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                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

                   CERTIFIED SHAREHOLDER REPORT OF REGISTERED
                        MANAGEMENT INVESTMENT COMPANIES



		Investment Company Act file number 811-09223

                          Pioneer Strategic Income Fund
               (Exact name of registrant as specified in charter)


                       60 State Street, Boston, MA 02109
              (Address of principal executive offices) (ZIP code)


            Terrence J. Cullen, Pioneer Investment Management, Inc.,
                       60 State Street, Boston, MA 02109
                    (Name and address of agent for service)


Registrant's telephone number, including area code:  (617) 742-7825


Date of fiscal year end:  September 30


Date of reporting period:  October 1, 2012 through September 30, 2013


Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. ss. 3507.


ITEM 1. REPORTS TO STOCKHOLDERS.

                       Pioneer Strategic
                       Income Fund

--------------------------------------------------------------------------------
                      Annual Report | September 30, 2013
--------------------------------------------------------------------------------

                       Ticker Symbols:

                       Class A        PSRAX
                       Class B        PSRBX
                       Class C        PSRCX
                       Class K        STRKX*
                       Class R        STIRX
                       Class Y        STRYX
                       Class Z        STIZX

                       * Share Class was first publicly offered on
                         December 20, 2012.

                        [LOGO] PIONEER
                               Investments(R)
                      visit us: us.pioneerinvestments.com

Table of Contents

Letter to Shareowners                                                         2

Portfolio Management Discussion                                               4

Portfolio Summary                                                             9

Prices and Distributions                                                     10

Performance Update                                                           11

Comparing Ongoing Fund Expenses                                              18

Schedule of Investments                                                      20

Financial Statements                                                        101

Notes to Financial Statements                                               112

Report of Independent Registered Public Accounting Firm                     124

Trustees, Officers and Service Providers                                    126

                       Pioneer Strategic Income Fund | Annual Report | 9/30/13 1

President's Letter

Dear Shareowner,

When we look at the U.S. economy heading into the final quarter of 2013, we continue to see slow, but steady, growth. Employment has also been rising steadily, but only modestly. Consumer incomes, savings, wealth, and debt-servicing capacity have been solid buttresses for the recovering housing and auto industries. Industrial activity is growing only modestly, but current corporate profits are generally solid and balance sheets appear able to support needed capital spending and dividend* payouts. The scaled-back "fiscal cliff" tax increases and spending cuts have meaningfully cut the budget deficit without driving the economy into recession. In addition, we feel that continuing slack in labor markets and capacity utilization offers the potential for continuing growth without bottlenecks and rising inflation.

After observing the strengthening economic trends, the Federal Reserve (the Fed) hinted that it might begin scaling back its "QE" quantitative easing program later in 2013 and could terminate its bond purchases altogether sometime in 2014. In September, however, the Fed surprised many market participants by deciding not to start scaling back QE yet. The Fed has also said that short-term interest rates are likely to remain near zero for some time to come, given that inflation remains subdued and unemployment remains too high.

As September ended, Congress had not yet passed a continuing resolution to prevent a government shutdown, nor had it raised the debt ceiling, and a quick resolution to the impasse appeared unlikely. The U.S. government's partial shutdown in October rattled the markets to a degree, but did not immediately have a significant negative impact on the economy or capital markets.

There are certainly risks and uncertainties that continue to plague the global economy as we head into the final months of the year. The European economy remains weak, though it is beginning to show signs of stabilization, and a number of countries in the emerging markets have experienced difficulties. Still, a potential ending of the European recession, continuing economic improvement in Japan in response to the new government's easing policies, and a "soft landing" of 7% growth in China could very well result in an improving global outlook over the remainder of 2013 and in 2014.

There are also geopolitical worries abroad and the aforementioned political fights at home, and while most of the widely recognized risks we've outlined may already be "priced into" the market, we believe investors should continue to expect market volatility.

*   Dividends are not guaranteed.

2 Pioneer Strategic Income Fund | Annual Report | 9/30/13

The Fed's aggressive monetary policies and fears about economic growth had helped drive long-term Treasury yields to unsustainably low levels; the return to more normal levels has resulted in disappointing returns for bond investors during the first nine months of 2013, but the stock market has delivered double-digit returns to equity investors who were willing to brave the "wall of worry".

At Pioneer, we have long advocated the benefits of staying diversified and investing for the long term. And while diversification alone does not assure a profit or protect against loss in a declining market, we believe there are still opportunities for prudent investors to earn attractive returns. Our advice, as always, is to work closely with a trusted financial advisor to discuss your goals and work together to develop an investment strategy that meets your individual needs, keeping in mind that there is no single best strategy that works for every investor.

Pioneer's investment teams have, since 1928, sought out attractive opportunities in global equity and bond markets, using in-depth research to identify undervalued individual securities, and using thoughtful risk management to construct portfolios which balance potential risks and reward in an ever-changing world.

We encourage you to learn more about Pioneer and our time-tested approach to investing by consulting with your financial advisor or visiting us online at us.pioneerinvestments.com. We greatly appreciate your trust in us, and we thank you for investing with Pioneer.

Sincerely,

/s/ Daniel K. Kingsbury

Daniel K. Kingsbury
President and CEO
Pioneer Investment Management USA, Inc.

Any information in this shareowner report regarding market or economic trends or the factors influencing the Fund's historical or future performance are statements of opinion as of the date of this report. These statements should not be relied upon for any other purposes. Past performance is no guarantee of future results, and there is no guarantee that market forecasts discussed will be realized.

                       Pioneer Strategic Income Fund | Annual Report | 9/30/13 3

Portfolio Management Discussion | 9/30/13

The environment for investing in fixed-income securities, including credit-sensitive sectors, became more unsettled in the second half of the 12-month period ended September 30, 2013. Although the domestic economy continued to grow and corporate profits kept improving, investors became concerned that interest rates would rise if the U.S. Federal Reserve (the Fed) started to wind down its accommodative monetary policies. In the following interview, Kenneth J. Taubes, Andrew Feltus and Charles Melchreit discuss the factors that affected the performance of Pioneer Strategic Income Fund during the 12-month period. Mr. Taubes, Chief Investment Officer, U.S., Executive Vice President, and a portfolio manager at Pioneer, is responsible for daily management of the Fund, supported by Mr. Feltus, a senior vice president and a portfolio manager at Pioneer,and Mr. Melchreit, a senior vice president and a portfolio manager at Pioneer.

Q How would you describe the investment environment in the fixed-income market during the 12-month period ended September 30, 2013?

A The period began on October 1, 2012, and the final three months of 2012 and the first four months of 2013 provided a relatively favorable backdrop for fixed-income investments. Most sectors of the bond market began rallying in the summer of 2012, and the rally persisted through the first four months of 2013. The main drivers of the rally were the pro-growth policies of central banks around the world.

    In the United States, the Fed continued its quantitative easing (QE) actions during the period, a policy that consists of buying mortgage-backed and U.S. Treasury securities in the open market with the intentions of helping to keep market interest rates low in order to help stimulate economic growth and job creation. Elsewhere, the European Central Bank aggressively moved to implement stimulus policies that were designed to encourage economic growth in Europe and to protect the value of the euro currency. Meanwhile, the Bank of Japan (BOJ) also became more accommodative following that country's elections that ushered in new government leadership in late 2012. Market confidence further increased as evidence of a strengthening economic recovery in the U.S. became apparent and there also were some early signs of improving conditions in Europe, China, and some other emerging markets.

    The supportive environment changed abruptly, however, in May 2013, following comments by Fed Chairman Ben Bernanke that if the American economy continued to improve, the U.S. central bank might begin tapering

4 Pioneer Strategic Income Fund | Annual Report | 9/30/13 its QE policy in the relatively near future. The Fed also continued to indicate, however, that short-term interest rates, as influenced by the federal funds rate, were likely to remain at record low levels. Mr. Bernanke's suggestion about a possible tapering of QE triggered market speculation that interest rates would soon begin to rise. In fact, interest rates did indeed begin to increase, even though existing Fed policies remained in effect.

U.S. Treasuries performed particularly poorly in the wake of the increase in rates, but the performance of credit-sensitive securities also was affected. Investment-grade corporate bonds posted negative returns during the final six months of the period, although U.S. high-yield corporate bonds were able to deliver modestly positive returns. Emerging markets investments and currencies were especially affected by the change in market sentiment, as investors saw those securities as particularly vulnerable to rising interest rates. The U.S. dollar (USD) remained strong on the currency markets, while the euro gained against most other currencies, including the USD. The Japanese yen depreciated in value as the BOJ took actions aimed at encouraging Japan's export industries.

Near the end of the 12-month period, a series of perceived positive developments affected sentiment in the bond market, and Treasuries even staged a modest improvement in performance during September, the final month of the period. The first development was the growing media speculation that Fed Vice Chairman Janet Yellen would be nominated to succeed Mr. Bernanke as chairman. Ms. Yellen is not viewed by most as someone who would move aggressively to end the Fed's accommodative policies. Second, the Fed met in mid-September and announced that it would not yet begin tapering QE--to the relief of the bond market. Finally, the debates in Washington over U.S. fiscal policy and raising the government's debt ceiling rattled the capital markets in general, but also led to a brief comeback in the values of Treasury securities, which were seen as the safest asset class during a time of uncertainty.

Despite the volatility in the fixed-income market, the economic fundamentals in the United States continued to strengthen, with non-farm payrolls adding an average of 160,000 new jobs per month over the six-month period. Corporate profits remained solid, while companies continued to be able to generate new cash flows. In fact, stock prices maintained their upward climb, with the Standard & Poor's 500 Index returning 8.31% during the final six months of the period, from April 1, 2013, through September 30, 2013.

                       Pioneer Strategic Income Fund | Annual Report | 9/30/13 5

Q How did the Fund perform during the 12-month period ended September 30, 2013?

A Pioneer Strategic Income Fund's Class A shares returned 1.88% at net asset value during the 12-month period ended September 30, 2013, while the Fund's benchmark, the Barclays U.S. Universal Index (the Barclays Index), returned -1.00%. During the same period, the average return of the 297 mutual funds in Morningstar's Multisector Bond category was 2.34%.

Q How did you allocate the Fund's assets during the 12-month period ended September 30, 2013, and how did the allocations affect the Fund's performance?

A We kept the portfolio well diversified* throughout the 12-month period, with an emphasis on the credit sectors. The portfolio's high exposure to U.S. corporate high-yield bonds, floating-rate bank loans, non-government agency mortgages, and other credit-sensitive debt helped the Fund to outperform the Barclays Index and to post modest, but positive results for the full fiscal year ended September 30, 2013.

    As of September 30, 2013, nearly 8% of the portfolio's net assets were invested in U.S. high-yield debt, which outperformed most other segments of the fixed-income market during the period. The Fund also saw good results from the portfolio's healthy allocations to several credit-sensitive sectors of the market that were not part of the benchmark Barclays Index. The non-benchmark investments included allocations to floating-rate bank loans, which comprised roughly 13% of the portfolio's net assets at the end of the period; non-agency mortgages and asset-backed securities, which combined to account for roughly 16% of net assets; convertible bonds, which represented nearly 6% of the portfolio's net assets; and event-linked (catastrophe) bonds, which comprised roughly 3% of net assets. The Fund's very low weightings in weak-performing U.S. Treasuries and government agency bonds (less than 2% of net assets) also helped benchmark-relative performance during the 12-month period. While the portfolio's overall exposure to emerging markets debt (more than 14% of net assets as of September 30, 2013) did not help Fund performance during the final six months of the period, the allocation did have a positive effect on returns over the full 12-month period.

Q Which of the Fund's individual investments had the greatest effect on performance during the 12-month period ended September 30, 2013?

A The Fund's allocation to convertible securities, because of their potential to become converted into equity positions, performed very well during the period as corporate earnings and equity multiples continued to expand and

* Diversification does not assure a profit nor protect against loss in a declining market.

6 Pioneer Strategic Income Fund | Annual Report | 9/30/13 equity values rose. The portfolio held positions in several convertible debt securities that significantly helped Fund performance, including convertibles of two information technology companies: Lam Research and Novellus Systems. Both Lam and Novellus produce components for semiconductor manufacturers. While emerging markets investments in general struggled late in the period, the Fund's investment in the sovereign bonds of the Philippines was a noteworthy exception, as the securities appreciated in value when the Philippine peso gained ground against other currencies.

    There were some disappointing investments in the Fund's portfolio during the 12-month period, however, including positions in two longer-maturity corporate bonds issued by major U.S. financial institutions: Wells Fargo and Goldman Sachs. The portfolio's holdings of corporate bonds issued by Mexican home builder Homex also declined in value during the period, after the company filed for bankruptcy protection in April of 2013.

Q   What is your investment outlook?

A We remain positive about the growth outlooks for both the United States economy, and the global economy in general. The political stalemates in the U.S. over fiscal policy and the national debt ceiling ended, at least temporarily, several days into the Fund's new fiscal year, and it appears that the temporary, partial government shutdown in October had only a negligible effect on the economic recovery. It is true, however, that the political stalemate in early October appears to have harmed public confidence in the ability of the U.S. government in general, and a divided Congress, in particular, to resolve problems. The outlook for 2014 appears to pose fewer problems, however, although it remains to be seen how Congress will deal with unresolved fiscal policy and debt-ceiling disagreements, and when the Fed might begin tapering its accommodative monetary policies.

    The U.S. economy showed its resilience in 2013, continuing to strengthen despite several tax hikes as well as increases in market interest rates. In this durable economic recovery, American corporations have been able to continue to grow their profits and buttress their financial balance sheets. While we believe those conditions should be supportive for the credit sectors of the fixed-income market, the prices of higher-yielding securities are not at extreme levels, and investors need to be selective, keeping a close eye on fundamentals when purchasing individual securities.

                       Pioneer Strategic Income Fund | Annual Report | 9/30/13 7

Please refer to the Schedule of Investments on pages 20-100 for a full listing of Fund securities.

When interest rates rise, the prices of fixed income securities in the Fund will generally fall. Conversely, when interest rates fall, the prices of fixed income securities in the Fund will generally rise.

Investments in the Fund are subject to possible loss due to the financial failure of issuers of underlying securities and their inability to meet their debt obligations.

Investments in high-yield or lower rated securities are subject to greater-than-average price volatility, illiquidity and possibility of default.

Prepayment risk is the chance that an issuer may exercise its right to prepay its security, if falling interest rates prompt the issuer to do so. Forced to reinvest the unanticipated proceeds at lower interest rates, the Fund would experience a decline in income and lose the opportunity for additional price appreciation.

The securities issued by U.S. Government sponsored entities (e.g., FNMA, Freddie
Mac) are neither guaranteed nor issued by the U.S. Government.

The portfolio may invest in mortgage-backed securities, which during times of fluctuating interest rates may increase or decrease more than other fixed-income securities. Mortgage-backed securities are also subject to pre-payments.

Investing in foreign and/or emerging markets securities involves risks relating to interest rates, currency exchange rates, economic, and political conditions.

At times, the Fund's investments may represent industries or industry sectors that are interrelated or have common risks, making it more susceptible to any economic, political, or regulatory developments or other risks affecting those industries and sectors.

These risks may increase share price volatility.

Past performance is no guarantee of future results, and there is no guarantee that market forecasts discussed will be realized.

Any information in this shareholder report regarding market or economic trends or the factors influencing the Fund's historical or future performance are statements of opinion as of the date of this report. These statements should not be relied upon for any other purposes.

8 Pioneer Strategic Income Fund | Annual Report | 9/30/13

Portfolio Summary | 9/30/13

Portfolio Quality
--------------------------------------------------------------------------------
(As a percentage of total investment portfolio; based on Standard & Poor's ratings)

[THE FOLLOWING DATA WAS REPRESENTED AS A PIE CHART IN THE PRINTED MATERIAL]

AAA                                          10.3%
AA                                            5.2%
A                                             9.2%
BBB                                          28.3%
BB                                           19.8%
B                                            14.3%
CCC                                           1.7%
Not Rated                                     5.5%
Cash Equivalent                               5.7%

Bond ratings are ordered highest to lowest in portfolio. Based on Standard & Poor's measures, AAA (highest possible rating) through BBB are considered investment grade; BB or lower ratings are considered non-investment grade. Cash equivalents and some bonds may not be rated.

Portfolio Diversification
--------------------------------------------------------------------------------
(As a percentage of total investment portfolio)

[THE FOLLOWING DATA WAS REPRESENTED AS A PIE CHART IN THE PRINTED MATERIAL]

U.S. Corporate Bonds                                            25.6%
International Corporate Bonds                                   19.7%
Senior Secured Loans                                            12.8%
Collateralized Mortgage Obligations                              9.3%
Foreign Government Bonds                                         6.0%
Municipal Bonds                                                  5.8%
Convertible Corporate Bonds                                      4.7%
U.S. Government Securities                                       4.4%
Asset Backed Securities                                          3.9%
Temporary Cash Investment                                        3.3%
U.S. Preferred Stocks                                            2.2%
Convertible Preferred Stocks                                     1.2%
International Common Stocks                                      0.8%
International Preferred Stocks                                   0.2%
U.S. Common Stocks                                               0.1%
Warrants*                                                        0.0%
Depository Receipts for International Stocks*                    0.0%

*Amount rounds to less than 0.1%.

10 Largest Holdings
--------------------------------------------------------------------------------
(As a percentage of total debt holdings)*

 1. Wells Fargo & Co., 7.5%, 12/31/99 (Perpetual)                         0.65%
--------------------------------------------------------------------------------
 2. Mexican Bonos, 6.5%, 6/9/22                                           0.62
--------------------------------------------------------------------------------
 3. UBS AG, 7.625%, 8/17/22                                               0.53
--------------------------------------------------------------------------------
 4. WellPoint, Inc., 2.75%, 10/15/42 (144A)                               0.47
--------------------------------------------------------------------------------
 5. Fannie Mae, 4.0%, 12/25/43                                            0.46
--------------------------------------------------------------------------------
 6. Fannie Mae, 4.0%, 12/1/41                                             0.46
--------------------------------------------------------------------------------
 7. International Bank for Reconstruction & Development, 3.25%, 4/14/14   0.41
--------------------------------------------------------------------------------
 8. Intel Corp., 2.95%, 12/15/35                                          0.40
--------------------------------------------------------------------------------
 9. USI Insurance Services LLC, Initial Term Loan, 11/29/19               0.40
--------------------------------------------------------------------------------
10. Romania Government Bond, 5.85%, 4/26/23                               0.39
--------------------------------------------------------------------------------

* This list excludes temporary cash investments and derivative instruments. The portfolio is actively managed, and current holdings may be different. The holdings listed should not be considered recommendations to buy or sell any security listed.

                       Pioneer Strategic Income Fund | Annual Report | 9/30/13 9

Prices and Distributions | 9/30/13

Net Asset Value per Share
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
        Class                      9/30/13                      9/30/12
--------------------------------------------------------------------------------
          A                          10.92                       11.21
--------------------------------------------------------------------------------
          B                          10.77                       11.06
--------------------------------------------------------------------------------
          C                          10.69                       10.98
--------------------------------------------------------------------------------
          R                          11.10                       11.39
--------------------------------------------------------------------------------
          Y                          10.92                       11.22
--------------------------------------------------------------------------------
          Z                          10.91                       11.20
--------------------------------------------------------------------------------
        Class                       9/30/13                    12/20/12
--------------------------------------------------------------------------------
          K*                        $10.94                       11.31
--------------------------------------------------------------------------------

Distributions per Share: 9/30/12-9/30/13
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                         Short-Term         Long-Term
        Class         Dividends        Capital Gains      Capital Gains
--------------------------------------------------------------------------------
          A            $0.5039             $    --            $    --
--------------------------------------------------------------------------------
          B            $0.4003             $    --            $    --
--------------------------------------------------------------------------------
          C            $0.4156             $    --            $    --
--------------------------------------------------------------------------------
          K            $0.4290             $    --            $    --
--------------------------------------------------------------------------------
          R            $0.4732             $    --            $    --
--------------------------------------------------------------------------------
          Y            $0.5377             $    --            $    --
--------------------------------------------------------------------------------
          Z            $0.5279             $    --            $    --
--------------------------------------------------------------------------------

The Barclays U.S. Universal Index is an unmanaged index that represents the union of the U.S. Aggregate Index, the U.S. High Yield Corporate Index, the 144A Index, the Eurodollar Index, the Emerging Markets Index, the non-ERISA portion of the CMBS Index, and the CMBS High Yield Index. Municipal debt, private placements and non-dollar-denominated issues are excluded. Index returns are calculated monthly, assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees, expenses or sales charges. It is not possible to invest directly in an index.

The index defined here pertains to the "Value of $10,000 Investment" and "Value of $5 Million Investment" charts on pages 11-17.

* Class K shares were first publicly offered on December 20, 2012.

10 Pioneer Strategic Income Fund | Annual Report | 9/30/13

Performance Update | 9/30/13                                      Class A Shares

Investment Returns
--------------------------------------------------------------------------------
The mountain chart on the right shows the change in value of a $10,000 investment made in Class A shares of Pioneer Strategic Income Fund at public offering price, during the periods shown, compared to that of the Barclays U.S. Universal Index.

Average Annual Total Returns
(As of September 30, 2013)
--------------------------------------------------------------------------------
                 Net Asset         Public Offering
Period           Value (NAV)       Price (POP)
--------------------------------------------------------------------------------
10 Years         7.03%              6.54%
5 Years          8.75               7.76
1 Year           1.88              -2.71
--------------------------------------------------------------------------------

Expense Ratio
(Per prospectus dated February 1, 2013)
--------------------------------------------------------------------------------
Gross
--------------------------------------------------------------------------------

1.06%
--------------------------------------------------------------------------------

[THE FOLLOWING DATA WAS REPRESENTED AS A MOUNTAIN CHART IN THE PRINTED MATERIAL]

Value of $10,000 Investment

                        Pioneer Strategic         Barclays U.S.
Date                    Income Fund               Universal Index
9/30/2003               $   9,550                 $  10,000
9/30/2004               $  10,485                 $  10,443
9/30/2005               $  11,237                 $  10,795
9/30/2006               $  11,735                 $  11,235
9/30/2007               $  12,481                 $  11,830
9/30/2008               $  12,388                 $  12,105
9/30/2009               $  14,332                 $  13,426
9/30/2010               $  16,237                 $  14,623
9/30/2011               $  16,562                 $  15,321
9/30/2012               $  18,499                 $  16,309
9/30/2013               $  18,847                 $  16,146

Call 1-800-225-6292 or visit us.pioneerinvestments.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

NAV results represent the percent change in net asset value per share. Returns would have been lower had sales charges been reflected. POP returns reflect deduction of maximum 4.50% sales charge. All results are historical and assume the reinvestment of dividends and capital gains. Other share classes are available for which performance and expenses will differ.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers Fund performance would be lower. Waivers may not be in effect for all funds. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

The performance table and graph do not reflect the deduction of fees and taxes that a shareowner would pay on Fund distributions or the redemption of Fund shares.

                      Pioneer Strategic Income Fund | Annual Report | 9/30/13 11

Performance Update | 9/30/13                                      Class B Shares

Investment Returns
--------------------------------------------------------------------------------
The mountain chart on the right shows the change in value of a $10,000 investment made in Class B shares of Pioneer Strategic Income Fund during the periods shown, compared to that of the Barclays U.S. Universal Index.

Average Annual Total Returns
(As of September 30, 2013)
--------------------------------------------------------------------------------
                 If                If
Period           Held              Redeemed
--------------------------------------------------------------------------------
10 Years         6.19%              6.19%
5 Years          7.89               7.89
1 Year           0.97              -2.93
--------------------------------------------------------------------------------

Expense Ratio
(Per prospectus dated February 1, 2013)
--------------------------------------------------------------------------------

Gross
--------------------------------------------------------------------------------
1.91%
--------------------------------------------------------------------------------

[THE FOLLOWING DATA WAS REPRESENTED AS A MOUNTAIN CHART IN THE PRINTED MATERIAL]

Value of $10,000 Investment

                        Pioneer Strategic         Barclays U.S.
Date                    Income Fund               Universal Index
9/30/2003               $  10,000                 $  10,000
9/30/2004               $  10,887                 $  10,443
9/30/2005               $  11,580                 $  10,795
9/30/2006               $  12,001                 $  11,235
9/30/2007               $  12,652                 $  11,830
9/30/2008               $  12,471                 $  12,105
9/30/2009               $  14,306                 $  13,426
9/30/2010               $  16,101                 $  14,623
9/30/2011               $  16,296                 $  15,321
9/30/2012               $  18,058                 $  16,309
9/30/2013               $  18,233                 $  16,146

Call 1-800-225-6292 or visit us.pioneerinvestments.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

"If Held" results represent the percent change in net asset value per share. Returns would have been lower had sales charges been reflected. "If Redeemed" returns reflect the deduction of applicable contingent deferred sales charge
(CDSC). The maximum CDSC for Class B shares is 4% and declines over five years. For more complete information, please see the prospectus.

All results are historical and assume the reinvestment of dividends and capital gains. Other share classes are available for which performance and expenses will differ.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers Fund performance would be lower. Waivers may not be in effect for all funds. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

The performance table and graph do not reflect the deduction of taxes that a shareowner would pay on Fund distributions or the redemption of Fund shares.

12 Pioneer Strategic Income Fund | Annual Report | 9/30/13

Performance Update | 9/30/13                                      Class C Shares

Investment Returns
--------------------------------------------------------------------------------
The mountain chart on the right shows the change in value of a $10,000 investment made in Class C shares of Pioneer Strategic Income Fund during the periods shown, compared to that of the Barclays U.S. Universal Index.

Average Annual Total Returns
(As of September 30, 2013)
--------------------------------------------------------------------------------
                 If                If
Period           Held              Redeemed
--------------------------------------------------------------------------------
10 Years         6.28%             6.28%
5 Years          8.01              8.01
1 Year           1.11              1.11
--------------------------------------------------------------------------------

Expense Ratio
(Per prospectus dated February 1, 2013)
--------------------------------------------------------------------------------
Gross
--------------------------------------------------------------------------------

1.74%
--------------------------------------------------------------------------------

[THE FOLLOWING DATA WAS REPRESENTED AS A MOUNTAIN CHART IN THE PRINTED MATERIAL]

Value of $10,000 Investment

                        Pioneer Strategic         Barclays U.S.
Date                    Income Fund               Universal Index
9/30/2003               $  10,000                 $  10,000
9/30/2004               $  10,900                 $  10,443
9/30/2005               $  11,601                 $  10,795
9/30/2006               $  12,020                 $  11,235
9/30/2007               $  12,694                 $  11,830
9/30/2008               $  12,504                 $  12,105
9/30/2009               $  14,362                 $  13,426
9/30/2010               $  16,170                 $  14,623
9/30/2011               $  16,385                 $  15,321
9/30/2012               $  18,182                 $  16,309
9/30/2013               $  18,384                 $  16,146

Call 1-800-225-6292 or visit us.pioneerinvestments.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

Class C shares held for less than one year are also subject to a 1% contingent deferred sales charge (CDSC). The performance of Class C shares does not reflect the 1% front-end sales charge in effect prior to February 1, 2004. If you paid a 1% sales charge, your returns would be lower than those shown above. "If Held" results represent the percent change in net asset value per share. Returns would have been lower had sales charges been reflected. All results are historical and assume the reinvestment of dividends and capital gains. Other share classes are available for which performance and expenses will differ.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers Fund performance would be lower. Waivers may not be in effect for all funds. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

The performance table and graph do not reflect the deduction of fees and taxes that a shareowner would pay on Fund distributions or the redemption of Fund shares.

                      Pioneer Strategic Income Fund | Annual Report | 9/30/13 13

Performance Update | 9/30/13                                      Class K Shares

Investment Returns
--------------------------------------------------------------------------------
The mountain chart on the right shows the change in value of a $10,000 investment made in Class K shares of Pioneer Strategic Income Fund during the periods shown, compared to that of the Barclays U.S. Universal Index.

Average Annual Total Returns
(As of September 30, 2013)
--------------------------------------------------------------------------------
                 If                If
Period           Held              Redeemed
--------------------------------------------------------------------------------
10 Years         7.08%             7.08%
5 Years          8.85              8.85
1 Year           2.36              2.36
--------------------------------------------------------------------------------

Expense Ratio
(Per prospectus dated February 1, 2013)
--------------------------------------------------------------------------------
Gross
--------------------------------------------------------------------------------

0.62%
--------------------------------------------------------------------------------

[THE FOLLOWING DATA WAS REPRESENTED AS A MOUNTAIN CHART IN THE PRINTED MATERIAL]

Value of $10,000 Investment

                        Pioneer Strategic         Barclays U.S.
Date                    Income Fund               Universal Index
9/30/2003               $  10,000                 $  10,000
9/30/2004               $  10,975                 $  10,443
9/30/2005               $  11,763                 $  10,795
9/30/2006               $  12,283                 $  11,235
9/30/2007               $  13,064                 $  11,830
9/30/2008               $  12,967                 $  12,105
9/30/2009               $  15,002                 $  13,426
9/30/2010               $  16,996                 $  14,623
9/30/2011               $  17,336                 $  15,321
9/30/2012               $  19,363                 $  16,309
9/30/2013               $  19,819                 $  16,146


Call 1-800-225-6292 or visit us.pioneerinvestments.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

The performance shown for Class K shares for the period prior to the commencement of operations of Class K shares on December 20, 2012, is the net asset value performance of the Fund's Class A shares, which has not been restated to reflect any differences in expenses, including Rule 12b-1 fees applicable to Class A shares. Since fees for Class A shares generally are higher than those of Class K shares, the performance of Class K shares prior to their inception would have been higher than the performance shown. For the period beginning December 20, 2012, the actual performance of Class K shares is reflected. Class K shares are not subject to sales charges and are available for limited groups of eligible investors, including institutional investors. All results are historical and assume the reinvestment of dividends and capital gains. Other share classes are available for which performance and expenses will differ.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers Fund performance would be lower. Waivers may not be in effect for all funds. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

The performance table and graph do not reflect the deduction of fees and taxes that a shareowner would pay on Fund distributions or the redemption of Fund shares.

14 Pioneer Strategic Income Fund | Annual Report | 9/30/13

Performance Update | 9/30/13                                      Class R Shares

Investment Returns
--------------------------------------------------------------------------------
The mountain chart on the right shows the change in value of a $10,000 investment made in Class R shares of Pioneer Strategic Income Fund during the periods shown, compared to that of the Barclays U.S. Universal Index.

Average Annual Total Returns
(As of September 30, 2013)
--------------------------------------------------------------------------------
                 If                If
Period           Held              Redeemed
--------------------------------------------------------------------------------
10 Years         6.77%             6.77%
5 Years          8.46              8.46
1 Year           1.58              1.58
--------------------------------------------------------------------------------

Expense Ratio
(Per prospectus dated February 1, 2013)
--------------------------------------------------------------------------------
                 Gross
--------------------------------------------------------------------------------
                 1.44%
--------------------------------------------------------------------------------

[THE FOLLOWING DATA WAS REPRESENTED AS A MOUNTAIN CHART IN THE PRINTED MATERIAL]

Value of $10,000 Investment

                        Pioneer Strategic         Barclays U.S.
Date                    Income Fund               Universal Index
9/30/2003               $  10,000                 $  10,000
9/30/2004               $  10,946                 $  10,443
9/30/2005               $  11,712                 $  10,795
9/30/2006               $  12,204                 $  11,235
9/30/2007               $  12,945                 $  11,830
9/30/2008               $  12,826                 $  12,105
9/30/2009               $  14,808                 $  13,426
9/30/2010               $  16,744                 $  14,623
9/30/2011               $  17,018                 $  15,321
9/30/2012               $  18,948                 $  16,309
9/30/2013               $  19,248                 $  16,146

Call 1-800-225-6292 or visit us.pioneerinvestments.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

Class R shares are not subject to sales charges and are available for limited groups of eligible investors, including institutional investors. All results are historical and assume the reinvestment of dividends and capital gains. Other share classes are available for which performance and expenses will differ.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers Fund performance would be lower. Waivers may not be in effect for all funds. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

The performance table and graph do not reflect the deduction of fees and taxes that a shareowner would pay on Fund distributions or the redemption of Fund shares.

                      Pioneer Strategic Income Fund | Annual Report | 9/30/13 15

Performance Update | 9/30/13                                      Class Y Shares

Investment Returns
--------------------------------------------------------------------------------
The mountain chart on the right shows the change in value of a $5 million investment made in Class Y shares of Pioneer Strategic Income Fund during the periods shown, compared to that of the Barclays U.S. Universal Index.

Average Annual Total Returns
(As of September 30, 2013)
--------------------------------------------------------------------------------
                 If                If
Period           Held              Redeemed
--------------------------------------------------------------------------------
10 Years         7.39%             7.39%
5 Years          9.11              9.11
1 Year           2.10              2.10
--------------------------------------------------------------------------------

Expense Ratio
(Per prospectus dated February 1, 2013)
--------------------------------------------------------------------------------
Gross
--------------------------------------------------------------------------------

0.73%
--------------------------------------------------------------------------------

[THE FOLLOWING DATA WAS REPRESENTED AS A MOUNTAIN CHART IN THE PRINTED MATERIAL]

Value of $5 Million Investment

                        Pioneer Strategic         Barclays U.S.
Date                    Income Fund               Universal Index
9/30/2003               $   5,000,000             $  5,000,000
9/30/2004               $   5,494,780             $  5,221,420
9/30/2005               $   5,914,955             $  5,397,364
9/30/2006               $   6,204,423             $  5,617,592
9/30/2007               $   6,609,975             $  5,915,146
9/30/2008               $   6,591,888             $  6,052,596
9/30/2009               $   7,653,774             $  6,713,109
9/30/2010               $   8,706,393             $  7,311,623
9/30/2011               $   8,911,637             $  7,660,615
9/30/2012               $   9,985,725             $  8,154,381
9/30/2013               $  10,195,418             $  8,073,138

Call 1-800-225-6292 or visit us.pioneerinvestments.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

Performance for periods prior to the commencement of operations of Class Y shares on September 10, 2004, reflects the NAV performance of the Fund's Class A shares. The performance does not reflect differences in expenses, including the Rule 12b-1 fees, applicable to Class A shares. Since fees for Class A shares are generally higher than those of Class Y shares, the performance for Class Y shares prior to their inception would have been higher than the performance shown. Class Y shares are not subject to sales charges and are available for limited groups of eligible investors, including institutional investors. All results are historical and assume the reinvestment of dividends and capital gains. Other share classes are available for which performance and expenses will differ.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers Fund performance would be lower. Waivers may not be in effect for all funds. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

The performance table and graph do not reflect the deduction of fees and taxes that a shareowner would pay on Fund distributions or the redemption of Fund shares.

16 Pioneer Strategic Income Fund | Annual Report | 9/30/13

Performance Update | 9/30/13                                      Class Z Shares

Investment Returns
--------------------------------------------------------------------------------
The mountain chart on the right shows the change in value of a $10,000 investment made in Class Z shares of Pioneer Strategic Income Fund during the periods shown, compared to that of the Barclays U.S. Universal Index.

Average Annual Total Returns
(As of September 30, 2013)
--------------------------------------------------------------------------------
                 If                If
Period           Held              Redeemed
--------------------------------------------------------------------------------
10 Years         7.22%             7.22%
5 Years          8.94              8.94
1 Year           2.11              2.11
--------------------------------------------------------------------------------

Expense Ratio
(Per prospectus dated February 1, 2013)
--------------------------------------------------------------------------------
Gross
--------------------------------------------------------------------------------

0.83%
--------------------------------------------------------------------------------

[THE FOLLOWING DATA WAS REPRESENTED AS A MOUNTAIN CHART IN THE PRINTED MATERIAL]

Value of $10,000 Investment

                        Pioneer Strategic         Barclays U.S.
Date                    Income Fund               Universal Index
9/30/2003               $  10,000                 $  10,000
9/30/2004               $  10,975                 $  10,443
9/30/2005               $  11,763                 $  10,795
9/30/2006               $  12,283                 $  11,235
9/30/2007               $  13,067                 $  11,830
9/30/2008               $  13,090                 $  12,105
9/30/2009               $  15,110                 $  13,426
9/30/2010               $  17,176                 $  14,623
9/30/2011               $  17,570                 $  15,321
9/30/2012               $  19,672                 $  16,309
9/30/2013               $  20,086                 $  16,146

Call 1-800-225-6292 or visit us.pioneerinvestments.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

Performance for periods prior to the commencement of operations of Class Z shares on July 6, 2007, reflects the NAV performance of the Fund's Class A shares. The performance does not reflect differences in expenses, including the Rule 12b-1 fees, applicable to Class A shares. Since fees for Class A shares are generally higher than those of Class Z shares, the performance for Class Z shares prior to their inception would have been higher than the performance shown. Class Z shares are not subject to sales charges and are available for limited groups of eligible investors, including institutional investors. All results are historical and assume the reinvestment of dividends and capital gains. Other share classes are available for which performance and expenses will differ.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers Fund performance would be lower. Waivers may not be in effect for all funds. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

The performance table and graph do not reflect the deduction of fees and taxes that a shareowner would pay on Fund distributions or the redemption of Fund shares.

                      Pioneer Strategic Income Fund | Annual Report | 9/30/13 17

Comparing Ongoing Fund Expenses

As a shareowner in the Fund, you incur two types of costs:

(1) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses; and

(2) transaction costs, including sales charges (loads) on purchase payments.

This example is intended to help you understand your ongoing expenses (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 at the beginning of the Fund's latest six-month period and held throughout the six months.

Using the Tables
--------------------------------------------------------------------------------
Actual Expenses

The first table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period as follows:

(1) Divide your account value by $1,000
    Example: an $8,600 account value (divided by) $1,000 = 8.6

(2) Multiply the result in (1) above by the corresponding share class's number in the third row under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Expenses Paid on a $1,000 Investment in Pioneer Strategic Income Fund

Based on actual returns from April 1, 2013, through September 30, 2013.

--------------------------------------------------------------------------------------------------------
Share Class               A           B           C           K           R           Y           Z
--------------------------------------------------------------------------------------------------------
Beginning Account      $1,000.00   $1,000.00   $1,000.00   $1,000.00   $1,000.00   $1,000.00   $1,000.00
Value on 4/1/13
--------------------------------------------------------------------------------------------------------
Ending Account         $  982.07   $  978.20   $  978.52   $  985.80   $  981.07   $  983.53   $  983.25
Value (after expenses)
on 9/30/13
--------------------------------------------------------------------------------------------------------
Expenses Paid          $    5.07   $    9.22   $    8.53   $    3.14   $    6.65   $    3.68   $    3.98
During Period*
--------------------------------------------------------------------------------------------------------

* Expenses are equal to the Fund's annualized net expense ratio of 1.02%, 1.86%, 1.72%, 0.63%, 1.34%, 0.74%, 0.80% for Class A, Class B, Class C,
    Class K, Class R, Class Y and Class Z shares respectively, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period).

18 Pioneer Strategic Income Fund | Annual Report | 9/30/13

Hypothetical Example for Comparison Purposes

The table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the tables are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) that are charged at the time of the transaction. Therefore, the table below is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

Expenses Paid on a $1,000 Investment in Pioneer Strategic Income Fund

Based on a hypothetical 5% return per year before expenses, reflecting the period from April 1, 2013, through September 30, 2013.

--------------------------------------------------------------------------------------------------------
Share Class                A           B           C           K           R           Y           Z
--------------------------------------------------------------------------------------------------------
Beginning Account      $1,000.00   $1,000.00   $1,000.00   $1,000.00   $1,000.00   $1,000.00   $1,000.00
Value on 4/1/13
--------------------------------------------------------------------------------------------------------
Ending Account         $1,019.95   $1,015.74   $1,016.44   $1,021.91   $1,018.35   $1,021.36   $1,021.06
Value (after expenses)
on 9/30/13
--------------------------------------------------------------------------------------------------------
Expenses Paid          $    5.16   $    9.40   $    8.69   $    3.19   $    6.78   $    3.75   $    4.05
During Period*
--------------------------------------------------------------------------------------------------------

* Expenses are equal to the Fund's annualized net expense ratio of 1.02%, 1.86%, 1.72%, 0.63%, 1.34%, 0.74%, 0.80% for Class A, Class B, Class C,
    Class K, Class R, Class Y and Class Z shares respectively, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period).

                      Pioneer Strategic Income Fund | Annual Report | 9/30/13 19

Schedule of Investments | 9/30/13

------------------------------------------------------------------------------------------------------
                   Floating      S&P/Moody's
 Principal         Rate (b)      Ratings
 Amount ($)        (unaudited)   (unaudited)                                           Value
------------------------------------------------------------------------------------------------------
                                               CONVERTIBLE CORPORATE
                                               BONDS -- 4.7%
                                               ENERGY -- 0.4%
                                               Oil & Gas Exploration &
                                               Production -- 0.3%
       4,600,000                     BB-/Ba3   Chesapeake Energy Corp., 2.25%,
                                               12/15/38                                $     4,197,500
      17,590,000                       NR/NR   Cobalt International Energy, Inc.,
                                               2.625%, 12/1/19                              18,601,425
                                                                                       ---------------
                                                                                       $    22,798,925
------------------------------------------------------------------------------------------------------
                                               Oil & Gas Storage &
                                               Transportation -- 0.0%+
       1,700,000                       NR/NR   Golar LNG, Ltd., 3.75%, 3/7/17          $     1,731,960
------------------------------------------------------------------------------------------------------
                                               Coal & Consumable Fuels -- 0.1%
         770,000                        B/NR   Alpha Appalachia Holdings, Inc.,
                                               3.25%, 8/1/15                           $       719,950
       4,880,000                       B+/NR   Alpha Natural Resources, Inc.,
                                               3.75%, 12/15/17                               4,645,150
       4,296,000                      CCC/NR   James River Coal Co., 10.0%,
                                               6/1/18 (144A)                                 2,298,360
                                                                                       ---------------
                                                                                       $     7,663,460
                                                                                       ---------------
                                               Total Energy                            $    32,194,345
------------------------------------------------------------------------------------------------------
                                               MATERIALS -- 0.2%
                                               Diversified Metals & Mining -- 0.2%
      11,800,000                       BB/NR   Vedanta Resources Jersey, Ltd.,
                                               5.5%, 7/13/16                           $    11,888,500
                                                                                       ---------------
                                               Total Materials                         $    11,888,500
------------------------------------------------------------------------------------------------------
                                               CAPITAL GOODS -- 0.3%
                                               Electrical Components &
                                               Equipment -- 0.2%
      13,776,000                        B/B2   General Cable Corp., 4.5%,
                                               11/15/29 (Step)                         $    15,558,270
------------------------------------------------------------------------------------------------------
                                               Construction & Farm Machinery &
                                               Heavy Trucks -- 0.1%
       4,925,000                       NR/NR   Greenbrier Companies, Inc., 3.5%,
                                               4/1/18                                  $     5,285,141
                                                                                       ---------------
                                               Total Capital Goods                     $    20,843,411
------------------------------------------------------------------------------------------------------
                                               CONSUMER DURABLES & APPAREL -- 0.2%
                                               Homebuilding -- 0.2%
       7,375,000                        B/B2   KB Home, Inc., 1.375%, 2/1/19           $     7,490,234
       4,280,000                      BB-/B1   The Ryland Group, Inc., 0.25%,
                                               6/1/19                                        3,905,500
                                                                                       ---------------
                                                                                       $    11,395,734
                                                                                       ---------------
                                               Total Consumer Durables & Apparel       $    11,395,734
------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

20 Pioneer Strategic Income Fund | Annual Report | 9/30/13

------------------------------------------------------------------------------------------------------
                   Floating      S&P/Moody's
 Principal         Rate (b)      Ratings
 Amount ($)        (unaudited)   (unaudited)                                           Value
------------------------------------------------------------------------------------------------------
                                               RETAILING -- 0.2%
                                               Internet Retail -- 0.2%
      10,850,000                      BBB/NR   Priceline.com, Inc., 0.35%,
                                               6/15/20 (144A)                          $    11,358,594
                                                                                       ---------------
                                               Total Retailing                         $    11,358,594
------------------------------------------------------------------------------------------------------
                                               HEALTH CARE EQUIPMENT &
                                               SERVICES -- 1.1%
                                               Health Care Equipment -- 0.7%
         265,000                       B+/NR   Hologic, Inc., 2.0%,
                                               12/15/37 (Step)                         $       265,331
      12,092,000                       B+/NR   Hologic, Inc., 2.0%,
                                               12/15/37 (Step)                              13,603,500
      13,000,000                       B+/NR   Hologic, Inc., 2.0%,
                                               3/1/42 (Step)                                13,065,000
      20,755,000                       NR/NR   NuVasive, Inc., 2.75%,
                                               7/1/17                                       20,236,125
                                                                                       ---------------
                                                                                       $    47,169,956
------------------------------------------------------------------------------------------------------
                                               Health Care Services -- 0.0%+
       2,080,000                       B+/B2   Omnicare, Inc., 3.25%, 12/15/35         $     2,210,000
------------------------------------------------------------------------------------------------------
                                               Managed Health Care -- 0.4%
      25,045,000                       A-/NR   WellPoint, Inc., 2.75%,
                                               10/15/42 (144A)                         $    31,885,416
                                                                                       ---------------
                                               Total Health Care
                                               Equipment & Services                    $    81,265,372
------------------------------------------------------------------------------------------------------
                                               PHARMACEUTICALS, BIOTECHNOLOGY
                                               & LIFE SCIENCES -- 0.5%
                                               Biotechnology -- 0.4%
       6,690,000                       NR/NR   Cubist Pharmaceuticals, Inc.,
                                               1.125%, 9/1/18 (144A)                   $     7,229,381
       7,685,000                       NR/NR   Cubist Pharmaceuticals, Inc.,
                                               1.875%, 9/1/20 (144A)                         8,270,981
       6,860,000                       NR/NR   PDL BioPharma, Inc., 3.75%,
                                               5/1/15                                        8,836,538
                                                                                       ---------------
                                                                                       $    24,336,900
------------------------------------------------------------------------------------------------------
                                               Pharmaceuticals -- 0.1%
       7,030,000                       NR/NR   Salix Pharmaceuticals, Ltd.,
                                               1.5%, 3/15/19                           $     8,624,931
                                                                                       ---------------
                                               Total Pharmaceuticals,
                                               Biotechnology & Life Sciences           $    32,961,831
------------------------------------------------------------------------------------------------------
                                               INSURANCE -- 0.1%
                                               Property & Casualty Insurance -- 0.1%
       4,840,000                   BBB-/Baa3   Fidelity National Financial, Inc.,
                                               4.25%, 8/15/18                          $     6,854,650
                                                                                       ---------------
                                               Total Insurance                         $     6,854,650
------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

                      Pioneer Strategic Income Fund | Annual Report | 9/30/13 21

------------------------------------------------------------------------------------------------------
                   Floating      S&P/Moody's
 Principal         Rate (b)      Ratings
 Amount ($)        (unaudited)   (unaudited)                                           Value
------------------------------------------------------------------------------------------------------
                                               SOFTWARE & SERVICES -- 0.5%
                                               Internet Software & Services -- 0.1%
       5,045,000                       NR/NR   WebMD Health Corp., 2.25%,
                                               3/31/16                                 $     4,940,947
       2,430,000                       NR/NR   WebMD Health Corp., 2.5%,
                                               1/31/18                                       2,288,756
                                                                                       ---------------
                                                                                       $     7,229,703
------------------------------------------------------------------------------------------------------
                                               Application Software -- 0.4%
      12,418,000                       NR/NR   Mentor Graphics Corp., 4.0%,
                                               4/1/31                                  $    16,267,580
       9,565,000                      BB-/NR   Nuance Communications, Inc.,
                                               2.75%, 11/1/31                                9,666,628
                                                                                       ---------------
                                                                                       $    25,934,208
                                                                                       ---------------
                                               Total Software & Services               $    33,163,911
------------------------------------------------------------------------------------------------------
                                               TECHNOLOGY HARDWARE &
                                               EQUIPMENT -- 0.2%
                                               Computer Storage & Peripherals -- 0.1%
       5,346,000                       BB/NR   SanDisk Corp., 1.5%, 8/15/17            $     7,070,085
------------------------------------------------------------------------------------------------------
                                               Electronic Components -- 0.1%
      13,410,000                      BB+/NR   Vishay Intertechnology, Inc.,
                                               2.25%, 5/15/41 (144A)                   $    11,381,738
                                                                                       ---------------
                                               Total Technology Hardware &
                                               Equipment                               $    18,451,823
------------------------------------------------------------------------------------------------------
                                               SEMICONDUCTORS &
                                               SEMICONDUCTOR EQUIPMENT -- 1.0%
                                               Semiconductor Equipment -- 0.3%
      12,606,000                   BBB-/Baa1   Lam Research Corp., 1.25%,
                                               5/15/18                                 $    15,166,594
       5,963,000                     BBB-/NR   Novellus Systems, Inc., 2.625%,
                                               5/15/41                                       9,440,174
                                                                                       ---------------
                                                                                       $    24,606,768
------------------------------------------------------------------------------------------------------
                                               Semiconductors -- 0.7%
      24,862,000                       A-/NR   Intel Corp., 2.95%, 12/15/35            $    26,913,115
       4,807,000                       A-/A2   Intel Corp., 3.25%, 8/1/39                    5,951,667
       1,255,000                      BB+/NR   ON Semiconductor Corp.,
                                               2.625%, 12/15/26                              1,356,184
      10,750,000                     BBB-/NR   Xilinx, Inc., 3.125%, 3/15/37                17,388,125
                                                                                       ---------------
                                                                                       $    51,609,091
                                                                                       ---------------
                                               Total Semiconductors &
                                               Semiconductor Equipment                 $    76,215,859
------------------------------------------------------------------------------------------------------
                                               TOTAL CONVERTIBLE CORPORATE BONDS
                                               (Cost $299,169,693)                     $   336,594,030
------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

22 Pioneer Strategic Income Fund | Annual Report | 9/30/13

------------------------------------------------------------------------------------------------------
                   Floating      S&P/Moody's
                   Rate (b)      Ratings
 Shares            (unaudited)   (unaudited)                                           Value
------------------------------------------------------------------------------------------------------

                                               PREFERRED STOCKS -- 2.5%
                                               ENERGY -- 0.1%
                                               Oil & Gas Storage &
                                               Transportation -- 0.1%
         280,950          7.62        B+/Ba2   NuStar Logistics LP, Floating
                                               Rate Note, 1/15/43                      $     7,091,178
                                                                                       ---------------
                                               Total Energy                            $     7,091,178
------------------------------------------------------------------------------------------------------
                                               TRANSPORTATION -- 0.0%+
                                               Air Freight & Logistics -- 0.0%+
           2,313                               CEVA Group Plc*                         $     1,966,432
                                                                                       ---------------
                                               Total Transportation                    $     1,966,432
------------------------------------------------------------------------------------------------------
                                               BANKS -- 0.5%
                                               Diversified Banks -- 0.4%
         234,750          6.50       A-/Baa1   US Bancorp, Floating Rate
                                               Note (Perpetual)                        $     6,101,152
         783,175          6.00       A-/Baa1   US Bancorp, Floating Rate
                                               Note (Perpetual)                             21,098,734
                                                                                       ---------------
                                                                                       $    27,199,886
------------------------------------------------------------------------------------------------------
                                               Regional Banks -- 0.1%
          87,500         6.25          A-/NR   CoBank ACB, Floating Rate
                                               Note (Perpetual) (144A)                 $     8,358,989
                                                                                       ---------------
                                               Total Banks                             $    35,558,875
------------------------------------------------------------------------------------------------------
                                               DIVERSIFIED FINANCIALS -- 1.1%
                                               Other Diversified Financial
                                               Services -- 0.8%
         919,550          7.88        BB/Ba2   Citigroup Capital XIII, Floating Rate
                                               Note, 10/30/40                          $    25,260,038
         642,000          7.12         BB/B1   Citigroup, Inc., Floating Rate Note
                                               (Perpetual)                                  16,210,500
         465,150          8.12       CCC+/B3   GMAC Capital Trust I, Floating
                                               Rate Note, 2/15/40                           12,442,762
                                                                                       ---------------
                                                                                       $    53,913,300
------------------------------------------------------------------------------------------------------
                                               Consumer Finance -- 0.2%
          15,956                     CCC+/B3   Ally Financial, Inc., 7.0%
                                               (Perpetual) (144A)                      $    15,246,955
------------------------------------------------------------------------------------------------------
                                               Investment Banking &
                                               Brokerage -- 0.1%
         324,400          7.12        BB+/NR   Morgan Stanley Co., Floating
                                               Rate Note (Perpetual)                   $     8,174,880
                                                                                       ---------------
                                               Total Diversified Financials            $    77,335,135
------------------------------------------------------------------------------------------------------
                                               INSURANCE -- 0.5%
                                               Property & Casualty Insurance -- 0.3%
         250,000          5.95      BBB-/Ba1   Aspen Insurance Holdings, Ltd.,
                                               Floating Rate Note (Perpetual)          $     5,932,500

The accompanying notes are an integral part of these financial statements.

                      Pioneer Strategic Income Fund | Annual Report | 9/30/13 23

------------------------------------------------------------------------------------------------------
                   Floating      S&P/Moody's
                   Rate (b)      Ratings
 Shares            (unaudited)   (unaudited)                                           Value
------------------------------------------------------------------------------------------------------
                                               Property & Casualty Insurance --
                                               (continued)
         631,450          5.10      BBB/Baa1   The Allstate Corp., Floating Rate
                                               Note, 1/15/53                           $    14,649,640
                                                                                       ---------------
                                                                                       $    20,582,140
------------------------------------------------------------------------------------------------------
                                               Reinsurance -- 0.2%
      10,500,000          0.00         NR/NR   Altair Re, Floating Rate Note,
                                               4/30/16 (Cat Bond)                      $    10,908,450
       8,384,338                       NR/NR   Pangaea Re, 10/1/15
                                               (Cat Bond) (d)                                8,784,019
                                                                                       ---------------
                                                                                       $    19,692,469
                                                                                       ---------------
                                               Total Insurance                         $    40,274,609
------------------------------------------------------------------------------------------------------
                                               REAL ESTATE -- 0.1%
                                               Diversified REIT -- 0.1%
           3,250                       A-/A3   Firstar Realty LLC, 8.875%,
                                               12/31/99 (Perpetual) (144A)             $     3,987,344
------------------------------------------------------------------------------------------------------
                                               Office REIT -- 0.0%
         100,000                    BB+/Baa3   Digital Realty Trust, Inc., 5.875%,
                                               12/31/99 (Perpetual)                    $     1,975,000
                                                                                       ---------------
                                               Total Real Estate                       $     5,962,344
------------------------------------------------------------------------------------------------------
                                               TELECOMMUNICATION SERVICES -- 0.2%
                                               Integrated Telecommunication
                                               Services -- 0.2%
         572,600                   BBB-/Baa3   Qwest Corp., 7.375%, 6/1/51             $    14,337,904
                                                                                       ---------------
                                               Total Telecommunication Services        $    14,337,904
------------------------------------------------------------------------------------------------------
                                               TOTAL PREFERRED STOCKS
                                               (Cost $172,075,339)                     $   182,526,477
------------------------------------------------------------------------------------------------------
                                               CONVERTIBLE PREFERRED
                                               STOCKS -- 1.3%
                                               CAPITAL GOODS -- 0.1%
                                               Industrial Machinery -- 0.1%
          27,900                     NR/Baa3   Stanley Black & Decker, Inc.,
                                               4.75%, 11/17/15                         $     3,822,579
                                                                                       ---------------
                                               Total Capital Goods                     $     3,822,579
------------------------------------------------------------------------------------------------------
                                               AUTOMOBILES & COMPONENTS -- 0.2%
                                               Tires & Rubber -- 0.2%
         215,294                       NR/NR   The Goodyear Tire & Rubber Co.,
                                               5.875%, 4/1/14                          $    13,709,922
                                                                                       ---------------
                                               Total Automobiles & Components          $    13,709,922
------------------------------------------------------------------------------------------------------
                                               BANKS -- 0.6%
                                               Diversified Banks -- 0.6%
          38,527                    BBB+/Ba1   Wells Fargo & Co., 7.5% (Perpetual)     $    43,824,848
                                                                                       ---------------
                                               Total Banks                             $    43,824,848
------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

24 Pioneer Strategic Income Fund | Annual Report | 9/30/13

------------------------------------------------------------------------------------------------------
                   Floating      S&P/Moody's
                   Rate (b)      Ratings
 Shares            (unaudited)   (unaudited)                                           Value
------------------------------------------------------------------------------------------------------
                                               DIVERSIFIED FINANCIALS -- 0.4%
                                               Other Diversified Financial
                                               Services -- 0.3%
          21,478                      BB+/B1   Bank of America Corp., 7.25%,
                                               12/31/99 (Perpetual)                    $    23,196,240
------------------------------------------------------------------------------------------------------
                                               Asset Management & Custody Banks -- 0.1%
         101,000                      BB+/NR   AMG Capital Trust II, 5.15%,
                                               10/15/37                                $     5,889,562
                                                                                       ---------------
                                               Total Diversified Financials            $    29,085,802
------------------------------------------------------------------------------------------------------
                                               TOTAL CONVERTIBLE PREFERRED STOCKS
                                               (Cost $84,563,715)                      $    90,443,151
------------------------------------------------------------------------------------------------------
                                               COMMON STOCKS -- 0.2%
                                               COMMERCIAL SERVICES &
                                               SUPPLIES -- 0.0%+
                                               Diversified Support Services -- 0.0%+
          32,369                               Velo Holdings, Inc.*                    $        24,277
                                                                                       ---------------
                                               Total Commercial Services &
                                               Supplies                                $        24,277
------------------------------------------------------------------------------------------------------
                                               TRANSPORTATION -- 0.1%
                                               Air Freight & Logistics -- 0.0%+
           1,069                               CEVA Group Plc*                         $       908,395
------------------------------------------------------------------------------------------------------
                                               Airlines -- 0.0%+
          79,678                               Delta Air Lines, Inc.                   $     1,879,604
------------------------------------------------------------------------------------------------------
                                               Marine -- 0.1%
       1,695,067                               Horizon Lines, Inc.*                    $     2,271,390
                                                                                       ---------------
                                               Total Transportation                    $     5,059,389
------------------------------------------------------------------------------------------------------
                                               CONSUMER DURABLES &
                                               APPAREL -- 0.0%+
                                               Leisure Products -- 0.0%+
       1,445,550                               Emerald Plantation Holdings, Ltd.*      $       144,555
                                                                                       ---------------
                                               Total Consumer Durables & Apparel       $       144,555
------------------------------------------------------------------------------------------------------
                                               DIVERSIFIED FINANCIALS -- 0.1%
                                               Other Diversified Financial
                                               Services -- 0.1%
           4,633                               BTA Bank JSC (G.D.R.) (144A)*           $         3,915
          57,000                               Lorenz Re*                                    6,137,190
                                                                                       ---------------
                                                                                       $     6,141,105
                                                                                       ---------------
                                               Total Diversified Financials            $     6,141,105
------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

                      Pioneer Strategic Income Fund | Annual Report | 9/30/13 25

------------------------------------------------------------------------------------------------------
                   Floating      S&P/Moody's
                   Rate (b)      Ratings
 Shares            (unaudited)   (unaudited)                                           Value
------------------------------------------------------------------------------------------------------
                                               REAL ESTATE -- 0.0%+
                                               Real Estate Development -- 0.0%+
         269,588                               Newhall Land Development LLC*           $       862,682
                                                                                       ---------------
                                               Total Real Estate                       $       862,682
------------------------------------------------------------------------------------------------------
                                               TOTAL COMMON STOCKS
                                               (Cost $12,876,477)                      $    12,232,008
------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------
 Principal
 Amount ($)
------------------------------------------------------------------------------------------------------
                                               ASSET BACKED
                                               SECURITIES -- 3.9%
                                               MATERIALS -- 0.5%
                                               Diversified Metals & Mining -- 0.0%+
       1,080,808                   BBB+/Baa1   Lehman ABS Manufactured Housing
                                               Contract Trust 2001-B, 5.873%,
                                               4/15/40                                 $     1,151,906
         381,435                      AAA/NR   Newcastle Investment Trust
                                               2010-MH1, 4.5%, 7/10/35 (144A)                  385,218
                                                                                       ---------------
                                                                                       $     1,537,124
------------------------------------------------------------------------------------------------------
                                               Precious Metals & Minerals -- 0.1%
       1,376,779          6.50       BBB+/A2   ACE Securities Corp. Manufactured
                                               Housing Trust Series 2003-MH1,
                                               Floating Rate Note, 8/15/30 (144A)      $     1,433,454
       1,600,000                      NR/Ba2   Credit-Based Asset Servicing and
                                               Securitization LLC, 5.708%,
                                               10/25/36 (Step) (144A)                        1,543,749
       1,635,041          0.27        CCC/B1   Credit-Based Asset Servicing and
                                               Securitization LLC, Floating Rate Note,
                                               4/25/37                                       1,260,929
       2,502,079                        A/NR   Mid-State Capital Trust 2010-1,
                                               5.25%, 12/15/45 (144A)                        2,599,845
       2,543,780                      BBB/NR   Mid-State Capital Trust 2010-1,
                                               7.0%, 12/15/45 (144A)                         2,647,391
                                                                                       ---------------
                                                                                       $     9,485,368
------------------------------------------------------------------------------------------------------
                                               Steel -- 0.4%
         205,137          0.58        AAA/NR   ACE Securities Corp., Home Equity
                                               Loan Trust Series 2005-SD3,
                                               Floating Rate Note, 8/25/45             $       204,533
       4,077,589          0.45      BB+/Baa3   Aegis Asset Backed Securities
                                               Trust 2005-5, Floating Rate
                                               Note, 12/25/35                                3,770,620
          54,925         0.85         AA+/A3   Asset Backed Securities Corp.,
                                               Home Equity, Floating Rate
                                               Note, 4/25/35                                    54,897
       1,038,572          0.47       AA+/Aa1   Bear Stearns Asset Backed
                                               Securities Trust 2006-1,
                                               Floating Rate Note, 2/25/36                   1,023,532

The accompanying notes are an integral part of these financial statements.

26 Pioneer Strategic Income Fund | Annual Report | 9/30/13

------------------------------------------------------------------------------------------------------
                   Floating      S&P/Moody's
 Principal         Rate (b)      Ratings
 Amount ($)        (unaudited)   (unaudited)                                           Value
------------------------------------------------------------------------------------------------------
                                               Steel -- (continued)
         805,858          0.31       CCC/Ba1   Bear Stearns Asset Backed
                                               Securities Trust 2006-4,
                                               Floating Rate Note, 10/25/36            $       793,714
       9,189,852          0.43         B+/B3   GSAA Home Equity Trust 2005-11,
                                               Floating Rate Note, 10/25/35                  9,157,513
          66,299          0.46       AAA/Aa1   Home Equity Asset Trust 2005-6,
                                               Floating Rate Note, 12/25/35                     66,173
       2,212,887          0.56         A+/A2   Home Equity Asset Trust 2005-7,
                                               Floating Rate Note, 1/25/36                   2,114,186
       1,259,020          0.88        AA+/A2   Irwin Whole Loan Home Equity
                                               Trust 2005-C, Floating Rate
                                               Note, 3/25/25                                 1,150,921
       2,096,272          0.33       B-/Caa2   Nationstar Home Equity Loan
                                               Trust 2007-A, Floating Rate
                                               Note, 3/25/37                                 1,953,444
       2,414,336          0.98        AA+/NR   Option One Mortgage Loan
                                               Trust 2005-1, Floating Rate
                                               Note, 2/25/35                                 2,346,906
       1,460,488          0.65        AA+/A1   RAMP Series 2005-EFC2 Trust,
                                               Floating Rate Note, 7/25/35                   1,435,716
       1,703,367          0.37         B/Ba3   Soundview Home Loan Trust
                                               2006-1, Floating Rate Note,
                                               2/25/36                                       1,661,220
       1,020,382          0.31      CCC/Caa1   Soundview Home Loan Trust
                                               2007-OPT3, Floating Rate
                                               Note, 8/25/37                                   880,365
       1,483,000          0.59        AAA/A3   Wells Fargo Home Equity
                                               Asset-Backed Securities
                                               2005-2 Trust, Floating
                                               Rate Note, 11/25/35                           1,467,753
                                                                                       ---------------
                                                                                       $    28,081,493
                                                                                       ---------------
                                               Total Materials                         $    39,103,985
------------------------------------------------------------------------------------------------------
                                               AUTOMOBILES & COMPONENTS -- 0.2%
                                               Automobile Manufacturers -- 0.2%
       1,600,000                      NR/Aa1   AmeriCredit Automobile Receivables
                                               Trust 2004-D-F, 4.04%, 7/10/17          $     1,670,085
       3,350,000                       A+/NR   AmeriCredit Automobile Receivables
                                               Trust 2013-1, 1.57%, 1/8/19                   3,278,112
       2,420,000                       AA/A1   Santander Drive Auto Receivables
                                               Trust 2012-1, 3.78%, 11/15/17                 2,474,319
       3,700,000                        A/A1   Santander Drive Auto Receivables
                                               Trust 2012-5, 2.7%, 8/15/18                   3,723,303
                                                                                       ---------------
                                                                                       $    11,145,819
                                                                                       ---------------
                                               Total Automobiles & Components          $    11,145,819
------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

                      Pioneer Strategic Income Fund | Annual Report | 9/30/13 27

------------------------------------------------------------------------------------------------------
                   Floating      S&P/Moody's
 Principal         Rate (b)      Ratings
 Amount ($)        (unaudited)   (unaudited)                                           Value
------------------------------------------------------------------------------------------------------
                                               CONSUMER SERVICES -- 0.2%
                                               Hotels, Resorts & Cruise Lines -- 0.2%
       4,103,987                        A/NR   Westgate Resorts 2012-2 LLC, 3.0%,
                                               1/20/25 (144A)                          $     4,112,966
       2,445,976                      BBB/NR   Westgate Resorts 2012-2 LLC, 4.5%,
                                               1/20/25 (144A)                                2,433,037
       3,224,514                       NR/NR   Westgate Resorts 2012-A LLC, 2.25%,
                                               8/20/25 (144A)                                3,205,370
       1,074,838                       NR/NR   Westgate Resorts 2012-A LLC, 3.75%,
                                               8/20/25 (144A)                                1,057,708
       1,787,731                        A/NR   Westgate Resorts LLC, 2.5%, 3/20/25
                                               (144A)                                        1,783,262
                                                                                       ---------------
                                                                                       $    12,592,343
                                                                                       ---------------
                                               Total Consumer Services                 $    12,592,343
------------------------------------------------------------------------------------------------------
                                               FOOD & STAPLES RETAILING -- 0.2%
                                               Food Retail -- 0.2%
      17,723,073                     BBB-/NR   CKE Restaurant Holdings, Inc., 4.474%,
                                               3/20/43 (144A)                          $    17,668,999
                                                                                       ---------------
                                               Total Food & Staples Retailing          $    17,668,999
------------------------------------------------------------------------------------------------------
                                               BANKS -- 1.8%
                                               Diversified Banks -- 0.0%+
       1,293,128          0.56        AA+/NR   Wells Fargo Home Equity Asset-Backed
                                               Securities 2005-3 Trust, Floating
                                               Rate Note, 12/25/35                     $     1,271,339
------------------------------------------------------------------------------------------------------
                                               Thrifts & Mortgage Finance -- 1.8%
       5,587,372          0.33       BB/Baa1   Accredited Mortgage Loan Trust,
                                               Floating Rate Note, 9/25/36             $     5,363,855
       2,639,854          0.36       BB+/Ba3   ACE Securities Corp., Home Equity
                                               Loan Trust Series 2006-ASAP2,
                                               Floating Rate Note, 3/25/36                   2,551,081
       3,999,964          0.48       AA+/Aa1   Ameriquest Mortgage Securities, Inc.,
                                               Asset-Backed Pass-Through
                                               Certificates Series 2004-R11,
                                               Floating Rate Note, 11/25/34                  3,970,577
         640,656          1.45      CCC/Caa3   Amortizing Residential Collateral
                                               Trust 2002-BC1, Floating Rate Note,
                                               1/25/32                                         403,735
       1,505,611                       NR/NR   Bayview Opportunity Master Fund IIa
                                               Trust 2013 Trust 2013-2RPL, 3.721%,
                                               3/28/18 (Step) (144A)                         1,476,401
       2,308,355                       NR/NR   Bayview Opportunity Master Fund
                                               Trust 2013-3RPL, 3.721%, 4/28/18
                                               (Step) (144A)                                 2,279,500
       1,218,422                        A/NR   Beacon Container Finance LLC,
                                               3.72%, 9/20/27 (144A)                         1,223,263
         115,315          0.63        AA+/NR   Bear Stearns Asset Backed Securities
                                               Trust 2005-3, Floating Rate Note,
                                               9/25/35                                         115,166

The accompanying notes are an integral part of these financial statements.

28 Pioneer Strategic Income Fund | Annual Report | 9/30/13

------------------------------------------------------------------------------------------------------
                   Floating      S&P/Moody's
 Principal         Rate (b)      Ratings
 Amount ($)        (unaudited)   (unaudited)                                           Value
------------------------------------------------------------------------------------------------------
                                               Thrifts & Mortgage Finance -- (continued)
         834,156                        A/NR   CarNow Auto Receivables Trust
                                               2012-1, 3.24%, 3/15/16 (144A)           $       836,878
       2,797,000                      BBB/NR   Carnow Auto Receivables Trust
                                               2013-1, 2.98%, 11/15/17 (144A)                2,796,629
       2,874,841          0.91         AA/A3   Carrington Mortgage Loan Trust
                                               Series 2005-NC1, Floating Rate
                                               Note, 2/25/35                                 2,854,044
         234,067          0.58        AA+/A1   Carrington Mortgage Loan Trust
                                               Series 2005-NC4, Floating Rate
                                               Note, 9/25/35                                   229,978
       1,367,151          0.29         B-/B2   Carrington Mortgage Loan Trust
                                               Series 2006-FRE1, Floating Rate
                                               Note, 7/25/36                                 1,317,582
       6,450,223                      BB-/B1   Citicorp Residential Mortgage Trust
                                               Series 2006-1, 5.939%, 7/25/36
                                               (Step)                                        6,433,265
       4,697,086                       B+/B2   Citicorp Residential Mortgage Trust
                                               Series 2006-2, 5.775%, 9/25/36
                                               (Step)                                        4,777,806
      10,339,468                       B-/B1   Citicorp Residential Mortgage Trust
                                               Series 2006-3, 5.703%, 11/25/36
                                               (Step)                                       10,315,325
       6,226,272                       B-/B2   Citicorp Residential Mortgage Trust
                                               Series 2007-1, 5.892%, 3/25/37
                                               (Step)                                        6,126,627
       2,150,000          0.93       BBB+/NR   Citigroup Mortgage Loan Trust, Inc.,
                                               Floating Rate Note, 5/25/35 (144A)            2,023,696
         253,410          6.24      BBB/Baa3   Conseco Financial Corp., Floating
                                               Rate Note, 12/1/28                              261,045
          15,658          0.55        AA+/A1   Countrywide Asset-Backed
                                               Certificates, Floating Rate Note,
                                               1/25/36                                          15,236
       1,536,668          4.46       BB+/Ba1   Countrywide Asset-Backed
                                               Certificates, Floating Rate Note,
                                               10/25/35                                      1,541,374
       1,254,315          5.07       BB+/Ba3   Countrywide Asset-Backed
                                               Certificates, Floating Rate Note,
                                               2/25/36                                       1,301,015
       1,313,875          0.43         B/Ba3   Countrywide Asset-Backed
                                               Certificates, Floating Rate Note,
                                               4/25/36                                       1,277,087
       3,602,049          0.36         B-/B2   Countrywide Asset-Backed
                                               Certificates, Floating Rate Note,
                                               6/25/36                                       3,409,044
         117,216          0.37        B-/Ba3   Countrywide Asset-Backed
                                               Certificates, Floating Rate Note,
                                               7/25/36                                         113,347
       2,500,000                       AA/NR   Credit Acceptance Auto Loan Trust,
                                               2.21%, 9/15/20 (144A)                         2,512,228

The accompanying notes are an integral part of these financial statements.

                      Pioneer Strategic Income Fund | Annual Report | 9/30/13 29

------------------------------------------------------------------------------------------------------
                   Floating      S&P/Moody's
 Principal         Rate (b)      Ratings
 Amount ($)        (unaudited)   (unaudited)                                           Value
------------------------------------------------------------------------------------------------------

                                               Thrifts & Mortgage Finance -- (continued)
       3,150,000                        A/NR   Cronos Containers Program, Ltd.,
                                               3.81%, 9/18/27 (144A)                   $     3,179,749
       1,922,143                    BBB/Baa2   Drug Royalty II LP 1, 4.474%,
                                               1/15/25 (144A)                                1,931,753
       1,135,812          4.27      BBB/Baa2   Drug Royalty II LP 1, Floating Rate
                                               Note, 1/15/25 (144A)                          1,152,849
         228,463          1.18      BBB/Baa1   Ellington Loan Acquisition Trust
                                               2007-1, Floating Rate Note, 5/26/37
                                               (144A)                                          228,430
         307,977          0.98      BBB/Baa1   Ellington Loan Acquisition Trust
                                               2007-1, Floating Rate Note, 5/27/37
                                               (144A)                                          306,802
         464,266                     AAA/Aaa   Equity One Mortgage Pass-Through
                                               Trust 2004-1, 4.205%, 4/25/34
                                               (Step)                                          461,870
       3,000,000                      BBB/NR   Exeter Automobile Receivables Trust
                                               2012-2, 3.06%, 7/16/18 (144A)                 2,940,423
         330,431          0.72        AAA/NR   First Franklin Mortgage Loan Trust
                                               2004-FF10, Floating Rate Note,
                                               9/25/34                                         329,477
         483,863          0.85        AA+/NR   First Franklin Mortgage Loan Trust
                                               2005-FF5, Floating Rate Note,
                                               3/25/35                                         481,367
       1,600,000                      BBB/NR   First Investors Auto Owner Trust
                                               2013-1, 2.53%, 1/15/20 (144A)                 1,551,574
       3,000,000                      BBB/NR   FRS I LLC, 3.96%, 4/15/43 (144A)              2,951,574
         411,700          0.82        A/Baa3   GSAMP Trust 2005-HE2, Floating
                                               Rate Note, 3/25/35                              407,630
         169,202          0.28        BB/Ba2   GSAMP Trust 2006-HE5, Floating
                                               Rate Note, 8/25/36                              168,530
         433,293          0.31         B-/B3   GSAMP Trust 2006-HE8, Floating
                                               Rate Note, 1/25/37                              411,311
         881,046          0.48          A/NR   GSAMP Trust 2006-SEA1, Floating
                                               Rate Note, 5/25/36 (144A)                       862,783
         976,000                        A/NR   HLSS Servicer Advance Receivables
                                               Backed Notes, 3.96%, 10/15/45
                                               (144A)                                        1,010,746
       5,863,340                      BBB/NR   Icon Brands Holdings LLC, 4.229%,
                                               1/25/43 (144A)                                5,849,064
       3,010,000                     NR/Baa1   Leaf II Receivables Funding LLC,
                                               5.11%, 9/15/21 (144A)                         3,010,000
       3,139,702                       NR/A2   Leaf Receivables Funding 8 LLC,
                                               2.67%, 9/15/20 (144A)                         3,139,702
       2,141,566                      NR/Ba1   Leaf Receivables Funding 8 LLC,
                                               5.5%, 9/15/20 (144A)                          1,916,961
       6,791,910          2.43       A+/Baa1   Madison Avenue Manufactured
                                               Housing Contract Trust 2002-A,
                                               Floating Rate Note, 3/25/32                   6,788,616

The accompanying notes are an integral part of these financial statements.

30 Pioneer Strategic Income Fund | Annual Report | 9/30/13

------------------------------------------------------------------------------------------------------
                   Floating      S&P/Moody's
 Principal         Rate (b)      Ratings
 Amount ($)        (unaudited)   (unaudited)                                           Value
------------------------------------------------------------------------------------------------------
                                               Thrifts & Mortgage Finance -- (continued)
       4,768,000                      AAA/NR   Nationstar Mortgage Advance
                                               Receivables Trust 2013-T2, 1.679%,
                                               6/20/46 (144A)                          $     4,761,179
       2,262,256          5.91         AA/A3   Origen Manufactured Housing
                                               Contract Trust 2004-A, Floating Rate
                                               Note, 1/15/35                                 2,410,809
       1,992,641          5.46       AAA/Aa3   Origen Manufactured Housing
                                               Contract Trust 2004-B, Floating Rate
                                               Note, 11/15/35                                2,065,468
         763,167          5.73         AA/A3   Origen Manufactured Housing
                                               Contract Trust 2004-B, Floating Rate
                                               Note, 11/15/35                                  803,522
       1,480,098          5.46         AA/A3   Origen Manufactured Housing
                                               Contract Trust 2005-A, Floating Rate
                                               Note, 6/15/36                                 1,551,622
       1,115,243                       NR/A2   Oxford Finance Funding Trust 2012-1,
                                               3.9%, 3/15/17 (144A)                          1,126,396
       1,243,574          0.37         B+/B2   RAMP Series 2006-NC1 Trust, Floating
                                               Rate Note, 1/25/36                            1,210,887
         929,937          0.34       BB+/Ba1   RAMP Series 2006-RZ3 Trust, Floating
                                               Rate Note, 8/25/36                              886,055
         156,066          0.35     BBB+/Baa1   RASC Series 2006-KS3 Trust, Floating
                                               Rate Note, 4/25/36                              154,730
       1,091,615                        A/NR   STORE Master Funding LLC, 4.16%,
                                               3/20/43 (144A)                                1,084,268
          31,808          0.78       AA+/Aa1   Structured Asset Investment Loan Trust
                                               2005-4, Floating Rate Note, 5/25/35              31,660
       2,753,333          0.38       CCC/Ba3   Structured Asset Investment Loan Trust
                                               2006-1, Floating Rate Note, 1/25/36           2,663,597
       1,239,588          0.31      CCC/Baa3   Structured Asset Securities Corp
                                               Mortgage Loan Trust 2007-BC2,
                                               Floating Rate Note, 3/25/37                   1,194,739
         270,785          7.00         NR/A3   UCFC Manufactured Housing Contract,
                                               Floating Rate Note, 4/15/29                     269,322
                                                                                       ---------------
                                                                                       $   124,821,249
                                                                                       ---------------
                                               Total Banks                             $   126,092,588
------------------------------------------------------------------------------------------------------
                                               DIVERSIFIED FINANCIALS -- 1.0%
                                               Other Diversified Financial
                                               Services -- 0.5%
       3,165,000                    BBB/Baa2   Capital Auto Receivables Asset
                                               Trust/Ally, 2.19%, 9/20/21              $     3,093,417
       3,028,714                      AA+/NR   DT Auto Owner Trust 2012-1, 2.26%,
                                               10/16/17 (144A)                               3,032,170
       1,660,784          1.08       BB+/Ba2   Ellington Loan Acquisition Trust
                                               2007-2, Floating Rate Note,
                                               5/25/37 (144A)                                1,637,900

The accompanying notes are an integral part of these financial statements.

                      Pioneer Strategic Income Fund | Annual Report | 9/30/13 31

------------------------------------------------------------------------------------------------------
                   Floating      S&P/Moody's
 Principal         Rate (b)      Ratings
 Amount ($)        (unaudited)   (unaudited)                                           Value
------------------------------------------------------------------------------------------------------
                                               Other Diversified Financial
                                               Services -- (continued)
       2,709,709          0.35        BB+/A2   Home Equity Asset Trust 2006-4,
                                               Floating Rate Note, 8/25/36             $     2,643,516
         225,782          0.42        AA+/A1   JP Morgan Mortgage Acquisition
                                               Corp., 2005-OPT2, Floating Rate
                                               Note, 12/25/35                                  225,150
         962,610          0.33        BB/Ba1   JP Morgan Mortgage Acquisition Trust
                                               2006-ACC1, Floating Rate Note,
                                               5/25/36                                         934,341
       2,900,000                       AA/NR   Prestige Auto Receivables Trust
                                               2011-1, 3.9%, 7/16/18 (144A)                  2,963,417
       5,068,036          0.36      CCC/Caa1   RASC Series 2007-KS3 Trust,
                                               Floating Rate Note, 4/25/37                   4,958,460
       1,869,418                       A+/NR   Sierra Timeshare 2012-3 Receivables
                                               Funding LLC, 1.87%, 8/20/29 (144A)            1,869,900
      10,000,000                        A/NR   Springleaf Funding Trust 2013-A,
                                               2.58%, 9/15/21 (144A)                         9,948,620
       4,034,167                       A-/NR   Textainer Marine Containers, Ltd.,
                                               4.21%, 4/15/27 (144A)                         4,083,924
                                                                                       ---------------
                                                                                       $    35,390,815
------------------------------------------------------------------------------------------------------
                                               Specialized Finance -- 0.3%
      17,160,013                   BBB+/Baa1   Domino's Pizza Master Issuer LLC,
                                               5.216%, 1/25/42 (144A)                  $    18,427,605
       2,139,832                       NR/A2   Hercules Capital Funding Trust
                                               2012-1, 3.32%, 12/16/17 (144A)                2,150,531
       2,430,606                      NR/Aaa   JG Wentworth XXII LLC, 3.82%,
                                               12/15/48 (144A)                               2,546,218
                                                                                       ---------------
                                                                                       $    23,124,354
------------------------------------------------------------------------------------------------------
                                               Consumer Finance -- 0.1%
       1,839,000                      BBB/NR   American Credit Acceptance
                                               Receivables Trust 2012-2, 4.05%,
                                               2/15/18 (144A)                          $     1,871,811
       3,026,000                     NR/Baa3   California Republic Auto Receivables
                                               Trust 2012-1, 3.0%, 1/15/20 (144A)            3,001,843
       3,533,333                        A/NR   Global SC Finance II SRL, 4.11%,
                                               7/19/27 (144A)                                3,591,944
          13,814          0.44        A+/Ba1   Home Equity Loan Trust 2003-HS4,
                                               Floating Rate Note, 1/25/29                      12,217
                                                                                       ---------------
                                                                                       $     8,477,815
------------------------------------------------------------------------------------------------------
                                               Asset Management & Custody
                                               Banks -- 0.1%
       4,693,000                        A/NR   Triton Container Finance LLC, 4.21%,
                                               5/14/27 (144A)                          $     4,764,000
------------------------------------------------------------------------------------------------------


The accompanying notes are an integral part of these financial statements.

32 Pioneer Strategic Income Fund | Annual Report | 9/30/13

------------------------------------------------------------------------------------------------------
                   Floating      S&P/Moody's
 Principal         Rate (b)      Ratings
 Amount ($)        (unaudited)   (unaudited)                                           Value
------------------------------------------------------------------------------------------------------
                                               Investment Banking &
                                               Brokerage -- 0.0%+
       1,700,000          1.33        NR/Aa2   Chesapeake Funding LLC, Floating
                                               Rate Note, 5/7/24 (144A)                $     1,693,564
                                                                                       ---------------
                                               Total Diversified Financials            $    73,450,548
------------------------------------------------------------------------------------------------------

                                               TOTAL ASSET BACKED SECURITIES
                                               (Cost $274,806,165)                     $   280,054,282
------------------------------------------------------------------------------------------------------
                                               COLLATERALIZED MORTGAGE
                                               OBLIGATIONS -- 9.1%
                                               CONSUMER SERVICES -- 0.0%+
                                               Hotels, Resorts & Cruise
                                               Lines -- 0.0%+
         217,121                     NR/Baa3   S2 Hospitality LLC, 4.5%, 4/15/25
                                               (144A)                                  $       217,121
                                                                                       ---------------
                                               Total Consumer Services                 $       217,121
------------------------------------------------------------------------------------------------------
                                               MEDIA -- 0.0%+
                                               Advertising -- 0.0%+
       3,233,673                       A+/A3   Nomura Asset Acceptance Corp.,
                                               Alternative Loan Trust Series 2003-A3,
                                               5.5%, 8/25/33 (Step)                    $     3,330,994
                                                                                       ---------------
                                               Total Media                             $     3,330,994
------------------------------------------------------------------------------------------------------
                                               BANKS -- 5.9%
                                               Diversified Banks -- 0.0%+
         828,980          3.12        NR/Ba3   Banc of America Mortgage 2004-L
                                               Trust, Floating Rate Note, 1/25/35      $       809,862
------------------------------------------------------------------------------------------------------
                                               Thrifts & Mortgage Finance -- 5.9%
          10,311          2.80      BBB+/Ba3   Adjustable Rate Mortgage Trust
                                               2004-5, Floating Rate Note,
                                               4/25/35                                 $        10,028
       3,681,468                      BB-/NR   Alternative Loan Trust 2003-16T1,
                                               5.25%, 9/25/33                                3,820,679
       4,206,407                     BBB+/NR   Alternative Loan Trust 2003-21T1,
                                               5.75%, 12/25/33                               4,343,006
       1,993,665                    AA+/Baa1   Alternative Loan Trust 2003-23T2,
                                               4.25%, 9/25/33                                2,017,619
       1,396,217                      BB-/B2   Alternative Loan Trust 2003-J1,
                                               4.75%, 10/25/33                               1,425,204
       5,200,000                    BBB+/Ba3   Alternative Loan Trust 2004-12CB,
                                               5.0%, 7/25/19                                 5,391,558
       2,325,657                      CCC/B2   Alternative Loan Trust 2004-28CB,
                                               5.5%, 1/25/35                                 2,365,002

The accompanying notes are an integral part of these financial statements.

                      Pioneer Strategic Income Fund | Annual Report | 9/30/13 33

------------------------------------------------------------------------------------------------------
                   Floating      S&P/Moody's
 Principal         Rate (b)      Ratings
 Amount ($)        (unaudited)   (unaudited)                                           Value
------------------------------------------------------------------------------------------------------
                                               Thrifts & Mortgage Finance --
                                               (continued)
       3,270,407                     BBB-/B3   Alternative Loan Trust 2004-2CB,
                                               5.75%, 3/25/34                          $     3,226,924
         778,122          0.58      BBB+/Ba3   Alternative Loan Trust 2004-2CB,
                                               Floating Rate Note, 3/25/34                     766,724
       1,068,978                     BB+/Ba2   Alternative Loan Trust 2004-4CB,
                                               4.25%, 4/25/34                                1,074,347
       3,315,947                    CCC/Caa3   Alternative Loan Trust 2005-1CB,
                                               5.5%, 3/25/35                                 2,897,329
         484,051          2.16     BBB+/Baa1   Ares VR CLO, Ltd., Floating Rate Note,
                                               2/24/18 (144A)                                  478,267
       3,955,574                     A+/Baa2   Banc of America Alternative Loan
                                               Trust 2003-2, 5.75%, 4/25/33                  4,298,368
       4,057,092                     NR/Baa2   Banc of America Alternative Loan
                                               Trust 2003-7, 5.5%, 9/25/33                   4,138,785
       1,431,368                       NR/B2   Banc of America Alternative Loan
                                               Trust 2004-10, 6.0%, 11/25/34                 1,401,129
       2,513,903                      NR/Ba3   Banc of America Alternative Loan
                                               Trust 2004-12, 5.5%, 1/25/20                  2,553,027
       1,124,712                      NR/Ba2   Banc of America Alternative Loan
                                               Trust 2004-2, 6.0%, 3/25/34                   1,162,400
         365,689                       NR/B3   Banc of America Alternative Loan
                                               Trust 2004-3, 5.0%, 4/25/19                     375,119
       1,412,483                       NR/B2   Banc of America Alternative Loan
                                               Trust 2004-3, 6.0%, 4/25/34                   1,396,626
       2,976,923                       NR/B2   Banc of America Alternative Loan
                                               Trust 2004-4, 5.25%, 5/25/34                  3,022,687
       4,058,458                      NR/Ba3   Banc of America Alternative Loan
                                               Trust 2004-6, 5.0%, 7/25/19                   4,135,885
       4,436,588                      CCC/NR   Banc of America Funding 2005-8
                                               Trust, 5.5%, 1/25/36                          4,360,478
       2,249,439          0.31         BB-/A   Banc of America Funding 2010-R4
                                               Trust, Floating Rate Note, 8/26/36
                                               (144A)                                        2,202,493
         391,664          0.28        AAA/NR   Banc of America Funding 2010-R4
                                               Trust, Floating Rate Note, 9/26/46
                                               (144A)                                          391,178
       3,035,965          3.06       NR/Baa3   Banc of America Mortgage 2003-H
                                               Trust, Floating Rate Note, 9/25/33            3,045,856
       3,868,752          2.77       NR/Baa3   Banc of America Mortgage 2003-H
                                               Trust, Floating Rate Note, 9/25/33            3,861,347
      45,006,167                     NR/Caa2   Bayview Commercial Asset Trust,
                                               3.547%, 9/25/37 (Step) (144A) (e)             3,555,487
      26,406,423          4.70       NR/Caa2   Bayview Commercial Asset Trust,
                                               Floating Rate Note, 7/25/37
                                               (144A) (e)                                      858,209
       2,193,462          2.98         NR/NR   Bayview Opportunity Master Fund
                                               Trust IIB LP, Floating Rate Note,
                                               1/28/33 (144A)                                2,182,495

The accompanying notes are an integral part of these financial statements.

34 Pioneer Strategic Income Fund | Annual Report | 9/30/13

------------------------------------------------------------------------------------------------------
                   Floating      S&P/Moody's
 Principal         Rate (b)      Ratings
 Amount ($)        (unaudited)   (unaudited)                                           Value
------------------------------------------------------------------------------------------------------
                                               Thrifts & Mortgage Finance --
                                               (continued)
       1,556,285          2.61         NR/NR   BCAP LLC 2010-RR10 Trust, Floating
                                               Rate Note, 12/27/34 (144A)              $     1,576,188
       1,722,565          2.73       A+/Baa3   Bear Stearns ALT-A Trust 2003-3,
                                               Floating Rate Note, 10/25/33                  1,701,851
       1,299,848          2.34      AA+/Baa2   Bear Stearns ARM Trust 2003-5,
                                               Floating Rate Note, 8/25/33                   1,276,387
         473,350          2.74        A+/Ba3   Bear Stearns ARM Trust 2003-6,
                                               Floating Rate Note, 8/25/33                     469,874
       1,282,275          4.94        CCC/B2   Bear Stearns ARM Trust 2004-12,
                                               Floating Rate Note, 2/25/35                   1,290,759
       3,918,194          3.17      BBB+/Ba1   Bear Stearns ARM Trust 2004-9,
                                               Floating Rate Note, 11/25/34                  3,982,362
         331,043                     A+/Baa1   Chase Mortgage Finance Trust Series
                                               2003-S11, 5.0%, 10/25/33                        342,085
          15,072          3.01         B-/B1   CHL Mortgage Pass-Through Trust
                                               2003-42, Floating Rate Note,
                                               9/25/33                                          14,244
       1,479,983                      NR/Ba2   CHL Mortgage Pass-Through Trust
                                               2004-J2, 5.5%, 3/25/34                        1,519,964
       1,242,593                     NR/Caa1   CHL Mortgage Pass-Through Trust
                                               2005-19, 5.5%, 8/25/35                        1,240,631
          89,024                     NR/Baa1   Citigroup Mortgage Loan Trust, Inc.,
                                               6.75%, 8/25/34                                   94,948
       1,743,832          2.65        CCC/NR   Citigroup Mortgage Loan Trust, Inc.,
                                               Floating Rate Note, 9/25/35                   1,686,542
       4,500,000          4.65        AA-/A1   City Center Trust 2011-CCHP, Floating
                                               Rate Note, 7/15/28 (144A)                     4,561,533
         247,185          6.85          B/NR   COMM 2000-C1 Mortgage Trust,
                                               Floating Rate Note, 8/15/33 (144A)              242,180
         922,909          0.31        AA-/A1   COMM 2006-FL12 Mortgage Trust,
                                               Floating Rate Note, 12/15/20 (144A)             912,412
         802,366          5.15         NR/A2   COMM 2011-FL1 Mortgage Trust,
                                               Floating Rate Note, 7/17/28 (144A)              811,661
       3,650,000                      NR/Aaa   COMM 2012-CCRE2 Mortgage Trust,
                                               3.147%, 8/15/45                               3,552,089
       1,900,000                      NR/Aaa   COMM 2012-CCRE2 Mortgage Trust,
                                               3.791%, 8/15/45                               1,884,485
       1,275,000                      NR/Aa2   COMM 2012-CCRE2 Mortgage Trust,
                                               4.393%, 8/15/45                               1,282,062
       4,047,000                     AAA/Aaa   COMM 2012-CCRE4 Mortgage Trust,
                                               2.436%, 10/15/45                              3,912,004
       2,365,416                     AAA/Aaa   COMM 2012-CCRE4 Mortgage Trust,
                                               3.251%, 10/15/45                              2,240,643
       1,550,000          4.93        NR/Aa2   COMM 2012-LC4 Mortgage Trust,
                                               Floating Rate Note, 12/10/44                  1,629,279
       8,000,000                     AAA/Aaa   COMM 2013-LC6 Mortgage Trust,
                                               2.941%, 1/10/46                               7,584,088

The accompanying notes are an integral part of these financial statements.

                      Pioneer Strategic Income Fund | Annual Report | 9/30/13 35

------------------------------------------------------------------------------------------------------
                   Floating      S&P/Moody's
 Principal         Rate (b)      Ratings
 Amount ($)        (unaudited)   (unaudited)                                           Value
------------------------------------------------------------------------------------------------------
                                               Thrifts & Mortgage Finance -- (continued)
       2,575,000                      NR/Aaa   Commercial Mortgage Pass Through
                                               Certificates, 2.822%, 11/15/45          $     2,432,193
       3,017,034          1.18         NR/NR   CSMC Series 2010-14R, Floating
                                               Rate Note, 11/26/37 (144A)                    2,790,756
       1,307,215          5.67       NR/Baa1   First Horizon Mortgage Pass-Through
                                               Trust 2004-AR5, Floating Rate Note,
                                               10/25/34                                      1,294,038
         259,048                       B-/NR   First Horizon Mortgage Pass-Through
                                               Trust 2005-5, 5.5%, 10/25/35                    259,102
       2,485,560          2.66        BB-/B1   First Horizon Mortgage Pass-Through
                                               Trust 2005-AR1, Floating Rate Note,
                                               4/25/35                                       2,474,452
       4,070,593          2.56         B-/NR   First Horizon Mortgage Pass-Through
                                               Trust 2005-AR2, Floating Rate Note,
                                               6/25/35                                       3,930,687
       3,574,527          0.35         A/Aa3   GE Business Loan Trust 2007-1,
                                               Floating Rate Note, 4/16/35 (144A)            3,212,299
       1,790,019                     BB/Caa3   Global Mortgage Securitization, Ltd.,
                                               5.25%, 4/25/32                                1,720,876
       1,975,000          5.31         A/Aaa   GMAC Commercial Mortgage
                                               Securities, Inc., Series 2003-C3 Trust,
                                               Floating Rate Note, 4/10/40                   1,978,869
       2,169,000          5.42         B+/NR   GMAC Commercial Mortgage
                                               Securities, Inc., Series 2003-C2 Trust,
                                               Floating Rate Note, 5/10/40 (144A)            2,161,979
       1,424,335                      A-/Ba1   GS Mortgage Securities Corp., II
                                               Series 2005-GG4, 4.782%, 7/10/39              1,439,742
       5,800,000          2.78       NR/Baa3   GS Mortgage Securities Corp., II,
                                               Floating Rate Note, 11/8/29 (144A)            5,742,319
       4,500,000                      AA-/NR   GS Mortgage Securities Corp., II,
                                               3.682%, 2/10/46 (144A)                        4,234,064
       4,000,000                      NR/Aaa   GS Mortgage Securities Corp., II,
                                               5.56%, 11/10/39                               4,408,592
       3,000,000          2.20         AA/NR   GS Mortgage Securities Corp., II,
                                               Floating Rate Note, 3/6/20 (144A)             3,007,473
       7,000,000                      AAA/NR   GS Mortgage Securities Trust
                                               2013-GCJ12, 3.135%, 6/10/46                   6,683,803
         904,864          5.71          B/NR   GSR Mortgage Loan Trust 2004-3F,
                                               Floating Rate Note, 2/25/34                     882,163
       1,319,638          2.96       BBB+/NR   GSR Mortgage Loan Trust 2005-AR1,
                                               Floating Rate Note, 1/25/35                   1,291,367
         281,664          3.32      AA+/Baa2   HarborView Mortgage Loan Trust
                                               2004-1, Floating Rate Note, 4/19/34             285,766
       1,810,902          0.82       BBB/Ba3   Impac CMB Trust Series 2004-4,
                                               Floating Rate Note, 9/25/34                   1,658,657
       2,054,244          0.90      BBB/Baa2   Impac CMB Trust Series 2004-5,
                                               Floating Rate Note, 10/25/34                  2,010,275

The accompanying notes are an integral part of these financial statements.

36 Pioneer Strategic Income Fund | Annual Report | 9/30/13

------------------------------------------------------------------------------------------------------
                   Floating      S&P/Moody's
 Principal         Rate (b)      Ratings
 Amount ($)        (unaudited)   (unaudited)                                           Value
------------------------------------------------------------------------------------------------------
                                               Thrifts & Mortgage Finance -- (continued)
       3,490,585          0.98       BB+/Ba1   Impac CMB Trust Series 2004-6,
                                               Floating Rate Note, 10/25/34            $     2,986,300
      11,582,036          0.92       BBB+/A3   Impac CMB Trust Series 2004-7,
                                               Floating Rate Note, 11/25/34                 11,128,878
       3,525,046          0.94         B/Ba3   Impac CMB Trust Series 2004-9,
                                               Floating Rate Note, 1/25/35                   3,066,938
       6,258,846          0.70      BB+/Baa1   Impac CMB Trust Series 2005-2,
                                               Floating Rate Note, 4/25/35                   5,647,995
          62,101          0.98       AAA/Aaa   Impac Secured Assets CMN Owner
                                               Trust, Floating Rate Note, 11/25/34              57,394
       2,519,714          0.53       AAA/Aaa   Impac Secured Assets Trust 2006-2,
                                               Floating Rate Note, 8/25/36                   2,423,002
       2,000,000          3.28        AAA/NR   Irvine Core Office Trust 2013-IRV,
                                               Floating Rate Note, 5/15/48 (144A)            1,893,536
       3,187,692          0.54        NR/Ba1   JP Morgan Chase Commercial
                                               Mortgage Securities Trust 2006-FL2,
                                               Floating Rate Note, 11/15/18 (144A)           3,020,358
       4,400,000                      AAA/NR   JP Morgan Chase Commercial
                                               Mortgage Securities Trust 2010-C2,
                                               3.616%, 11/15/43 (144A)                       4,637,332
       1,300,000          5.71          A/NR   JP Morgan Chase Commercial
                                               Mortgage Securities Trust 2010-C2,
                                               Floating Rate Note, 11/15/43 (144A)           1,402,259
       5,200,000                      NR/Aaa   JP Morgan Chase Commercial
                                               Mortgage Securities Trust 2011-C5,
                                               4.171%, 8/15/46                               5,476,411
       4,000,000          3.98         AA/NR   JP Morgan Chase Commercial
                                               Mortgage Securities Trust 2012-C8,
                                               Floating Rate Note, 10/15/45 (144A)           3,884,360
       6,500,000          1.98         A-/NR   JP Morgan Chase Commercial
                                               Mortgage Securities Trust 2013-FL3,
                                               Floating Rate Note, 4/15/28 (144A)            6,395,506
         765,118          2.84         A+/NR   JP Morgan Mortgage Trust 2004-A2,
                                               Floating Rate Note, 5/25/34                     762,568
       1,906,528          2.35      BBB+/Ba1   JP Morgan Mortgage Trust 2005-A4,
                                               Floating Rate Note, 7/25/35                   1,890,139
       1,688,850          5.08       NR/Caa1   JP Morgan Mortgage Trust 2005-A7,
                                               Floating Rate Note, 10/25/35                  1,674,091
       4,063,140          3.50        AAA/NR   JP Morgan Mortgage Trust 2013-2,
                                               Floating Rate Note, 5/25/43 (144A)            3,996,878
       3,959,192          3.72        AAA/NR   JP Morgan Mortgage Trust 2013-2,
                                               Floating Rate Note, 5/25/43 (144A)            3,757,891
       4,785,000          1.08      BBB+/Aa2   Lehman Brothers Floating Rate
                                               Commercial Mortgage Trust 2007-LLF
                                               C5, Floating Rate Note, 6/15/22
                                               (144A)                                        4,777,818
       2,311,456          0.38      BBB+/Aa3   Lehman Brothers Small Balance
                                               Commercial Mortgage Trust 2006-2,
                                               Floating Rate Note, 9/25/36 (144A)            1,834,628

The accompanying notes are an integral part of these financial statements.

                      Pioneer Strategic Income Fund | Annual Report | 9/30/13 37

------------------------------------------------------------------------------------------------------
                   Floating      S&P/Moody's
 Principal         Rate (b)      Ratings
 Amount ($)        (unaudited)   (unaudited)                                           Value
------------------------------------------------------------------------------------------------------
                                               Thrifts & Mortgage Finance -- (continued)
         120,408          1.03       AAA/Aaa   Lehman Brothers Small Balance
                                               Commercial Mortgage Trust 2007-3
                                               Class 1A2, Floating Rate Note,
                                               10/25/37 (144A)                         $       120,093
       1,640,860          1.13        A+/Aa1   Lehman Brothers Small Balance
                                               Commercial Mortgage Trust 2007-3
                                               Class 1A4, Floating Rate Note,
                                               10/25/37 (144A)                               1,628,480
       6,503,355          0.43        A+/Aa1   Lehman Brothers Small Balance
                                               Commercial, Floating Rate Note,
                                               2/25/30 (144A)                                5,449,512
       2,544,639          0.40        A+/Aa2   Lehman Brothers Small Balance
                                               Commercial, Floating Rate Note,
                                               4/25/31 (144A)                                2,342,648
       2,659,702          0.43        A+/Aa3   Lehman Brothers Small Balance
                                               Commercial, Floating Rate Note,
                                               9/25/30 (144A)                                2,371,965
       1,055,047          2.11       A+/Baa2   MASTR Adjustable Rate Mortgages
                                               Trust 2003-3, Floating Rate Note,
                                               9/25/33                                       1,032,729
       1,106,265                    AA+/Baa1   MASTR Alternative Loan Trust 2003-5,
                                               6.5%, 6/25/33                                 1,126,856
       3,041,345                      BB+/NR   MASTR Alternative Loan Trust
                                               2004-10, 5.5%, 10/25/19                       3,121,959
       1,118,581                       B+/NR   MASTR Alternative Loan Trust
                                               2004-13, 5.5%, 1/25/35                        1,143,045
       1,454,990          6.41         A+/NR   MASTR Alternative Loan Trust
                                               2004-13, Floating Rate Note,
                                               1/25/35                                       1,516,731
       7,299,909                       B-/NR   MASTR Alternative Loan Trust 2004-6,
                                               6.0%, 7/25/34                                 7,494,474
       3,823,191                       A+/NR   MASTR Alternative Loan Trust 2005-1,
                                               5.5%, 2/25/35                                 3,826,590
       2,062,987          6.57         A-/NR   MASTR Seasoned Securitization Trust
                                               2005-1, Floating Rate Note, 9/25/32           2,159,118
       3,713,329          0.64       A+/Baa1   Merrill Lynch Mortgage Investors Trust
                                               Series MLCC 2004-A, Floating Rate
                                               Note, 4/25/29                                 3,512,951
       1,394,878          2.38        BBB/B1   Merrill Lynch Mortgage Investors Trust
                                               Series MLCC 2005-2, Floating Rate
                                               Note, 10/25/35                                1,391,356
         754,304          5.24        AAA/NR   Merrill Lynch Mortgage Trust Class A4,
                                               Floating Rate Note, 11/12/35                    753,542
       3,650,000          5.33         A+/NR   Merrill Lynch Mortgage Trust Class B,
                                               Floating Rate Note, 11/12/35                  3,656,953
      11,000,000                       NR/NR   Morgan Stanley Re-REMIC Trust
                                               2010-R9, 5.0%, 11/26/36 (144A)               11,171,303

The accompanying notes are an integral part of these financial statements.

38 Pioneer Strategic Income Fund | Annual Report | 9/30/13

------------------------------------------------------------------------------------------------------
                    Floating    S&P/Moody's
 Principal          Rate (b)    Ratings
 Amount ($)         (unaudited) (unaudited)                                            Value
------------------------------------------------------------------------------------------------------
                                               Thrifts & Mortgage Finance -- (continued)
       1,301,000          4.43      BBB/Baa3   NorthStar 2012-1 Mortgage Trust,
                                               Floating Rate Note, 8/25/29 (144A)      $     1,305,442
       3,358,094          0.43        BB+/B2   Opteum Mortgage Acceptance Corp.,
                                               Asset Backed Pass-Through
                                               Certificates 2005-5, Floating Rate
                                               Note, 12/25/35                                3,251,347
       2,293,366                       NR/A2   PHH Mortgage Capital LLC, 6.6%,
                                               12/25/27 (Step) (144A)                        2,347,348
       1,599,799          0.76         A+/A2   RAMP Series 2004-SL1 Trust, Floating
                                               Rate Note, 10/25/31                           1,168,842
       2,322,638                     NR/Baa3   RCMC LLC, 5.623%, 11/15/44 (144A)             2,323,070
       5,441,057          1.58        B-/Ba3   RESI Finance LP, Floating Rate Note,
                                               9/10/35 (144A)                                4,855,115
       1,318,681                       B-/NR   Residential Asset Securitization Trust
                                               2004-A10, 5.5%, 2/25/35                       1,342,793
       2,692,907          0.63       BBB+/NR   Residential Asset Securitization Trust
                                               2004-A7, Floating Rate Note,
                                               10/25/34                                      2,386,963
       4,856,568                      CCC/NR   Residential Asset Securitization Trust
                                               2005-A9, 5.5%, 7/25/35                        4,731,497
       5,049,622                       NR/B3   RFMSI Series 2005-S5 Trust, 5.25%,
                                               7/25/35                                       5,095,771
          56,965                      CCC/NR   RFMSI Series 2005-S6 Trust, 5.25%,
                                               8/25/35                                         57,149
       1,349,160          0.80      AA+/Baa3   Sequoia Mortgage Trust 2003-5,
                                               Floating Rate Note, 9/20/33                   1,312,345
       1,171,154          0.53        A+/Ba1   Sequoia Mortgage Trust 2004-8,
                                               Floating Rate Note, 9/20/34                   1,139,663
       3,026,042          0.52       A+/Baa2   Sequoia Mortgage Trust 2004-9,
                                               Floating Rate Note, 10/20/34                  2,913,649
       1,934,280          0.40      BBB+/Ba3   Sequoia Mortgage Trust 2005-2,
                                               Floating Rate Note, 3/20/35                   1,731,792
       5,299,147          0.38      BBB+/Ba3   Sequoia Mortgage Trust 2005-3,
                                               Floating Rate Note, 5/20/35                   4,643,976
       3,544,232          3.00        AAA/NR   Sequoia Mortgage Trust 2013-7,
                                               Floating Rate Note, 6/25/43                   3,301,229
       3,871,370          3.00        NR/Aaa   Sequoia Mortgage Trust 2013-8,
                                               Floating Rate Note, 6/25/43                   3,653,195
       1,165,452                     NR/Baa3   SMA Issuer I LLC, 3.5%, 8/20/25
                                               (144A)                                        1,167,331
       1,100,000          5.30        BBB/NR   Springleaf Mortgage Loan Trust
                                               2012-3, Floating Rate Note,
                                               12/25/59 (144A)                               1,092,895
       5,737,611          0.92        A+/Ba1   Structured Asset Mortgage
                                               Investments Trust 2003-AR2, Floating
                                               Rate Note, 12/19/33                           5,343,012
       2,101,272                     CC/Caa2   Structured Asset Securities Corp.,
                                               Trust 2005-15, 6.0%, 8/25/35                  1,977,839

The accompanying notes are an integral part of these financial statements.

                      Pioneer Strategic Income Fund | Annual Report | 9/30/13 39

------------------------------------------------------------------------------------------------------
                   Floating      S&P/Moody's
 Principal         Rate (b)      Ratings
 Amount ($)        (unaudited)   (unaudited)                                           Value
------------------------------------------------------------------------------------------------------
                                               Thrifts & Mortgage Finance -- (continued)
       4,217,397          2.66       A+/Baa3   Structured Asset Securities Corp.,
                                               Mortgage Certificates Series
                                               2003-31A, Floating Rate Note,
                                               10/25/33                                $     4,246,615
       3,603,143          2.62      AA+/Baa3   Structured Asset Securities Corp.,
                                               Mortgage Pass-Through Certificates
                                               Series 2003-22A, Floating Rate Note,
                                               6/25/33                                       3,590,312
       1,757,888          2.47        A+/Ba2   Structured Asset Securities Corp.,
                                               Mortgage Pass-Through Certificates
                                               Series 2003-24A, Floating Rate Note,
                                               7/25/33                                       1,721,960
       4,738,081          0.83         NR/NR   Structured Asset Securities Corp.,
                                               Reverse Mortgage Loan Trust
                                               2002-RM1, Floating Rate Note,
                                               10/25/37 (144A)                               4,649,242
       4,274,730          1.78      AA+/Baa3   Thornburg Mortgage Securities Trust
                                               Class II2A, Floating Rate Note,
                                               3/25/44                                       4,243,653
       3,418,120          4.08       AAA/Ba1   Thornburg Mortgage Securities Trust
                                               Class II4A, Floating Rate Note,
                                               3/25/44                                       3,411,431
         750,000                     AAA/Aa1   Timberstar Trust, 5.668%, 10/15/36
                                               (144A)                                          824,308
       6,646,000                       BB/B1   Timberstar Trust, 7.53%, 10/15/36
                                               (144A)                                        6,796,818
         814,970          2.20        NR/Ba3   WaMu Mortgage Pass-Through
                                               Certificates Series 2002-AR2 Trust,
                                               Floating Rate Note, 2/27/34                     659,751
         427,207          0.58      BBB+/Ba3   WaMu Mortgage Pass-Through
                                               Certificates Series 2004-AR12
                                               Trust, Floating Rate Note, 10/25/44             379,445
         630,469          2.42        A+/Ba3   WaMu Mortgage Pass-Through
                                               Certificates Series 2004-AR9 Trust,
                                               Floating Rate Note, 8/25/34                     626,221
       2,187,958          2.50        BBB/NR   WaMu Mortgage Pass-Through
                                               Certificates Series 2005-AR3 Trust,
                                               Floating Rate Note, 3/25/35                   2,172,689
       5,789,035          2.42         B-/NR   WaMu Mortgage Pass-Through
                                               Certificates Series 2005-AR7 Trust,
                                               Floating Rate Note, 8/25/35                   5,623,764
      16,010,570          2.43       BBB+/NR   WaMu Mortgage Pass-Through
                                               Certificates, Floating Rate Note,
                                               1/25/35                                      16,204,778
       1,775,000          4.69         NR/A3   Wells Fargo Commercial Mortgage
                                               Trust 2012-LC5, Floating Rate Note,
                                               10/15/45                                      1,729,611

The accompanying notes are an integral part of these financial statements.

40 Pioneer Strategic Income Fund | Annual Report | 9/30/13

------------------------------------------------------------------------------------------------------
                   Floating      S&P/Moody's
 Principal         Rate (b)      Ratings
 Amount ($)        (unaudited)   (unaudited)                                           Value
------------------------------------------------------------------------------------------------------
                                               Thrifts & Mortgage Finance -- (continued)
       4,800,000          5.77         NR/A2   Wells Fargo Commercial Mortgage
                                               Trust, Floating Rate Note, 11/15/43
                                               (144A)                                  $     5,118,547
         756,035          4.36       A+/Baa1   Wells Fargo Mortgage Backed
                                               Securities 2003-L Trust, Floating Rate
                                               Note, 11/25/33                                  734,985
       1,717,512          2.64      AA+/Baa1   Wells Fargo Mortgage Backed
                                               Securities 2004-V Trust, Floating Rate
                                               Note, 10/25/34                                1,747,572
       2,653,401                    BBB+/Ba2   Wells Fargo Mortgage Backed
                                               Securities 2005-9 Trust, 5.25%,
                                               10/25/35                                      2,726,298
       1,784,249          2.64         A+/NR   Wells Fargo Mortgage Backed
                                               Securities 2005-AR10 Trust, Floating
                                               Rate Note, 6/25/35                            1,788,915
         515,356          4.98        NR/Ba2   Wells Fargo Mortgage Backed
                                               Securities 2005-AR6 Trust, Floating
                                               Rate Note, 4/25/35                              526,338
       1,200,000          5.39         NR/A2   WFRBS Commercial Mortgage Trust
                                               2011-C2, Floating Rate Note,
                                               2/15/44 (144A)                                1,260,598
       2,000,000          5.42       NR/Baa1   WFRBS Commercial Mortgage Trust
                                               2011-C4, Floating Rate Note,
                                               6/15/44 (144A)                                1,991,816
                                                                                       ---------------
                                                                                       $   422,918,516
                                                                                       ---------------
                                               Total Banks                             $   423,728,378
------------------------------------------------------------------------------------------------------
                                               DIVERSIFIED FINANCIALS -- 1.2%
                                               Other Diversified Financial
                                               Services -- 1.1%
       5,735,105          2.89        NR/Ba2   Banc of America Mortgage 2003-I
                                               Trust, Floating Rate Note, 10/25/33     $     5,740,238
       1,138,351          2.70        AA+/NR   Banc of America Mortgage 2004-E
                                               Trust, Floating Rate Note, 6/25/34            1,140,846
       2,111,700          5.08       BBB+/NR   Banc of America Mortgage 2005-H
                                               Trust, Floating Rate Note, 9/25/35            2,095,778
       4,096,920                       A+/NR   Banc of America Mortgage Trust
                                               2004-11, 5.75%, 1/25/35                       4,203,165
         644,742                      BB+/NR   Banc of America Mortgage Trust
                                               2004-7, 4.5%, 8/25/19                           654,616
         125,840                    AA+/Baa1   Banc of America Mortgage Trust
                                               2005-9, 4.75%, 10/25/20                         126,106
         739,481          0.68      AAA/Baa1   Bear Stearns ALT-A Trust 2005-2,
                                               Floating Rate Note, 3/25/35                     719,834
           6,017                       NR/B1   Citicorp Mortgage Securities Trust
                                               Series 2006-1, 5.0%, 2/25/36                      6,203
         254,837                      NR/Ba1   Citicorp Mortgage Securities Trust
                                               Series 2007-2, 5.5%, 2/25/22                    259,464

The accompanying notes are an integral part of these financial statements.

                      Pioneer Strategic Income Fund | Annual Report | 9/30/13 41

------------------------------------------------------------------------------------------------------
                   Floating      S&P/Moody's
 Principal         Rate (b)      Ratings
 Amount ($)        (unaudited)   (unaudited)                                           Value
------------------------------------------------------------------------------------------------------
                                               Other Diversified Financial
                                               Services -- (continued)
         854,480                     NR/Caa1   CSMC Mortgage-Backed Trust
                                               2007-3, 5.0%, 4/25/37                   $       828,753
       2,950,000          5.73          A/A2   DBUBS 2011-LC1 Mortgage Trust,
                                               Floating Rate Note, 11/10/46 (144A)           3,162,527
       6,767,000          5.58        NR/Aa2   DBUBS 2011-LC3 Mortgage Trust,
                                               Floating Rate Note, 8/10/44 (144A)            7,376,091
       2,842,000          2.13       BBB-/NR   Del Coronado Trust 2013-DEL,
                                               Floating Rate Note, 3/15/26 (144A)            2,814,362
       5,709,492          0.38      BB+/Baa2   Impac Secured Assets Trust 2006-5,
                                               Floating Rate Note, 12/25/36                  5,165,765
       3,405,146                      B-/Ba2   JP Morgan Mortgage Trust 2004-S1,
                                               6.0%, 9/25/34                                 3,504,069
       1,688,026          3.00         NR/NR   La Hipotecaria Panamanian Mortgage
                                               Trust 2010-1, Floating Rate Note,
                                               9/8/39 (144A)                                 1,768,471
       4,920,000          5.52         NR/A2   LSTAR Commercial Mortgage Trust,
                                               Floating Rate Note, 6/25/43 (144A)            5,178,492
       5,022,802          2.53       BBB+/NR   Merrill Lynch Mortgage Investors Trust
                                               Series MLMI 2005-A2, Floating Rate
                                               Note, 2/25/35                                 5,026,147
       5,000,000                     BBB-/NR   Morgan Stanley Capital I Trust
                                               2007-HQ13, 5.569%, 12/15/44                   5,404,145
         340,000                      BB+/NR   Morgan Stanley Capital I Trust
                                               2007-IQ13, 5.406%, 3/15/44                      364,079
       2,919,331          0.28       AA+/Aaa   Morgan Stanley Capital I, Inc.,
                                               Floating Rate Note, 10/15/20 (144A)           2,884,410
         776,826                    AA+/Baa1   RALI Series 2002-QS14 Trust, 5.5%,
                                               9/25/32                                         794,347
         297,323                      A+/Aa3   RALI Series 2003-QS1 Trust, 5.0%,
                                               1/25/33                                         301,021
         818,604                        B/B1   RALI Series 2003-QS11 Trust, 5.25%,
                                               6/25/33                                         840,566
         790,464                      NR/Ba1   RALI Series 2003-QS14 Trust, 5.0%,
                                               7/25/18                                         806,021
       2,824,768                       NR/B3   RALI Series 2004-QS16 Trust, 5.5%,
                                               12/25/34                                      2,906,096
         596,353                      NR/Ba3   RALI Series 2004-QS3 Trust, 5.0%,
                                               3/25/19                                         619,586
       2,335,768          0.68        BB+/NR   RALI Series 2004-QS4 Trust, Floating
                                               Rate Note, 3/25/34                            2,212,190
       2,000,000                       B+/B1   RALI Series 2004-QS5 Trust, 5.75%,
                                               4/25/34                                       2,004,516
       1,131,065          0.78       BB+/Ba3   RALI Series 2004-QS5 Trust, Floating
                                               Rate Note, 4/25/34                            1,094,387
       1,180,089          2.93        BB/Ba2   Structured Adjustable Rate Mortgage
                                               Loan Trust Class 1A1, Floating Rate
                                               Note, 3/25/34                                 1,174,646

The accompanying notes are an integral part of these financial statements.

42 Pioneer Strategic Income Fund | Annual Report | 9/30/13

------------------------------------------------------------------------------------------------------
                   Floating      S&P/Moody's
 Principal         Rate (b)      Ratings
 Amount ($)        (unaudited)   (unaudited)                                           Value
------------------------------------------------------------------------------------------------------
                                               Other Diversified Financial
                                               Services -- (continued)
       3,040,168          2.44       BBB-/B3   Structured Adjustable Rate Mortgage
                                               Loan Trust, Floating Rate Note,
                                               1/25/35                                 $     2,923,912
          32,415          2.59      AA+/Baa3   Structured Adjustable Rate Mortgage
                                               Loan Trust, Floating Rate Note,
                                               2/25/34                                          32,507
       1,314,030                       NR/NR   Vericrest Opportunity Loan Transferee,
                                               2.487%, 2/26/52 (144A)                        1,316,500
       2,250,000                       NR/NR   Vericrest Opportunity Loan Transferee,
                                               6.414%, 2/26/52 (144A)                        2,312,513
       1,628,640                       NR/NR   VOLT XV LLC, 3.222%, 5/27/53
                                               (Step) (144A)                                 1,597,698
                                                                                       ---------------
                                                                                       $    79,360,067
------------------------------------------------------------------------------------------------------
                                               Specialized Finance -- 0.0%+
CAD      433,990          4.71       AAA/Aaa   Merrill Lynch Financial Assets, Inc.,
                                               Floating Rate Note, 3/12/49             $       442,692
       1,267,446                    BB+/Baa2   Spirit Master Funding LLC, 5.74%,
                                               3/20/25 (144A)                                1,239,653
                                                                                       ---------------
                                                                                       $     1,682,345
------------------------------------------------------------------------------------------------------
                                               Consumer Finance -- 0.1%
       3,171,025          5.10        CCC/NR   GMACM Mortgage Loan Trust
                                               2005-AR2, Floating Rate Note,
                                               5/25/35                                 $     3,102,782
------------------------------------------------------------------------------------------------------
                                               Asset Management & Custody
                                               Banks -- 0.0%+
       1,088,420          2.69         NR/NR   Jefferies & Co., Inc., Floating Rate
                                               Note, 5/26/37 (144A)                    $     1,093,737
------------------------------------------------------------------------------------------------------
                                               Investment Banking &
                                               Brokerage -- 0.0%+
       2,248,895          7.65      BBB+/Aa3   Bear Stearns Commercial Mortgage
                                               Securities Trust 2002-TOP6, Floating
                                               Rate Note, 10/15/36 (144A)              $     2,299,237
                                                                                       ---------------
                                               Total Diversified Financials            $    87,538,168
------------------------------------------------------------------------------------------------------
                                               REAL ESTATE -- 1.2%
                                               Mortgage REIT -- 1.2%
       3,651,160          2.37       AA+/Ba1   American Home Mortgage Investment
                                               Trust 2005-1, Floating Rate Note,
                                               6/25/45                                 $     3,664,140
         892,139                        D/NR   Credit Suisse First Boston Mortgage
                                               Securities Corp., 5.0%, 8/25/20                 906,801
       2,842,844          6.01     CCC-/Caa1   Credit Suisse First Boston Mortgage
                                               Securities Corp., Floating Rate Note,
                                               11/15/36 (144A)                               2,872,180

The accompanying notes are an integral part of these financial statements.

                      Pioneer Strategic Income Fund | Annual Report | 9/30/13 43

------------------------------------------------------------------------------------------------------
                   Floating      S&P/Moody's
 Principal         Rate (b)      Ratings
 Amount ($)        (unaudited)   (unaudited)                                           Value
------------------------------------------------------------------------------------------------------
                                               Mortgage REIT -- (continued)
       2,683,251          2.55      BBB+/Ba1   Credit Suisse First Boston Mortgage
                                               Securities Corp., Floating Rate Note,
                                               11/25/33                                $     2,650,749
       5,957,864          2.59       BBB+/B1   Credit Suisse First Boston Mortgage
                                               Securities Corp., Floating Rate Note,
                                               6/25/34                                       5,942,367
             445          1.68         NR/WR   Credit Suisse First Boston Mortgage
                                               Securities Corp., Floating Rate Note,
                                               8/25/33                                             444
       3,900,000          5.62         NR/A3   FREMF 2010-K7 Mortgage Trust,
                                               Floating Rate Note, 4/25/20 (144A)            4,117,600
       1,980,000          5.40         A+/NR   FREMF 2010-K8 Mortgage Trust,
                                               Floating Rate Note, 9/25/43 (144A)            2,062,544
       4,160,000          5.33         NR/NR   FREMF 2010-K9 Mortgage Trust,
                                               Floating Rate Note, 9/25/45 (144A)            4,310,051
       5,600,000          4.76         NR/NR   FREMF 2011-K10 Mortgage Trust,
                                               Floating Rate Note, 11/25/49 (144A)           5,579,571
       2,400,000          4.57         A+/NR   FREMF 2011-K11 Mortgage Trust,
                                               Floating Rate Note, 12/25/48 (144A)           2,366,674
       3,953,000          4.50         NR/A3   FREMF 2011-K12 Mortgage Trust,
                                               Floating Rate Note, 1/25/46 (144A)            3,877,371
       2,200,000          5.33        AA-/A3   FREMF 2011-K14 Mortgage Trust,
                                               Floating Rate Note, 2/25/47 (144A)            2,260,073
       6,175,000          4.94         NR/A3   FREMF 2011-K702 Mortgage Trust,
                                               Floating Rate Note, 4/25/44 (144A)            6,539,374
       5,450,000          5.05         NR/A3   FREMF 2011-K703 Mortgage Trust,
                                               Floating Rate Note, 7/25/44 (144A)            5,788,080
       5,065,000          4.31       NR/Baa2   FREMF 2012-K705 Mortgage Trust,
                                                Floating Rate Note, 9/25/44 (144A)           4,847,595
          25,000          3.89         NR/NR   FREMF 2012-K708 Mortgage Trust,
                                               Floating Rate Note, 2/25/45 (144A)               23,408
       1,000,000          3.31       A-/Baa2   FREMF 2013-K502 Mortgage Trust,
                                               Floating Rate Note, 3/25/45 (144A)              939,008
       2,750,000          3.61         NR/A2   FREMF Mortgage Trust Class B,
                                               Floating Rate Note, 11/25/46 (144A)           2,846,184
       3,661,000          3.95         NR/NR   FREMF Mortgage Trust Class B,
                                               Floating Rate Note, 6/25/47 (144A)            3,552,459
       4,100,000          4.44         A-/NR   FREMF Mortgage Trust Class B,
                                               Floating Rate Note, 7/25/48 (144A)            4,262,827
       3,600,000          3.61       NR/Baa1   FREMF Mortgage Trust Class C,
                                               Floating Rate Note, 11/25/46 (144A)           3,603,715
       2,435,000          3.95         NR/NR   FREMF Mortgage Trust Class C,
                                               Floating Rate Note, 6/25/47 (144A)            2,252,974
       4,775,000          4.44        BBB/NR   FREMF Mortgage Trust Class C,
                                               Floating Rate Note, 7/25/48 (144A)            4,674,720

The accompanying notes are an integral part of these financial statements.

44 Pioneer Strategic Income Fund | Annual Report | 9/30/13

------------------------------------------------------------------------------------------------------
                   Floating      S&P/Moody's
 Principal         Rate (b)      Ratings
 Amount ($)        (unaudited)   (unaudited)                                           Value
------------------------------------------------------------------------------------------------------
                                               Mortgage REIT -- (continued)
       6,500,000          4.00         NR/NR   FREMF Mortgage Trust, Floating Rate
                                               Note, 5/25/45 (144A)                    $     6,047,626
                                                                                       ---------------
                                                                                       $    85,988,535
                                                                                       ---------------
                                               Total Real Estate                       $    85,988,535
------------------------------------------------------------------------------------------------------
                                               GOVERNMENT -- 0.8%
       2,666,719                       NR/NR   Fannie Mae REMICS, 3.5%,
                                               1/25/29 (e)                             $       195,661
       4,635,000                       NR/NR   Fannie Mae REMICS, 4.5%, 6/25/29              5,037,782
         796,948                       NR/NR   Fannie Mae REMICS, 5.0%, 9/25/39                815,354
       3,092,117                       NR/NR   Freddie Mac REMICS, 5.0%, 6/15/34             3,187,277
       2,607,910          0.43         NR/NR   Freddie Mac REMICS, Floating Rate
                                               Note, 11/15/36                                2,601,941
       8,419,677                       NR/NR   Government National Mortgage
                                               Association, 3.0%, 4/20/41                    8,578,077
       9,820,000                       NR/NR   Government National Mortgage
                                               Association, 4.5%, 9/20/39                   10,720,641
       1,575,000                       NR/NR   Government National Mortgage
                                               Association, 4.973%, 4/16/42                  1,730,624
      50,344,157          1.41         NR/NR   Government National Mortgage
                                               Association, Floating Rate Note,
                                               10/16/43 (e)                                  2,884,771
      24,727,587          1.11        NR/Aaa   Government National Mortgage
                                               Association, Floating Rate Note,
                                               10/16/52 (e)                                  1,274,979
      49,394,342          1.03         NR/NR   Government National Mortgage
                                               Association, Floating Rate Note,
                                               2/16/53 (e)                                   4,124,230
      21,236,701          0.71         NR/NR   Government National Mortgage
                                               Association, Floating Rate Note,
                                               3/16/51 (e)                                     735,894
      35,123,919          1.05         NR/NR   Government National Mortgage
                                               Association, Floating Rate Note,
                                               3/16/53 (e)                                   2,828,775
      13,430,378          1.06         NR/NR   Government National Mortgage
                                               Association, Floating Rate Note,
                                               4/16/51 (e)                                     662,346
      54,269,318          1.10         NR/NR   Government National Mortgage
                                               Association, Floating Rate Note,
                                               8/16/52 (e)                                   4,005,401
      53,705,482          1.07         NR/NR   Government National Mortgage
                                               Association, Floating Rate Note,
                                               9/16/52 (e)                                   4,636,555
                                                                                       ---------------
                                                                                       $    54,020,308
                                                                                       ---------------
                                               Total Government                        $    54,020,308
------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

                      Pioneer Strategic Income Fund | Annual Report | 9/30/13 45

------------------------------------------------------------------------------------------------------
                   Floating      S&P/Moody's
 Principal         Rate (b)      Ratings
 Amount ($)        (unaudited)   (unaudited)                                           Value
------------------------------------------------------------------------------------------------------
                                               TOTAL COLLATERALIZED MORTGAGE
                                               OBLIGATIONS
                                               (Cost $657,514,546)                     $   654,823,504
------------------------------------------------------------------------------------------------------
                                               CORPORATE BONDS -- 44.0%
                                               ENERGY -- 4.1%
                                               Oil & Gas Drilling -- 0.1%
       4,400,000                       B-/B3   Offshore Group Investment, Ltd.,
                                               7.5%, 11/1/19                           $     4,631,000
       2,250,000                   BBB+/Baa1   Pride International, Inc., 6.875%,
                                               8/15/20                                       2,681,482
                                                                                       ---------------
                                                                                       $     7,312,482
------------------------------------------------------------------------------------------------------
                                               Oil & Gas Equipment &
                                               Services -- 0.3%
          61,000                     BB-/Ba3   CGG SA, 9.5%, 5/15/16                   $        64,126
       1,710,000                        B/B1   Expro Finance Luxembourg SCA, 8.5%,
                                               12/15/16 (144A)                               1,793,362
       7,300,000                      BB/Ba3   Exterran Holdings, Inc., 7.25%,
                                               12/1/18                                       7,728,875
          90,000                    BBB-/Ba2   SESI LLC, 7.125%, 12/15/21                       98,325
       3,825,000                   BBB-/Baa2   Weatherford International, Ltd.,
                                               Bermuda, 5.95%, 4/15/42                       3,662,269
       4,070,000                   BBB-/Baa2   Weatherford International, Ltd.,
                                               Bermuda, 9.625%, 3/1/19                       5,124,150
                                                                                       ---------------
                                                                                       $    18,471,107
------------------------------------------------------------------------------------------------------
                                               Oil & Gas Exploration &
                                               Production -- 1.8%
       5,605,000                       B-/B3   Carrizo Oil & Gas, Inc., 8.625%,
                                               10/15/18                                $     6,109,450
       3,475,000                       B-/B3   Chaparral Energy, Inc., 7.625%,
                                               11/15/22                                      3,527,125
       5,125,000                     BB+/Ba3   Concho Resources, Inc., 6.5%,
                                               1/15/22                                       5,496,562
       3,230,000                       NR/A1   Dolphin Energy, Ltd., 5.5%, 12/15/21
                                               (144A)                                        3,540,888
       9,725,000                       B+/B3   Energy XXI Gulf Coast, Inc., 7.5%,
                                               12/15/21 (144A)                               9,603,438
       9,850,000                        B/B2   EP Energy LLC, 9.375%, 5/1/20                11,081,250
       4,328,017                        B/B3   EPE Holdings LLC, 8.125%, 12/15/17
                                               (144A) (PIK)                                  4,517,368
         765,000                      BBB/WR   Gazprom OAO Via Gaz Capital SA,
                                               8.146%, 4/11/18 (144A)                          886,482
       5,768,000                      BB/Ba3   Hilcorp Energy I LP, 7.625%, 4/15/21
                                               (144A)                                        6,171,760
       3,500,000                   BBB-/Baa3   KazMunayGas National Co., JSC, 4.4%,
                                               4/30/23 (144A)                                3,263,750
       1,900,000                        B/B3   Kodiak Oil & Gas Corp., 5.5%,
                                               1/15/21 (144A)                                1,866,750

The accompanying notes are an integral part of these financial statements.

46 Pioneer Strategic Income Fund | Annual Report | 9/30/13

------------------------------------------------------------------------------------------------------
                   Floating      S&P/Moody's
 Principal         Rate (b)      Ratings
 Amount ($)        (unaudited)   (unaudited)                                           Value
------------------------------------------------------------------------------------------------------
                                               Oil & Gas Exploration &
                                               Production -- (continued)
          85,000                        B/B3   Kodiak Oil & Gas Corp., 8.125%,
                                               12/1/19                                 $        92,862
       3,220,000                   CCC+/Caa1   Lightstream Resources, Ltd., 8.625%,
                                               2/1/20 (144A)                                 3,123,400
         100,000                        B/B2   Linn Energy LLC, 6.75%, 11/1/19
                                               (144A)                                           94,250
       3,374,000                        B/B2   Linn Energy LLC, 8.625%, 4/15/20              3,487,872
       4,600,000                       NR/NR   National JSC Naftogaz of Ukraine,
                                               9.5%, 9/30/14                                 4,278,920
       6,125,000                    BBB-/Ba1   Newfield Exploration Co., 5.625%,
                                               7/1/24                                        5,925,938
      15,700,000                   BBB-/Baa3   Novatek OAO via Novatek Finance,
                                               Ltd., 4.422%, 12/13/22 (144A)                14,404,750
       4,420,000                        B/B3   Oasis Petroleum, Inc., 6.875%,
                                               3/15/22 (144A)                                4,663,100
         165,000                    BBB/Baa3   Plains Exploration & Production Co.,
                                               6.75%, 2/1/22                                   176,598
       4,060,000                    BBB/Baa3   Plains Exploration & Production Co.,
                                               8.625%, 10/15/19                              4,486,231
       1,395,000                    BBB/Baa2   Rosneft Finance SA, 6.625%,
                                               3/20/17 (144A)                                1,531,012
       1,770,000                    BBB/Baa2   Rosneft Finance SA, 7.25%, 2/2/20
                                               (144A)                                        2,000,100
       1,250,000                    BBB/Baa2   Rosneft Finance SA, 7.875%,
                                               3/13/18 (144A)                                1,440,625
       4,710,000                     CCC+/B3   Samson Investment Co., 10.25%,
                                               2/15/20 (144A)                                4,992,600
       1,860,000                       B-/B2   SandRidge Energy, Inc., 7.5%,
                                               3/15/21                                       1,878,600
       1,840,000                       B-/B2   SandRidge Energy, Inc., 8.125%,
                                               10/15/22                                      1,858,400
       5,850,000                       B-/B3   Stone Energy Corp., 8.625%, 2/1/17            6,186,375
       4,650,000                       B+/B3   Swift Energy Co., 7.875%, 3/1/22              4,557,000
       2,323,075                     NR/Baa2   Tengizchevroil Finance Co., Sarl,
                                               6.124%, 11/15/14 (144A)                       2,369,537
       3,650,000                        B/B3   Vanguard Natural Resources LLC,
                                               7.875%, 4/1/20                                3,695,625
       3,170,000                        B/B3   W&T Offshore, Inc., 8.5%, 6/15/19             3,360,200
                                                                                       ---------------
                                                                                       $   130,668,818
------------------------------------------------------------------------------------------------------
                                               Oil & Gas Refining &
                                               Marketing -- 0.3%
       1,600,000                        A/A2   Motiva Enterprises LLC, 5.75%,
                                               1/15/20 (144A)                          $     1,830,752
       3,125,000                   BBB+/Baa2   Reliance Holdings USA, Inc., 4.5%,
                                               10/19/20 (144A)                               3,084,647

The accompanying notes are an integral part of these financial statements.

                      Pioneer Strategic Income Fund | Annual Report | 9/30/13 47

------------------------------------------------------------------------------------------------------
                   Floating      S&P/Moody's
 Principal         Rate (b)      Ratings
 Amount ($)        (unaudited)   (unaudited)                                           Value
------------------------------------------------------------------------------------------------------
                                               Oil & Gas Refining &
                                               Marketing -- (continued)
          25,000                   BBB-/Baa3   Sunoco, Inc., 9.625%, 4/15/15           $        27,956
       9,480,000                     BB+/Ba2   Tesoro Corp., 5.375%, 10/1/22                 9,053,400
       4,414,000                    BBB/Baa2   Valero Energy Corp., 9.375%,
                                               3/15/19                                       5,718,500
                                                                                       ---------------
                                                                                       $    19,715,255
------------------------------------------------------------------------------------------------------
                                               Oil & Gas Storage &
                                               Transportation -- 1.5%
       1,770,000                   BBB-/Baa3   Buckeye Partners LP, 6.05%,
                                               1/15/18                                 $     2,007,504
       4,290,000                    BBB/Baa2   DCP Midstream LLC, 9.75%,
                                               3/15/19 (144A)                                5,465,430
      17,150,000          5.85      BB+/Baa3   DCP Midstream LLC, Floating Rate
                                               Note, 5/21/43 (144A)                         15,692,250
       4,234,000          3.28        BB/Ba1   Energy Transfer Partners LP, Floating
                                               Rate Note, 11/1/66                            3,805,308
       3,886,000          7.00     BBB-/Baa2   Enterprise Products Operating LLC,
                                               Floating Rate Note, 6/1/67                    4,114,302
       3,683,000          8.38     BBB-/Baa2   Enterprise Products Operating LLC,
                                               Floating Rate Note, 8/1/66                    4,065,111
      15,875,000                      BB/Ba3   Gibson Energy, Inc., 6.75%, 7/15/21
                                               (144A)                                       16,390,938
NOK   32,000,000          6.84         NR/NR   Golar LNG Partners LP, Floating Rate
                                               Note, 10/12/17                                5,418,417
      11,960,000                    BBB/Baa2   Kinder Morgan Energy Partners LP,
                                               4.15%, 3/1/22                                12,021,080
       5,225,000                    BBB/Baa2   Kinder Morgan Energy Partners LP,
                                               5.95%, 2/15/18                                5,982,531
      12,650,000                     BB+/Ba3   Sabine Pass Liquefaction LLC,
                                               5.625%, 2/1/21 (144A)                        12,381,188
       2,140,000                    BBB/Baa2   Spectra Energy Capital LLC, 6.75%,
                                               7/15/18                                       2,502,308
      10,390,000                   BBB-/Baa3   Sunoco Logistics Partners Operations
                                               LP, 6.1%, 2/15/42                            10,847,233
       8,880,000                   BBB-/Baa3   The Williams Companies, Inc., 7.75%,
                                               6/15/31                                      10,064,352
                                                                                       ---------------
                                                                                       $   110,757,952
------------------------------------------------------------------------------------------------------
                                               Coal & Consumable Fuels -- 0.1%
       4,260,000                       B+/B2   Alpha Natural Resources, Inc., 6.0%,
                                               6/1/19                                  $     3,557,100
       1,860,000                       B+/B2   Alpha Natural Resources, Inc., 6.25%,
                                               6/1/21                                        1,525,200
       3,650,000                    CCC/Caa1   Bumi Capital Pte, Ltd., 12.0%,
                                               11/10/16 (144A)                               2,354,250

The accompanying notes are an integral part of these financial statements.

48 Pioneer Strategic Income Fund | Annual Report | 9/30/13

------------------------------------------------------------------------------------------------------
                   Floating      S&P/Moody's
 Principal         Rate (b)      Ratings
 Amount ($)        (unaudited)   (unaudited)                                           Value
------------------------------------------------------------------------------------------------------
                                               Coal & Consumable
                                               Fuels -- (continued)
       2,425,000                    CCC/Caa1   Bumi Investment Pte, Ltd., 10.75%,
                                               10/6/17 (144A)                          $     1,564,125
                                                                                       ---------------
                                                                                       $     9,000,675
                                                                                       ---------------
                                               Total Energy                            $   295,926,289
------------------------------------------------------------------------------------------------------
                                               MATERIALS -- 4.1%
                                               Commodity Chemicals -- 0.3%
       4,385,000                     BBB-/WR   Basell Finance Co., BV, 8.1%,
                                               3/15/27 (144A)                          $     5,536,948
       2,690,000                   BBB-/Baa3   Braskem Finance, Ltd., 7.375%,
                                               10/29/49 (Perpetual) (144A)                   2,421,000
       3,590,000                     CCC+/B3   Hexion US Finance Corp., 8.875%,
                                               2/1/18                                        3,715,650
       4,845,000                   BBB-/Baa1   LyondellBasell Industries NV, 5.0%,
                                               4/15/19                                       5,333,114
       3,875,000                      BB-/B1   Rain CII Carbon LLC, 8.0%, 12/1/18
                                               (144A)                                        3,904,062
                                                                                       ---------------
                                                                                       $    20,910,774
------------------------------------------------------------------------------------------------------
                                               Diversified Chemicals -- 0.1%
       4,140,000                    BBB/Baa2   Eastman Chemical Co., 4.8%,
                                               9/1/42                                  $     3,922,000
EURO   1,650,459                     B-/Caa1   INEOS Group Holdings SA, 7.875%,
                                               2/15/16 (144A)                                2,254,152
                                                                                       ---------------
                                                                                       $     6,176,152
------------------------------------------------------------------------------------------------------
                                               Fertilizers & Agricultural
                                               Chemicals -- 0.1%
       3,650,000                       BB/NR   EuroChem Mineral & Chemical Co.,
                                               OJSC via EuroChem GI, Ltd., 5.125%,
                                               12/12/17 (144A)                         $     3,631,750
       5,550,000                     NR/Baa3   Phosagro OAO via Phosagro Bond
                                               Funding, Ltd., 4.204%, 2/13/18
                                               (144A)                                        5,452,875
                                                                                       ---------------
                                                                                       $     9,084,625
------------------------------------------------------------------------------------------------------
                                               Construction Materials -- 0.3%
       5,098,000                       B+/NR   Cemex Espana Luxembourg SA,
                                               9.875%, 4/30/19 (144A)                  $     5,709,760
       3,400,000                       B+/NR   Cemex SAB de CV, 7.25%, 1/15/21
                                               (144A)                                        3,391,500
       3,375,000                       B+/NR   Cemex SAB de CV, 9.0%, 1/11/18
                                               (144A)                                        3,636,562
       4,700,000          5.25         B+/NR   Cemex SAB de CV, Floating Rate Note,
                                               9/30/15 (144A)                                4,841,000
       1,900,000                    BBB/Baa2   Holcim US Finance Sarl & Cie SCS,
                                               6.0%, 12/30/19 (144A)                         2,154,478
          23,000                       NR/WR   Indalex Holding Corp., 11.5%,
                                               2/1/14 (f)                                          172

The accompanying notes are an integral part of these financial statements.

                      Pioneer Strategic Income Fund | Annual Report | 9/30/13 49

------------------------------------------------------------------------------------------------------
                   Floating      S&P/Moody's
 Principal         Rate (b)      Ratings
 Amount ($)        (unaudited)   (unaudited)                                           Value
------------------------------------------------------------------------------------------------------
                                               Construction Materials -- (continued)
       1,680,000                     B-/Caa2   Texas Industries, Inc., 9.25%,
                                               8/15/20                                 $     1,848,000
       1,850,000                      BBB/NR   Voto-Votorantim Overseas Trading
                                               Operations NV, 6.625%, 9/25/19
                                               (144A)                                        2,025,750
                                                                                       ---------------
                                                                                       $    23,607,222
------------------------------------------------------------------------------------------------------
                                               Metal & Glass Containers -- 0.4%
       1,690,000                       B-/B3   AEP Industries, Inc., 8.25%,
                                               4/15/19                                 $     1,816,750
EURO     100,000                     CCC+/B3   Ardagh Glass Finance Plc, 8.75%,
                                               2/1/20 (144A)                                   137,278
EURO   1,070,000                      B+/Ba3   Ardagh Glass Finance Plc, 9.25%,
                                               7/1/16 (144A)                                 1,519,253
       5,400,000                     CCC+/B3   Ardagh Packaging Finance Plc, 7.0%,
                                               11/15/20 (144A)                               5,184,000
       7,250,000                     CCC+/B3   Ardagh Packaging Finance Plc,
                                               9.125%, 10/15/20 (144A)                       7,685,000
EURO  11,058,000                     CCC+/B3   Ardagh Packaging Finance Plc,
                                               9.25%, 10/15/20 (144A)                       15,589,887
                                                                                       ---------------
                                                                                       $    31,932,168
------------------------------------------------------------------------------------------------------
                                               Paper Packaging -- 0.2%
EURO   3,425,000                   BBB-/Baa3   Mondi Consumer Packaging
                                               International AG, 9.75%, 7/15/17
                                               (144A)                                  $     5,140,916
          30,000                     B+/Caa1   Plastipak Holdings, Inc., 10.625%,
                                               8/15/19 (144A)                                   34,152
       5,795,000                   CCC+/Caa2   Reynolds Group Issuer, Inc., 9.875%,
                                               8/15/19                                       6,287,575
                                                                                       ---------------
                                                                                       $    11,462,643
------------------------------------------------------------------------------------------------------
                                               Aluminum -- 0.0%+
         145,000                    BBB-/Ba1   Alcoa, Inc., 6.15%, 8/15/20             $       151,267
------------------------------------------------------------------------------------------------------
                                               Diversified Metals & Mining -- 1.1%
       3,900,000                    BB+/Baa3   AngloGold Ashanti Holdings Plc,
                                               5.125%, 8/1/22                          $     3,287,567
       6,715,000                    BB+/Baa3   AngloGold Ashanti Holdings Plc,
                                               5.375%, 4/15/20                               5,998,745
       6,230,000                      BB/Ba3   Ausdrill Finance Pty, Ltd., 6.875%,
                                               11/1/19 (144A)                                5,762,750
      11,200,000                    BBB/Baa3   Freeport-McMoRan Copper & Gold,
                                               Inc., 3.875%, 3/15/23 (144A)                 10,325,885
      27,140,000                     BB+/Ba1   Gold Fields Orogen Holding BVI, Ltd.,
                                               4.875%, 10/7/20 (144A)                       21,938,863
      11,775,000                      BB-/B1   KGHM International, Ltd., 7.75%,
                                               6/15/19 (144A)                               12,157,688
       5,850,000                      BB/Ba3   Vedanta Resources Plc, 6.0%,
                                               1/31/19 (144A)                                5,557,500

The accompanying notes are a   n integral part of these financial statements.

50 Pioneer Strategic Income Fund | Annual Report | 9/30/13

------------------------------------------------------------------------------------------------------
                   Floating      S&P/Moody's
 Principal         Rate (b)      Ratings
 Amount ($)        (unaudited)   (unaudited)                                           Value
------------------------------------------------------------------------------------------------------
                                               Diversified Metals &
                                               Mining -- (continued)
       3,635,000                      BB/Ba3   Vedanta Resources Plc, 8.25%,
                                               6/7/21 (144A)                           $     3,671,350
       4,040,000                      BB/Ba3   Vedanta Resources Plc, 9.5%,
                                               7/18/18 (144A)                                4,433,900
       3,360,000                   BBB-/Baa3   Volcan Cia Minera SAA, 5.375%,
                                               2/2/22 (144A)                                 3,200,400
                                                                                       ---------------
                                                                                       $    76,334,648
------------------------------------------------------------------------------------------------------
                                               Gold -- 0.2%
       2,400,000                      BB/Ba3   Eldorado Gold Corp., 6.125%,
                                               12/15/20 (144A)                         $     2,316,000
       7,300,000                   BBB+/Baa2   Goldcorp, Inc., 3.7%, 3/15/23                 6,660,520
       2,475,000                      BB-/B1   IAMGOLD Corp., 6.75%, 10/1/20
                                               (144A)                                        2,159,438
                                                                                       ---------------
                                                                                       $    11,135,958
------------------------------------------------------------------------------------------------------
                                               Precious Metals & Minerals -- 0.0%+
       3,175,000                     BB-/Ba3   ALROSA Finance SA, 7.75%,
                                               11/3/20 (144A)                          $     3,524,885
         100,000                     BB-/Ba3   ALROSA Finance SA, 8.875%,
                                               11/17/14 (144A)                                 107,670
                                                                                       ---------------
                                                                                       $     3,632,555
------------------------------------------------------------------------------------------------------
                                               Steel -- 1.1%
       3,645,000                   BBB-/Baa3   Allegheny Technologies, Inc., 9.375%,
                                               6/1/19                                  $     4,444,589
       2,950,000                     BB+/Ba1   ArcelorMittal SA, 5.75%, 8/5/20               3,023,750
      10,385,000                     BB+/Ba1   ArcelorMittal SA, 6.0%, 3/1/21               10,644,625
       5,470,000                     BB+/Ba1   ArcelorMittal SA, 6.125%, 6/1/18              5,798,200
         150,000                      B/Caa1   Atkore International, Inc., 9.875%,
                                               1/1/18                                          162,000
       5,425,000                     BB+/Ba2   Commercial Metals Co., 7.35%,
                                               8/15/18                                       5,886,125
       5,660,000                        B/B3   Essar Steel Algoma, Inc., 9.375%,
                                               3/15/15 (144A)                                5,348,700
       2,145,000                    CCC/Caa2   Essar Steel Algoma, Inc., 9.875%,
                                               6/15/15 (144A)                                1,683,825
       8,725,000                      B/Caa1   Ferrexpo Finance Plc, 7.875%,
                                               4/7/16 (144A)                                 7,896,125
       5,175,000                    BBB/Baa2   Glencore Funding LLC, 4.125%,
                                               5/30/23 (144A)                                4,787,222
       6,200,000                     BB-/Ba2   Metalloinvest Finance, Ltd., 5.625%,
                                               4/17/20 (144A)                                5,990,750
       5,555,000                     NR/Caa1   Metinvest BV, 10.25%, 5/20/15
                                               (144A)                                        5,471,675
       5,675,000                     NR/Caa1   Metinvest BV, 8.75%, 2/14/18
                                               (144A)                                        4,908,875

The accompanying notes are an integral part of these financial statements.

                      Pioneer Strategic Income Fund | Annual Report | 9/30/13 51

------------------------------------------------------------------------------------------------------
                   Floating      S&P/Moody's
 Principal         Rate (b)      Ratings
 Amount ($)        (unaudited)   (unaudited)                                           Value
------------------------------------------------------------------------------------------------------
                                               Steel -- (continued)
       7,600,000                      BBB/NR   Samarco Mineracao SA, 4.125%,
                                               11/1/22 (144A)                          $     6,612,000
       4,738,000                        B/B3   Severstal Columbus LLC, 10.25%,
                                               2/15/18                                       5,034,125
                                                                                       ---------------
                                                                                       $    77,692,586
------------------------------------------------------------------------------------------------------
                                               Forest Products -- 0.0%+
         908,328                       NR/NR   Emerald Plantation Holdings, Ltd.,
                                               6.0%, 1/15/20                           $       481,414
------------------------------------------------------------------------------------------------------
                                               Paper Products -- 0.3%
       2,500,000                      BBB/NR   Inversiones CMPC SA, 4.375%,
                                               5/15/23 (144A)                          $    2,324,308
       8,625,000                    BBB/Baa3   Inversiones CMPC SA, 4.5%,
                                               4/25/22 (144A)                                8,032,428
      11,110,000                     BB-/Ba3   Resolute Forest Products, Inc.,
                                               5.875%, 5/15/23 (144A)                        9,749,025
       2,100,000                      BB/Ba2   Sappi Papier Holding GmbH, 6.625%,
                                               4/15/21 (144A)                                1,953,000
                                                                                       ---------------
                                                                                       $    22,058,761
                                                                                       ---------------
                                               Total Materials                         $   294,660,773
------------------------------------------------------------------------------------------------------
                                               CAPITAL GOODS -- 1.9%
                                               Building Products -- 0.3%
       3,665,000                     BB+/Ba3   Building Materials Corp. of America,
                                               6.75%, 5/1/21 (144A)                    $     3,939,875
       3,438,000                    BBB-/Ba3   Masco Corp., 5.85%, 3/15/17                   3,721,635
      14,465,000                    BBB-/Ba3   Masco Corp., 7.125%, 3/15/20                 16,309,288
                                                                                       ---------------
                                                                                       $    23,970,798
------------------------------------------------------------------------------------------------------
                                               Construction & Engineering -- 0.2%
       3,500,000                     BB-/Ba3   Dycom Investments, Inc., 7.125%,
                                               1/15/21                                 $     3,666,250
       3,400,000                        B/B2   Empresas ICA SAB de CV, 8.375%,
                                               7/24/17 (144A)                                3,370,250
       8,825,000                        B/B2   Empresas ICA SAB de CV, 8.9%,
                                               2/4/21 (144A)                                 8,681,594
                                                                                       ---------------
                                                                                       $    15,718,094
------------------------------------------------------------------------------------------------------
                                               Electrical Components &
                                               Equipment -- 0.1%
       3,349,000                        B/B2   Coleman Cable, Inc., 9.0%, 2/15/18      $     3,558,312
       3,500,000                       B-/B3   WireCo WorldGroup, Inc., 9.5%,
                                               5/15/17                                       3,622,500
                                                                                       ---------------
                                                                                       $     7,180,812
------------------------------------------------------------------------------------------------------
                                               Industrial Conglomerates -- 0.2%
       2,950,000                        B/B3   Boart Longyear Management Pty, Ltd.,
                                               7.0%, 4/1/21 (144A)                     $     2,183,000

The accompanying notes are an integral part of these financial statements.

52 Pioneer Strategic Income Fund | Annual Report | 9/30/13

------------------------------------------------------------------------------------------------------
                   Floating      S&P/Moody's
 Principal         Rate (b)      Ratings
 Amount ($)        (unaudited)   (unaudited)                                           Value
------------------------------------------------------------------------------------------------------
                                               Industrial Conglomerates -- (continued)
       4,200,000                       BB/NR   Magnesita Finance, Ltd., 8.625%,
                                               4/29/49 (Perpetual) (144A)              $     3,927,000
EURO   1,120,000                     BB-/Ba3   Mark IV Europe Lux SCA, 8.875%,
                                               12/15/17 (144A)                               1,620,536
       2,450,000                       B-/B3   Park-Ohio Industries, Inc., 8.125%,
                                               4/1/21                                        2,670,500
       4,485,000                   BBB+/Baa2   Tyco Electronics Group SA, 6.55%,
                                               10/1/17                                       5,171,501
                                                                                       ---------------
                                                                                       $    15,572,537
------------------------------------------------------------------------------------------------------
                                               Construction & Farm Machinery &
                                               Heavy Trucks -- 0.4%
       1,125,000                         B/B2  Commercial Vehicle Group, Inc.,
                                               7.875%, 4/15/19                         $     1,125,000
      14,150,000                         A/A3  Cummins, Inc., 5.65%, 3/1/98                 13,618,427
       1,385,000                         A/A3  Cummins, Inc., 6.75%, 2/15/27                 1,613,623
      11,805,000                       CCC/B3  Navistar International Corp., 8.25%,
                                               11/1/21                                      11,952,562
                                                                                       ---------------
                                                                                       $    28,309,612
------------------------------------------------------------------------------------------------------
                                               Industrial Machinery -- 0.2%
       1,755,000                   BBB-/Baa2   Flowserve Corp., 3.5%, 9/15/22          $     1,656,922
         150,000                        B/B1   Mcron Finance Sub LLC, 8.375%,
                                               5/15/19 (144A)                                  163,875
       4,465,000                      B/Caa1   Mueller Water Products, Inc., 7.375%,
                                               6/1/17                                        4,576,625
       3,870,000                    BBB/Baa2   Valmont Industries, Inc., 6.625%,
                                               4/20/20                                       4,453,054
       7,260,000                       B-/NR   WPE International Cooperatief UA,
                                               10.375%, 9/30/20 (144A)                       3,884,100
                                                                                       ---------------
                                                                                       $    14,734,576
------------------------------------------------------------------------------------------------------
                                               Trading Companies &
                                               Distributors -- 0.5%
       3,775,000                     BB+/Ba3   Aircastle, Ltd., 6.25%, 12/1/19         $     3,992,062
       2,900,000                     BB+/Ba3   Aircastle, Ltd., 7.625%, 4/15/20              3,204,500
       3,700,000                      BB+/NR   Aviation Capital Group Corp., 4.625%,
                                               1/31/18 (144A)                                3,679,128
      12,763,000                      BB+/NR   Aviation Capital Group Corp., 6.75%,
                                               4/6/21 (144A)                                13,472,151
       6,865,000                    BBB/Baa2   GATX Corp., 6.0%, 2/15/18                     7,630,544
                                                                                       ---------------
                                                                                       $    31,978,385
                                                                                       ---------------
                                               Total Capital Goods                     $   137,464,814
------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

                      Pioneer Strategic Income Fund | Annual Report | 9/30/13 53

------------------------------------------------------------------------------------------------------
                   Floating      S&P/Moody's
 Principal         Rate (b)      Ratings
 Amount ($)        (unaudited)   (unaudited)                                           Value
------------------------------------------------------------------------------------------------------

                                               COMMERCIAL SERVICES &
                                               SUPPLIES -- 0.1%
                                               Environmental & Facilities
                                               Services -- 0.1%
       6,050,000                     B-/Caa2   Liberty Tire Recycling LLC, 11.0%,
                                               10/1/16 (144A)                          $     6,155,875
                                                                                       ---------------
                                               Total Commercial Services &
                                               Supplies                                $     6,155,875
------------------------------------------------------------------------------------------------------
                                               TRANSPORTATION -- 0.6%
                                               Air Freight & Logistics -- 0.0%
         355,000                   CCC-/Caa2   CEVA Group Plc, 11.625%, 10/1/16
                                               (144A)                                  $       365,650
       2,500,000                     CCC+/B2   CEVA Group Plc, 8.375%, 12/1/17
                                               (144A)                                        2,518,750
          50,000                       B-/WR   Syncreon Global Ireland, Ltd., 9.5%,
                                               5/1/18 (144A)                                    54,250
                                                                                       ---------------
                                                                                       $     2,938,650
------------------------------------------------------------------------------------------------------
                                               Airlines -- 0.2%
       2,000,000                     A-/Baa3   Air Canada 2013-1 Class A Pass
                                               Through Trust, 4.125%, 5/15/25
                                               (144A)                                  $     1,882,500
         548,623                      BB/Ba1   Continental Airlines 1999-1 Class B
                                               Pass Through Trust, 6.795%, 8/2/18              569,882
         100,000                       B+/B1   Continental Airlines 2012-3 Class C
                                               Pass Thru Certificates, 6.125%,
                                               4/29/18                                         101,750
          50,000                    BBB-/Ba2   Delta Air Lines 2010-1 Class B Pass
                                               Through Trust, 6.375%, 1/2/16                    51,875
       2,546,080                      A/Baa1   Delta Air Lines 2010-2 Class A Pass
                                               Through Trust, 4.95%, 5/23/19                 2,717,940
       2,795,000                    BBB+/Ba1   Hawaiian Airlines 2013-1 Class A Pass
                                               Through Certificates, 3.9%, 1/15/26           2,557,425
       4,965,000                      BB-/NR   TAM Capital 3, Inc., 8.375%, 6/3/21
                                               (144A)                                        4,902,938
                                                                                       ---------------
                                                                                       $    12,784,310
------------------------------------------------------------------------------------------------------
                                               Railroads -- 0.0%+
       3,750,000                      BB-/NR   Far East Capital, Ltd., SA, 8.0%,
                                               5/2/18 (144A)                           $     3,262,500
------------------------------------------------------------------------------------------------------
                                               Trucking -- 0.2%
       4,200,000                   BBB-/Baa2   Asciano Finance, Ltd., 5.0%, 4/7/18
                                               (144A)                                  $     4,455,448
       7,125,735                       NR/B2   Inversiones Alsacia SA, 8.0%,
                                               8/18/18 (144A)                                5,711,277
       2,050,000                      BBB/A3   Transnet SOC, Ltd., 4.0%, 7/26/22
                                               (144A)                                        1,809,125
                                                                                       ---------------
                                                                                       $    11,975,850
------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

54 Pioneer Strategic Income Fund | Annual Report | 9/30/13

------------------------------------------------------------------------------------------------------
                   Floating      S&P/Moody's
 Principal         Rate (b)      Ratings
 Amount ($)        (unaudited)   (unaudited)                                           Value
------------------------------------------------------------------------------------------------------
                                               Airport Services -- 0.1%
       6,000,000                     BB-/Ba3   Aeropuertos Dominicanos Siglo XXI
                                               SA, 9.25%, 11/13/19                     $     6,150,000
       1,100,000                        B/B2   Aguila 3 SA, 7.875%, 1/31/18
                                               (144A)                                        1,149,500
                                                                                       ---------------
                                                                                       $     7,299,500
------------------------------------------------------------------------------------------------------
                                               Highways & Railtracks -- 0.1%
MXN   87,500,000                      BBB/NR   Red de Carreteras de Occidente
                                               SAPIB de CV, 9.0%, 6/10/28 (144A)       $     5,876,652
                                                                                       ---------------
                                               Total Transportation                    $    44,137,462
------------------------------------------------------------------------------------------------------
                                               AUTOMOBILES & COMPONENTS -- 0.1%
                                               Automobile Manufacturers -- 0.1%
         750,000                        B/B1   Chrysler Group LLC, 8.0%, 6/15/19       $       828,750
       3,000,000                        B/B1   Chrysler Group LLC, 8.25%, 6/15/21            3,360,000
       1,390,000                   BBB+/Baa1   Hyundai Motor Manufacturing Czech
                                               s.r.o., 4.5%, 4/15/15 (144A)                  1,449,846
                                                                                       ---------------
                                                                                       $     5,638,596
                                                                                       ---------------
                                               Total Automobiles & Components          $     5,638,596
------------------------------------------------------------------------------------------------------
                                               CONSUMER DURABLES & APPAREL -- 0.7%
                                               Home Furnishings -- 0.1%
       3,450,000                     BBB/Ba1   Mohawk Industries, Inc., 3.85%,
                                               2/1/23                                  $     3,283,769
------------------------------------------------------------------------------------------------------
                                               Homebuilding -- 0.3%
       5,880,000                      BB-/B2   Brookfield Residential Properties, Inc.,
                                               6.125%, 7/1/22 (144A)                   $     5,762,400
       3,460,000                      BB-/B2   Brookfield Residential Properties, Inc.,
                                               6.5%, 12/15/20 (144A)                         3,477,300
       3,140,000                        NR/C   Desarrolladora Homex SAB de CV,
                                               9.5%, 12/11/19 (144A) (f)                       753,600
       5,065,000                        NR/C   Desarrolladora Homex SAB de CV,
                                               9.75%, 3/25/20 (144A) (f)                     1,215,600
       7,780,000                      BB/Ba2   DR Horton, Inc., 5.75%, 8/15/23               7,838,350
       1,500,000                        B/B2   KB Home, 8.0%, 3/15/20                        1,620,000
       2,275,000                       NR/Ca   Urbi Desarrollos Urbanos SAB de CV,
                                               9.5%, 1/21/20 (144A) (f)                        386,750
       3,975,000                       NR/Ca   Urbi Desarrollos Urbanos SAB de CV,
                                               9.75%, 2/3/22 (144A) (f)                        675,750
                                                                                       ---------------
                                                                                       $    21,729,750
------------------------------------------------------------------------------------------------------
                                               Household Appliances -- 0.1%
       7,600,000                      BB+/NR   Arcelik AS, 5.0%, 4/3/23 (144A)         $     6,526,500
------------------------------------------------------------------------------------------------------
                                               Housewares & Specialties -- 0.2%
       9,539,000                      BB+/NR   Controladora Mabe SA de CV, 7.875%,
                                               10/28/19 (144A)                         $    10,409,434

The accompanying notes are an integral part of these financial statements.

                      Pioneer Strategic Income Fund | Annual Report | 9/30/13 55

------------------------------------------------------------------------------------------------------
                   Floating      S&P/Moody's
 Principal         Rate (b)      Ratings
 Amount ($)        (unaudited)   (unaudited)                                           Value
------------------------------------------------------------------------------------------------------
                                               Housewares &
                                               Specialties -- (continued)
       4,075,000                       B+/B1   Reynolds Group Issuer, Inc., 7.125%,
                                               4/15/19                                 $     4,329,688
       2,315,000                     CCC+/B3   Yankee Candle Co., Inc., 9.75%,
                                               2/15/17                                       2,390,238
                                                                                       ---------------
                                                                                       $    17,129,360
                                                                                       ---------------
                                               Total Consumer Durables & Apparel       $    48,669,379
------------------------------------------------------------------------------------------------------
                                               CONSUMER SERVICES -- 1.2%
                                               Casinos & Gaming -- 0.6%
EURO   3,750,000                       B+/B3   Cirsa Funding Luxembourg SA, 8.75%,
                                               5/15/18 (144A)                          $     5,248,420
EURO   7,630,000          8.25        BB/Ba2   Gtech S.p.A., Floating Rate Note,
                                               3/31/66 (144A)                               11,104,905
         120,000                    BBB/Baa2   International Game Technology, 7.5%,
                                               6/15/19                                         140,278
         904,655                       NR/NR   Mashantucket Western Pequot Tribe,
                                               6.5%, 7/1/36                                    131,175
EURO   4,166,000                    CCC/Caa1   Peermont Global Pty, Ltd., 7.75%,
                                               4/30/14 (144A)                                5,563,055
       4,274,000                       B+/B2   Scientific Games International, Inc.,
                                               9.25%, 6/15/19                                4,605,235
       5,420,000                     BBB-/NR   Wynn Las Vegas LLC, 4.25%,
                                               5/30/23 (144A)                                4,972,850
      11,470,000                     BBB-/NR   Wynn Las Vegas LLC, 5.375%,
                                               3/15/22                                      11,527,350
                                                                                       ---------------
                                                                                       $    43,293,268
------------------------------------------------------------------------------------------------------
                                               Education Services -- 0.5%
       2,300,000                     AA+/Aaa   Amherst College, 3.794%, 11/1/42        $     1,974,389
       4,550,000                      NR/Aa2   Bowdoin College, 4.693%, 7/1/12               3,862,777
       4,025,000                     AAA/Aaa   Massachusetts Institute of Technology,
                                               5.6%, 7/1/11                                  4,724,513
       5,600,000                      AAA/NR   President and Fellows of Harvard
                                               College, 2.3%, 10/1/23                        5,160,865
      14,800,000                     AA-/Aa2   Tufts University, 5.017%, 4/15/12            13,956,518
       2,800,000                      AA/Aa1   University of Southern California,
                                               5.25%, 10/1/11                                3,128,247
       5,100,000                     AAA/Aaa   William Marsh Rice University,
                                               4.626%, 5/15/63                               4,878,710
                                                                                       ---------------
                                                                                       $    37,686,019
------------------------------------------------------------------------------------------------------
                                               Specialized Consumer
                                               Services -- 0.1%
       5,322,000                      BB-/B1   Service Corp., International United
                                               States, 8.0%, 11/15/21                  $     6,040,470
                                                                                       ---------------
                                               Total Consumer Services                 $    87,019,757
------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

56 Pioneer Strategic Income Fund | Annual Report | 9/30/13

------------------------------------------------------------------------------------------------------
                   Floating      S&P/Moody's
 Principal         Rate (b)      Ratings
 Amount ($)        (unaudited)   (unaudited)                                           Value
------------------------------------------------------------------------------------------------------
                                               MEDIA -- 0.4%
                                               Broadcasting -- 0.4%
       5,950,000                      BB-/B1   CCO Holdings LLC, 6.625%,
                                               1/31/22                                 $     6,039,250
       3,775,000                      BB-/B1   CCO Holdings LLC, 7.375%, 6/1/20              4,077,000
       6,600,000                     NR/Baa3   Myriad International Holdings BV,
                                               6.375%, 7/28/17 (144A)                        7,161,000
EURO   1,600,000                       B+/B1   Nara Cable Funding II, Ltd., 8.5%,
                                               3/1/20 (144A)                                 2,455,686
       3,000,000                       B+/B1   Nara Cable Funding, Ltd., 8.875%,
                                               12/1/18 (144A)                                3,165,000
EURO   2,160,000                       B+/B1   Nara Cable Funding, Ltd., 8.875%,
                                               12/1/18 (144A)                                3,110,716
                                                                                       ---------------
                                                                                       $    26,008,652
------------------------------------------------------------------------------------------------------
                                               Cable & Satellite -- 0.0%+
       1,100,000                    BBB/Baa2   Time Warner Cable, Inc., 8.25%,
                                               4/1/19                                  $     1,273,362
         640,000                    BBB/Baa2   Time Warner Cable, Inc., 8.75%,
                                               2/14/19                                         752,964
                                                                                       ---------------
                                                                                       $     2,026,326
                                                                                       ---------------
                                               Total Media                             $    28,034,978
------------------------------------------------------------------------------------------------------
                                               RETAILING -- 0.1%
                                               Internet Retail -- 0.1%
       9,760,000                    BBB-/Ba1   Expedia, Inc., 5.95%, 8/15/20           $    10,201,962
                                                                                       ---------------
                                               Total Retailing                         $    10,201,962
------------------------------------------------------------------------------------------------------
                                               FOOD & STAPLES RETAILING -- 0.1%
                                               Drug Retail -- 0.1%
       5,693,595                   BBB+/Baa1   CVS Pass-Through Trust, 5.773%,
                                               1/10/33 (144A)                          $     6,150,739
       1,062,053                   BBB+/Baa1   CVS Pass-Through Trust, 6.036%,
                                               12/10/28                                      1,170,435
                                                                                       ---------------
                                                                                       $     7,321,174
                                                                                       ---------------
                                               Total Food & Staples Retailing          $     7,321,174
------------------------------------------------------------------------------------------------------
                                               FOOD, BEVERAGE & TOBACCO -- 1.6%
                                               Soft Drinks -- 0.2%
      10,260,000                       BB/NR   Ajecorp BV, 6.5%, 5/14/22 (144A)        $     9,977,850
       2,795,000                      BB/Ba2   Central American Bottling Corp.,
                                               6.75%, 2/9/22 (144A)                          2,822,950
       3,800,000                     NR/Baa3   Coca-Cola Icecek AS, 4.75%,
                                               10/1/18 (144A)                                3,781,413
                                                                                       ---------------
                                                                                       $    16,582,213
------------------------------------------------------------------------------------------------------
                                               Agricultural Products -- 0.2%
      12,880,000                    BBB/Baa2   Viterra, Inc., 5.95%, 8/1/20 (144A)     $    13,452,799
------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

                      Pioneer Strategic Income Fund | Annual Report | 9/30/13 57

------------------------------------------------------------------------------------------------------
                   Floating      S&P/Moody's
 Principal         Rate (b)      Ratings
 Amount ($)        (unaudited)   (unaudited)                                           Value
------------------------------------------------------------------------------------------------------
                                               Packaged Foods & Meats -- 1.0%
          50,000                        B/B2   Agrokor dd, 8.875%, 2/1/20 (144A)       $        53,125
         750,000                      BB/Ba3   Bertin SA, 10.25%, 10/5/16 (144A)               812,812
       3,500,000                   BBB-/Baa3   BRF SA, 3.95%, 5/22/23 (144A)                 3,010,000
       7,810,000                   BBB-/Baa3   BRF SA, 5.875%, 6/6/22 (144A)                 7,770,950
       8,000,000                       B+/B1   CFG Investment SAC, 9.75%,
                                               7/30/19 (144A)                                7,320,000
       1,038,898                       NR/NR   Independencia International, Ltd.,
                                               12.0%, 12/30/16 (144A) (f)                          519
       3,713,000                      BB/Ba3   JBS Finance II, Ltd., 8.25%, 1/29/18
                                               (144A)                                        3,768,695
       4,650,000                      BB/Ba3   JBS USA LLC, 8.25%, 2/1/20 (144A)             4,894,125
       4,400,000                        B/B2   Marfrig Holding Europe BV, 11.25%,
                                               9/20/21 (144A)                                4,334,000
       4,150,000                        B/B2   Marfrig Holding Europe BV, 8.375%,
                                               5/9/18 (144A)                                 3,776,500
       9,500,000                        B/B2   Marfrig Holding Europe BV, 9.875%,
                                               7/24/17 (144A)                                9,310,000
       6,750,000                        B/B2   Marfrig Overseas, Ltd., 9.5%, 5/4/20
                                               (144A)                                        6,277,500
      10,800,000                        B/NR   MHP SA, 8.25%, 4/2/20 (144A)                  8,588,160
       5,000,000                      BB-/B1   Minerva Luxembourg SA, 12.25%,
                                               2/10/22 (144A)                                5,625,000
       6,600,000                      BB-/B1   Minerva Luxembourg SA, 7.75%,
                                               1/31/23 (144A)                                6,220,500
       3,305,000                   BBB-/Baa1   Mondelez International, Inc., 6.5%,
                                               2/9/40                                        3,879,191
                                                                                       ---------------
                                                                                       $    75,641,077
------------------------------------------------------------------------------------------------------
                                               Tobacco -- 0.2%
      10,630,000                     B-/Caa1   Alliance One International, Inc.,
                                               9.875%, 7/15/21 (144A)                  $     9,992,200
       4,700,000                   BBB-/Baa2   Lorillard Tobacco Co., 3.75%,
                                               5/20/23                                       4,316,903
                                                                                       ---------------
                                                                                       $    14,309,103
                                                                                       ---------------
                                               Total Food, Beverage & Tobacco          $   119,985,192
------------------------------------------------------------------------------------------------------
                                               HOUSEHOLD & PERSONAL
                                               PRODUCTS -- 0.2%
                                               Personal Products -- 0.2%
      16,255,000                   BBB-/Baa2   Avon Products, Inc., 5.0%, 3/15/23      $    16,355,277
                                                                                       ---------------
                                               Total Household &
                                               Personal Products                       $    16,355,277
------------------------------------------------------------------------------------------------------
                                               HEALTH CARE EQUIPMENT &
                                               SERVICES -- 0.5%
                                               Health Care Services -- 0.2%
      11,400,000                     AA-/Aa3   Catholic Health Initiatives, Inc.,
                                               4.35%, 11/1/42                          $    10,317,673

The accompanying notes are an integral part of these financial statements.

58 Pioneer Strategic Income Fund | Annual Report | 9/30/13

------------------------------------------------------------------------------------------------------
                   Floating      S&P/Moody's
 Principal         Rate (b)      Ratings
 Amount ($)        (unaudited)   (unaudited)                                           Value
------------------------------------------------------------------------------------------------------
                                               Health Care Services -- (continued)
       5,413,000                   CCC+/Caa2   Gentiva Health Services, Inc., 11.5%,
                                               9/1/18                                  $     5,615,988
                                                                                       ---------------
                                                                                       $    15,933,661
------------------------------------------------------------------------------------------------------
                                               Health Care Facilities -- 0.3%
       3,800,000                      BB/Ba3   HCA, Inc., 6.5%, 2/15/20                $     4,118,250
      12,480,000                       B-/B3   Vanguard Health Holding Co., II LLC,
                                               7.75%, 2/1/19                                13,384,800
                                                                                       ---------------
                                                                                       $    17,503,050
                                                                                       ---------------
                                               Total Health Care Equipment &
                                               Services                                $    33,436,711
------------------------------------------------------------------------------------------------------
                                               PHARMACEUTICALS,
                                               BIOTECHNOLOGY & LIFE
                                               SCIENCES -- 0.2%
                                               Biotechnology -- 0.1%
       5,540,000                       BB/B3   Warner Chilcott Co., LLC, 7.75%,
                                               9/15/18                                 $     6,010,900
------------------------------------------------------------------------------------------------------
                                               Pharmaceuticals -- 0.1%
       8,085,000                        B/B1   Valeant Pharmaceuticals International,
                                               Inc., 7.5%, 7/15/21 (144A)              $     8,711,588
                                                                                       ---------------
                                               Total Pharmaceuticals, Biotechnology
                                               & Life Sciences                         $    14,722,488
------------------------------------------------------------------------------------------------------
                                               BANKS -- 5.2%
                                               Diversified Banks -- 3.5%
TRY   11,000,000                     NR/Baa2   Akbank TAS, 7.5%, 2/5/18 (144A)         $     4,949,986
NOK   70,000,000                     AAA/Aaa   Asian Development Bank, 3.375%,
                                               5/20/14                                      11,727,984
       6,400,000          7.38       BBB-/NR   Banco Continental SA via Continental
                                               Trustees Cayman, Ltd., Floating Rate
                                               Note, 10/7/40 (144A)                          6,797,782
       1,753,000          9.75       BBB-/NR   Banco de Credito del Peru Panama
                                               SA, Floating Rate Note, 11/6/69
                                               (144A)                                        1,985,272
      10,210,000          6.88       BBB/Ba1   Banco de Credito del Peru Panama
                                               SA, Floating Rate Note, 9/16/26
                                               (144A)                                       10,414,200
       9,400,000          6.25         BB/NR   Banco do Brasil SA, Floating Rate
                                               Note, 12/29/49 (Perpetual) (144A)             7,755,000
       2,400,000                      NR/Ba1   Banco do Estado do Rio Grande do
                                               Sul SA, 7.375%, 2/2/22 (144A)                 2,373,000
       8,060,000                       NR/B1   Banco GNB Sudameris SA, 7.5%,
                                               7/30/22 (144A)                                8,225,730
          50,000                     BBB+/NR   BBVA Banco Continental SA, 5.0%,
                                               8/26/22 (144A)                                   48,000
      23,300,000                     NR/Baa2   BBVA Bancomer SA Texas, 6.5%,
                                               3/10/21 (144A)                               24,232,000

The accompanying notes are an integral part of these financial statements.

                      Pioneer Strategic Income Fund | Annual Report | 9/30/13 59

------------------------------------------------------------------------------------------------------
                   Floating      S&P/Moody's
 Principal         Rate (b)      Ratings
 Amount ($)        (unaudited)   (unaudited)                                           Value
------------------------------------------------------------------------------------------------------
                                               Diversified Banks -- (continued)
TRY   29,885,000                     AA-/Aa2   Cooperatieve Centrale Raiffeisen-
                                               Boerenleenbank BA Netherlands,
                                               3/3/15 (d)                              $    13,183,449
EURO   5,150,000                       NR/NR   Cooperatieve Centrale
                                               Raiffeisen-Boerenleenbank BA
                                               Netherlands, 6.875%, 3/19/20                  7,686,611
       8,500,000                     BB-/Ba3   CorpGroup Banking SA, 6.75%,
                                               3/15/23 (144A)                                7,203,750
       1,900,000                      A+/Aa3   Export-Import Bank of Korea, Ltd.,
                                               5.875%, 1/14/15                               2,012,636
     11,000,000                         A/A2   HSBC Bank Plc, 7.65%, 5/1/25                 13,410,639
NOK  167,500,000                     AAA/Aaa   International Bank for Reconstruction
                                               & Development, Ltd., 3.25%,
                                               4/14/14                                      28,002,605
AUD       50,000                     AAA/Aaa   International Bank for Reconstruction
                                               & Development, Ltd., 5.75%,
                                               10/21/19                                         50,702
      11,625,000                    BBB/Baa2   Intesa Sanpaolo S.p.A., 3.625%,
                                               8/12/15 (144A)                               11,798,678
       3,925,000                    BBB/Baa2   Intesa Sanpaolo S.p.A., 6.5%,
                                               2/24/21 (144A)                                4,082,746
       7,915,000          2.66      BBB/Baa2   Intesa Sanpaolo S.p.A., Floating Rate
                                               Note, 2/24/14 (144A)                          7,958,627
       3,275,000                    BBB/Baa2   Macquarie Bank, Ltd., 6.625%,
                                               4/7/21 (144A)                                 3,570,732
      17,800,000                      A/Baa1   Nordea Bank AB, 4.25%, 9/21/22
                                               (144A)                                       17,594,285
       2,873,684          3.00          A/NR   SBP DPR Finance Co., Floating Rate
                                               Note, 3/15/17 (144A)                          2,865,022
      11,145,000          4.50       NR/Baa3   Scotiabank Peru SA, Floating Rate
                                               Note, 12/13/27 (144A)                         9,696,150
       6,900,000                       A+/A2   Standard Chartered Plc, 3.85%,
                                               4/27/15 (144A)                                7,158,598
       5,400,000                       A-/A3   Standard Chartered Plc, 3.95%,
                                               1/11/23 (144A)                                5,079,505
TRY   14,400,000                     NR/Baa2   Turkiye Garanti Bankasi AS, 7.375%,
                                               3/7/18 (144A)                                 6,427,241
       5,100,000                      NR/Ba1   Turkiye Is Bankasi AS, 6.0%,
                                               10/24/22 (144A)                               4,653,750
       7,800,000                     NR/Baa2   VTB Bank OJSC Via VTB Capital SA,
                                               6.0%, 4/12/17 (144A)                          8,209,500
      15,600,000                    BBB-/Ba1   VTB Bank OJSC Via VTB Capital SA,
                                               6.95%, 10/17/22 (144A)                       15,483,000
       2,450,000          7.98      BBB+/Ba1   Wells Fargo & Co., Floating Rate Note,
                                               3/29/49 (Perpetual)                           2,695,000
                                                                                       ---------------
                                                                                       $   257,332,180
------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

60 Pioneer Strategic Income Fund | Annual Report | 9/30/13

------------------------------------------------------------------------------------------------------
                   Floating      S&P/Moody's
Principal          Rate (b)      Ratings
Amount ($)         (unaudited)   (unaudited)                                           Value
------------------------------------------------------------------------------------------------------

                                               Regional Banks -- 1.2%
       6,843,000                     NR/Baa3   Banco Internacional del Peru SAA,
                                               5.75%, 10/7/20 (144A)                   $     6,774,570
       1,500,000                       A-/NR   CoBank ACB, 7.875%, 4/16/18
                                               (144A)                                        1,830,044
       2,885,000                        A/A1   Mellon Funding Corp., 5.5%,
                                               11/15/18                                      3,289,318
       1,809,000                       A-/A3   PNC Bank NA, 6.0%, 12/7/17                    2,094,457
      16,036,000                   BBB-/Baa2   Sovereign Bank, 8.75%, 5/30/18               19,137,715
      24,810,000          6.75      BBB/Baa3   The PNC Financial Services Group,
                                               Inc., Floating Rate Note (Perpetual)         25,554,300
      15,605,000          4.48      BBB/Baa3   The PNC Financial Services Group,
                                               Inc., Floating Rate Note (Perpetual)         15,526,975
       8,085,000          4.85      BBB/Baa3   The PNC Financial Services Group,
                                               Inc., Floating Rate Note (Perpetual)          6,953,100
       2,195,000                       A+/A1   Wachovia Bank NA, 6.0%, 11/15/17              2,529,957
         660,000          5.57     BBB+/Baa3   Wachovia Capital Trust III, Floating
                                               Rate Note, 3/29/49 (Perpetual)                  597,300
                                                                                       ---------------
                                                                                       $    84,287,736
------------------------------------------------------------------------------------------------------
                                               Thrifts & Mortgage Finance -- 0.5%
      12,500,000                     BB-/Ba3   Alfa Bank OJSC Via Alfa Bond
                                               Issuance Plc, 7.5%, 9/26/19 (144A)      $    12,906,250
       1,650,000                     BB+/Ba1   Alfa Bank OJSC Via Alfa Bond
                                               Issuance Plc, 7.875%, 9/25/17
                                               (144A)                                        1,816,188
RUB  246,800,000                      BB+/Ba1  Alfa Bank OJSC Via Alfa Bond
                                               Issuance Plc, 8.625%, 4/26/16
                                               (144A)                                        7,556,469
      10,175,000                   BBB-/Baa2   Astoria Financial Corp., 5.0%,
                                               6/19/17                                      10,726,119
       1,970,000                    BBB/Baa2   Santander Holdings USA, Inc.,
                                               Pennsylvania, 3.0%, 9/24/15                   2,027,108
                                                                                       ---------------
                                                                                       $    35,032,134
                                                                                       ---------------
                                               Total Banks                             $   376,652,050
------------------------------------------------------------------------------------------------------
                                               DIVERSIFIED FINANCIALS -- 6.7%
                                               Other Diversified Financial
                                               Services -- 2.5%
       9,380,000                   BBB+/Baa2   Alterra Finance LLC, 6.25%, 9/30/20     $    10,584,683
         500,000          3.68         BB/NR   Atlas IX Capital, Ltd., Floating Rate
                                               Note, 1/17/19 (Cat Bond) (144A)                 500,100
      16,860,000                       A-/NR   Carlyle Holdings II Finance LLC,
                                               5.625%, 3/30/43 (144A)                       15,614,619
      12,945,000          5.95         BB/B1   Citigroup, Inc., Floating Rate Note
                                               (Perpetual)                                  12,071,212
       8,925,000          5.35         BB/B1   Citigroup, Inc., Floating Rate Note
                                               (Perpetual)                                   7,764,750

The accompanying notes are an integral part of these financial statements.

                      Pioneer Strategic Income Fund | Annual Report | 9/30/13 61

------------------------------------------------------------------------------------------------------
                   Floating      S&P/Moody's
Principal          Rate (b)      Ratings
Amount ($)         (unaudited)   (unaudited)                                           Value
------------------------------------------------------------------------------------------------------
                                               Other Diversified Financial
                                               Services -- (continued)
         900,000          9.00        BB-/NR   Compass Re, Ltd., Floating Rate Note,
                                               1/8/15 (Cat Bond) (144A)                $       935,100
       9,825,000          7.88         NR/NR   Credit Suisse Group Guernsey I, Ltd.,
                                               Floating Rate Note, 2/24/41                  10,439,062
       9,400,000                     NR/Caa1   DTEK Finance Plc, 7.875%, 4/4/18
                                               (144A)                                        7,990,000
       5,300,000          5.00        BB+/NR   Embarcadero Reinsurance, Ltd.,
                                               Floating Rate Note, 8/7/15 (Cat
                                               Bond) (144A)                                  5,486,030
       6,250,000                      BBB/NR   Fixed Income Trust Series 2013-A,
                                               10/15/97 (Step) (144A)(c)(d)                  3,472,900
      18,800,000          7.12      AA-/Baa1   General Electric Capital Corp.,
                                               Floating Rate Note (Perpetual)               20,445,000
       2,400,000          5.25      AA-/Baa1   General Electric Capital Corp.,
                                               Floating Rate Note, 6/29/49
                                               (Perpetual)                                   2,224,800
       2,550,000                   BBB+/Baa1   Hyundai Capital Services, Inc.,
                                               4.375%, 7/27/16 (144A)                        2,722,683
       3,850,000          4.00        BB+/NR   Ibis Re II, Ltd., Floating Rate Note,
                                               6/28/16 (Cat Bond) (144A)                     3,916,605
       2,700,000          5.65        BB/Ba1   ING US, Inc., Floating Rate Note,
                                               5/15/53                                       2,468,197
NZD   15,300,000                        A/A2   JPMorgan Chase & Co., 4.25%,
                                               11/2/18                                      12,007,701
      20,727,000          7.90       BBB/Ba1   JPMorgan Chase & Co., Floating Rate
                                               Note (Perpetual)                             22,488,795
      13,860,000          5.15       BBB/Ba1   JPMorgan Chase & Co., Floating Rate
                                               Note, 12/29/49 (Perpetual)                   12,127,500
      21,530,000                       A-/NR   KKR Group Finance Co., II LLC, 5.5%,
                                               2/1/43 (144A)                                19,311,269
       5,351,000          7.70        BBB/NR   Tiers Trust, Floating Rate Note,
                                               10/15/97 (144A)(c)                            3,448,388
       5,500,000          3.50        BB+/NR   Vita Capital V, Ltd., Floating Rate
                                               Note, 1/15/17 (Cat Bond) (144A)               5,605,050
                                                                                       ---------------
                                                                                       $   181,624,444
------------------------------------------------------------------------------------------------------
                                               Multi-Sector Holdings -- 0.2%
       4,710,000                      BBB/NR   Gruposura Finance SA, 5.7%,
                                               5/18/21 (144A)                          $     4,710,000
      11,820,000                      AA/Aa3   IPIC GMTN, Ltd., 5.5%, 3/1/22
                                               (144A)                                       12,913,350
                                                                                       ---------------
                                                                                       $    17,623,350
------------------------------------------------------------------------------------------------------
                                               Specialized Finance -- 0.6%
       7,180,000                   BBB+/Baa1   BM&FBovespa SA, 5.5%, 7/16/20
                                               (144A)                                  $     7,359,500

The accompanying notes are an integral part of these financial statements.

62 Pioneer Strategic Income Fund | Annual Report | 9/30/13

------------------------------------------------------------------------------------------------------
                   Floating      S&P/Moody's
Principal          Rate (b)      Ratings
Amount ($)         (unaudited)   (unaudited)                                           Value
------------------------------------------------------------------------------------------------------
                                               Specialized Finance -- (continued)
      18,870,000                     BBB-/WR   Cantor Fitzgerald LP, 7.875%,
                                               10/15/19 (144A)                         $    19,539,904
       3,705,000                     BBB+/NR   Corp Financiera de Desarrollo SA,
                                               4.75%, 2/8/22 (144A)                          3,584,588
       6,400,000                   BBB+/Baa2   LeasePlan Corp., NV, 2.5%, 5/16/18
                                               (144A)                                        6,217,069
       2,750,000          3.50        BB+/NR   Sanders Re, Ltd., Floating Rate Note,
                                               5/5/17 (Cat Bond) (144A)                      2,731,575
                                                                                       ---------------
                                                                                       $    39,432,636
------------------------------------------------------------------------------------------------------
                                               Consumer Finance -- 0.2%
       1,995,000                     BB+/Ba1   Banque PSA Finance SA, 5.75%,
                                               4/4/21 (144A)                           $     1,992,606
       2,030,000                    BBB/Baa1   Capital One Bank USA NA, 8.8%,
                                               7/15/19                                       2,599,784
         200,000                        A/A2   Caterpillar Financial Services Corp.,
                                               7.05%, 10/1/18                                  245,327
       1,240,000                   BBB+/Baa1   Hyundai Capital America, 3.75%,
                                               4/6/16 (144A)                                 1,301,571
       1,200,000                   BBB+/Baa1   Hyundai Capital America, 4.0%,
                                               6/8/17 (144A)                                 1,269,037
       1,825,000                       B+/B1   Jefferies Finance LLC, 7.375%,
                                               4/1/20 (144A)                                 1,806,750
       4,559,000          4.00      BBB-/Ba1   SLM Corp., Floating Rate Note,
                                               7/25/14                                       4,599,438
                                                                                       ---------------
                                                                                       $    13,814,513
------------------------------------------------------------------------------------------------------
                                               Asset Management &
                                               Custody Banks -- 0.6%
       8,324,000          7.52     BBB+/Baa2   Ameriprise Financial, Inc., Floating
                                               Rate Note, 6/1/66                       $     9,114,780
       5,375,000                        A/NR   Blackstone Holdings Finance Co.,
                                               LLC, 4.75%, 2/15/23 (144A)                    5,628,361
          19,000                       A-/A3   Eaton Vance Corp., 6.5%, 10/2/17                 21,906
       5,650,000                       NR/B1   Intercorp Retail Trust, 8.875%,
                                               11/14/18 (144A)                               6,094,938
       4,500,000                   BBB-/Baa3   Janus Capital Group, Inc., 6.7%,
                                               6/15/17                                       5,028,584
       4,350,000                     BB+/Ba1   Neuberger Berman Group LLC,
                                               5.625%, 3/15/20 (144A)                        4,447,875
      11,175,000                      BBB/NR   Prospect Capital Corp., 5.875%,
                                               3/15/23                                      10,784,713
       5,450,000          4.50      BBB/Baa1   The Bank of New York Mellon Corp.,
                                               Floating Rate Note (Perpetual)                4,714,250
                                                                                       ---------------
                                                                                       $    45,835,407
------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

                      Pioneer Strategic Income Fund | Annual Report | 9/30/13 63

------------------------------------------------------------------------------------------------------
                   Floating      S&P/Moody's
Principal          Rate (b)      Ratings
Amount ($)         (unaudited)   (unaudited)                                           Value
------------------------------------------------------------------------------------------------------
                                               Investment Banking &
                                               Brokerage -- 2.6%
      25,900,000          4.00       BB+/Ba2   Goldman Sachs Capital II, Floating
                                               Rate Note, 12/1/49 (Perpetual)          $    18,907,000
       4,660,000                    BBB/Baa3   Jefferies Group LLC, 5.125%,
                                               4/13/18                                       5,001,308
      11,890,000                    BBB/Baa3   Jefferies Group LLC, 6.875%,
                                               4/15/21                                      13,188,031
       5,945,000                      BBB/A3   Macquarie Group, Ltd., 6.0%,
                                               1/14/20 (144A)                                6,457,518
       7,750,000                      BBB/A3   Macquarie Group, Ltd., 6.25%,
                                               1/14/21 (144A)                                8,417,198
       5,460,000                      BBB/A3   Macquarie Group, Ltd., 7.625%,
                                               8/13/19 (144A)                                6,433,955
         932,000                     A-/Baa2   Merrill Lynch & Co., Inc., 5.0%,
                                               2/3/14                                          945,370
      17,800,000                   BBB+/Baa3   Merrill Lynch & Co., Inc., 7.75%,
                                               5/14/38                                      22,040,352
      13,200,000                   BBB+/Baa2   Morgan Stanley Co., 4.1%, 5/22/23            12,311,878
       4,400,000                   BBB+/Baa2   Morgan Stanley Co., 4.875%,
                                               11/1/22                                       4,402,314
      11,000,000                     A-/Baa1   Morgan Stanley Co., 5.5%, 7/28/21            12,030,513
       9,000,000                    BBB/Baa2   Raymond James Financial, Inc.,
                                               4.25%, 4/15/16                                9,519,759
      17,423,000                     NR/Baa3   Scottrade Financial Services, Inc.,
                                               6.125%, 7/11/21 (144A)                       16,947,352
          45,000                        A/A3   TD Ameritrade Holding Corp., 5.6%,
                                               12/1/19                                          52,389
       7,400,000                   BBB+/Baa1   The Goldman Sachs Group, Inc.,
                                               6.45%, 5/1/36                                 7,512,658
       5,400,000                   BBB+/Baa1   The Goldman Sachs Group, Inc.,
                                               6.75%, 10/1/37                                5,635,634
      32,775,000                     BBB-/NR   UBS AG, 7.625%, 8/17/22                      36,234,827
                                                                                       ---------------
                                                                                       $   186,038,056
                                                                                       ---------------
                                               Total Diversified Financials            $   484,368,406
------------------------------------------------------------------------------------------------------
                                               INSURANCE -- 6.9%
                                               Insurance Brokers -- 0.2%
         650,000                   CCC+/Caa2   HUB International, Ltd., 8.125%,
                                               10/15/18 (144A)                         $       725,562
       6,850,000                   BBB-/Baa3   Ironshore Holdings US, Inc., 8.5%,
                                               5/15/20 (144A)                                7,860,163
         100,000                    CCC/Caa2   Onex USI Acquisition Corp., 7.75%,
                                               1/15/21 (144A)                                  100,000
GBP    2,125,000                       NR/B1   Towergate Finance Plc, 8.5%,
                                               2/15/18 (144A)                                3,622,680
                                                                                       ---------------
                                                                                       $    12,308,405
------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

64 Pioneer Strategic Income Fund | Annual Report | 9/30/13

------------------------------------------------------------------------------------------------------
                   Floating      S&P/Moody's
Principal          Rate (b)      Ratings
Amount ($)         (unaudited)   (unaudited)                                           Value
------------------------------------------------------------------------------------------------------
                                               Life & Health Insurance -- 1.5%
         125,000                      BB/Ba3   CNO Financial Group, Inc., 6.375%,
                                               10/1/20 (144A)                          $       130,625
      10,110,000                     BBB+/WR   Delphi Financial Group, Inc., 7.875%,
                                               1/31/20                                      11,916,050
       3,200,000                   BBB-/Baa3   Forethought Financial Group, Inc.,
                                               8.625%, 4/15/21 (144A)                        3,546,237
       2,600,000                     A-/Baa1   Lincoln National Corp., 8.75%,
                                               7/1/19                                        3,369,002
      11,955,000          6.05      BBB/Baa3   Lincoln National Corp., Floating Rate
                                               Note, 4/20/67                                11,715,900
       3,200,000          7.00      BBB/Baa3   Lincoln National Corp., Floating Rate
                                               Note, 5/17/66                                 3,240,000
       7,387,000                    BBB/Baa2   MetLife, Inc., 10.75%, 8/1/39                10,858,890
       5,875,000                    BBB/Baa2   MetLife, Inc., 6.4%, 12/15/36                 5,933,750
       7,805,000                     A-/Baa2   Protective Life Corp., 7.375%,
                                               10/15/19                                      9,437,197
       5,969,000          8.88     BBB+/Baa2   Prudential Financial, Inc., Floating
                                               Rate Note, 6/15/38                            7,222,490
      11,240,000          5.62     BBB+/Baa2   Prudential Financial, Inc., Floating
                                               Rate Note, 6/15/43                           10,586,731
       7,575,000          5.88     BBB+/Baa2   Prudential Financial, Inc., Floating
                                               Rate Note, 9/15/42                            7,423,500
       2,600,000                      A/Baa1   Torchmark Corp., 3.8%, 9/15/22                2,567,469
       3,400,000                    BBB/Baa2   Unum Group, Inc., 5.625%, 9/15/20             3,750,220
       4,700,000                    BBB/Baa2   Unum Group, Inc., 5.75%, 8/15/42              4,853,478
       2,200,000          2.75       BBB+/NR   Vitality Re IV, Ltd., Floating Rate Note,
                                               1/9/17 (Cat Bond) (144A)                      2,238,500
       6,215,000          5.88         NR/NR   Wilton Re Finance LLC, Floating Rate
                                               Note, 3/30/33 (144A)                          6,230,538
                                                                                       ---------------
                                                                                       $   105,020,577
------------------------------------------------------------------------------------------------------
                                               Multi-line Insurance -- 1.0%
      10,060,000                      BBB/A3   AXA SA, 8.6%, 12/15/30                  $    12,162,470
      15,870,000          6.46     BBB-/Baa1   AXA SA, Floating Rate Note
                                               (Perpetual) (144A)                           15,830,325
      12,710,000                   BBB-/Baa3   Genworth Holdings, Inc., 7.2%,
                                               2/15/21                                      14,645,822
      10,430,000                   BBB-/Baa3   Genworth Holdings, Inc., 7.625%,
                                               9/24/21                                      12,327,342
       6,970,000                   BBB-/Baa2   Liberty Mutual Group, Inc., 5.0%,
                                               6/1/21 (144A)                                 7,393,901
       1,560,000                   BBB-/Baa2   Liberty Mutual Group, Inc., 7.3%,
                                               6/15/14 (144A)                                1,615,527
       9,885,000                    BBB/Baa2   Liberty Mutual Insurance Co., 7.697%,
                                               10/15/97 (144A)                              10,319,475
       1,000,000                        A/A2   Metropolitan Life Insurance Co., 7.7%,
                                               11/1/15 (144A)                                1,114,899
                                                                                       ---------------
                                                                                       $    75,409,761
------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

                      Pioneer Strategic Income Fund | Annual Report | 9/30/13 65

------------------------------------------------------------------------------------------------------
                   Floating      S&P/Moody's
Principal          Rate (b)      Ratings
Amount ($)         (unaudited)   (unaudited)                                           Value
------------------------------------------------------------------------------------------------------
                                               Property & Casualty Insurance -- 1.2%
       5,750,000                     NR/Baa3   First American Financial Corp., 4.3%,
                                               2/1/23                                  $     5,565,419
      12,255,000                   BBB-/Baa2   OneBeacon US Holdings, Inc., 4.6%,
                                               11/9/22                                      12,128,675
      16,800,000          6.80      BBB/Baa3   QBE Capital Funding II LP, Floating
                                               Rate Note (Perpetual) (144A)                 16,931,342
       5,100,000                     A-/Baa1   QBE Insurance Group, Ltd., 2.4%,
                                               5/1/18 (144A)                                 4,968,573
       6,200,000                    BBB/Baa3   Sirius International Group, Ltd.,
                                               6.375%, 3/20/17 (144A)                        6,778,832
      12,600,000                   BBB-/Baa3   The Hanover Insurance Group, Inc.,
                                               6.375%, 6/15/21                              13,806,752
       6,267,000                   BBB-/Baa3   The Hanover Insurance Group, Inc.,
                                               7.5%, 3/1/20                                  7,092,314
      23,335,000          6.50      BBB-/Ba1   XL Group Plc, Floating Rate Note
                                               (Perpetual)                                  22,343,262
                                                                                       ---------------
                                                                                       $    89,615,169
------------------------------------------------------------------------------------------------------
                                               Reinsurance -- 3.0%
       7,500,000          6.38         NR/NR   Aquarius + Investments Plc for Swiss
                                               Reinsurance Co., Ltd., Floating Rate
                                               Note, 9/1/24                            $     7,631,250
       1,400,000          8.14        BB-/NR   Atlas Reinsurance VII, Ltd., Floating
                                               Rate Note, 1/7/16 (Cat Bond) (144A)           1,433,880
       5,200,000          4.37        BB+/NR   Blue Danube II, Ltd., Floating Rate
                                               Note, 5/23/16 (Cat Bond) (144A)               5,227,560
         400,000          6.12        BB+/NR   Blue Danube, Ltd., Floating Rate
                                               Note, 4/10/15 (Cat Bond) (144A)                 415,240
       1,400,000          2.50        BB+/NR   Bosphorus 1 Re, Ltd., Floating Rate
                                               Note, 5/3/16 (Cat Bond) (144A)                1,395,100
       4,433,000          5.25        BB-/NR   Caelus Re, Ltd., Floating Rate Note,
                                               3/7/16 (Cat Bond) (144A)                      4,477,773
       5,050,000          6.85         NR/NR   Caelus Re, Ltd., Floating Rate Note,
                                               4/7/17 (Cat Bond) (144A)                      5,157,060
       3,900,000          4.50       NR/Baa1   Combine Re, Ltd., Floating Rate Note,
                                               1/7/15 (Cat Bond) (144A)                      4,016,610
       3,150,000         10.25        BB-/NR   Compass Re, Ltd., Floating Rate Note,
                                               1/8/15 (Cat Bond) (144A)                      3,309,075
         850,000          9.00         BB/NR   East Lane Re V, Ltd., Floating Rate
                                               Note, 3/16/16 (Cat Bond) (144A)                 929,305
       2,650,000          6.65         BB/NR   East Lane Re, Ltd., Floating Rate
                                               Note, 3/13/15 (Cat Bond) (144A)               2,773,755
         750,000          6.63        BB-/NR   Embarcadero Reinsurance, Ltd.,
                                               Floating Rate Note, 8/4/14 (Cat
                                               Bond) (144A)                                    766,875
       4,500,000          5.00        BB+/NR   Foundation Re III, Ltd., Floating Rate
                                               Note, 2/25/15 (Cat Bond)                      4,631,400

The accompanying notes are an integral part of these financial statements.

66 Pioneer Strategic Income Fund | Annual Report | 9/30/13

------------------------------------------------------------------------------------------------------
                   Floating      S&P/Moody's
Principal          Rate (b)      Ratings
Amount ($)         (unaudited)   (unaudited)                                           Value
------------------------------------------------------------------------------------------------------
                                               Reinsurance -- (continued)
       4,675,000          5.75         BB/NR   Foundation Re III, Ltd., Floating Rate
                                               Note, 2/3/14 (Cat Bond) (144A)          $     4,737,645
       3,200,000          8.35        BB-/NR   Ibis Re II, Ltd., Floating Rate Note,
                                               2/5/15 (Cat Bond) (144A)                      3,361,280
         400,000         13.50         B-/NR   Ibis Re II, Ltd., Floating Rate Note,
                                               2/5/15 (Cat Bond) (144A)                        428,440
       7,250,000          6.00         BB/NR   Lodestone Re, Ltd., Floating Rate
                                               Note, 1/8/14 (Cat Bond) (144A)                7,300,025
       5,200,000          7.25         BB/NR   Lodestone Re, Ltd., Floating Rate
                                               Note, 1/8/14 (Cat Bond) (144A)                5,238,480
       5,000,000          4.00         BB/NR   Longpoint Re, Ltd. III, Floating Rate
                                               Note, 5/18/16 (Cat Bond) (144A)               5,087,500
      11,560,000                      BBB/NR   Montpelier Re Holdings, Ltd., 4.7%,
                                               10/15/22                                     11,337,123
       1,850,000          9.00         BB/NR   Mystic Re, Ltd., Floating Rate Note,
                                               3/12/15 (Cat Bond) (144A)                     1,953,415
       3,100,000         12.00          B/NR   Mystic Re, Ltd., Floating Rate Note,
                                               3/12/15 (Cat Bond) (144A)                     3,340,250
       3,100,000          8.61         B+/NR   Mythen Re, Ltd., Series 2012-2
                                               Class A, Floating Rate Note, 1/5/17
                                               (Cat Bond) (144A)                             3,216,560
         250,000         11.84         B-/NR   Mythen Re, Ltd., Series 2012-2
                                               Class A, Floating Rate Note,
                                               11/10/16 (Cat Bond) (144A)                      254,725
         250,000          8.61        NR/Ba3   Mythen, Ltd., Floating Rate Note,
                                               5/7/15 (Cat Bond) (144A)                        268,625
      12,025,000                      BBB/NR   Platinum Underwriters Finance, Inc.,
                                               7.5%, 6/1/17                                 13,536,001
       3,200,000          7.50        BB-/NR   Queen Street II Capital, Ltd., Floating
                                               Rate Note, 4/9/14 (Cat Bond) (144A)           3,249,280
       3,150,000          7.50        BB-/NR   Queen Street IV Capital, Ltd., Floating
                                               Rate Note, 4/9/15 (Cat Bond) (144A)           3,253,005
       3,400,000          8.50        BB-/NR   Queen Street V Re, Ltd., Floating Rate
                                               Note, 4/9/15 (Cat Bond) (144A)                3,549,600
         700,000         10.35          B/NR   Queen Street VI Re, Ltd., Floating Rate
                                               Note, 4/9/15 (Cat Bond) (144A)                  733,110
       4,800,000          8.60          B/NR   Queen Street VII Re, Ltd., Floating
                                               Rate Note, 4/8/16 (Cat Bond) (144A)           4,943,520
       8,470,000                     A-/Baa1   Reinsurance Group of America, Inc.,
                                               6.45%, 11/15/19                               9,885,650
      11,925,000          6.75     BBB-/Baa3   Reinsurance Group of America, Inc.,
                                               Floating Rate Note, 12/15/65                 11,805,750
       4,000,000          9.00        BB-/NR   Residential Reinsurance 2011, Ltd.,
                                               Floating Rate Note, 6/6/15 (Cat
                                               Bond) (144A)                                  4,253,200
       7,100,000          8.75         B+/NR   Residential Reinsurance 2011, Ltd.,
                                               Floating Rate Note, 6/6/15 (Cat
                                               Bond) (144A)                                  7,587,060

The accompanying notes are an integral part of these financial statements.

                      Pioneer Strategic Income Fund | Annual Report | 9/30/13 67

------------------------------------------------------------------------------------------------------
                   Floating      S&P/Moody's
Principal          Rate (b)      Ratings
Amount ($)         (unaudited)   (unaudited)                                           Value
------------------------------------------------------------------------------------------------------
                                               Reinsurance -- (continued)
       7,100,000          5.75         BB/NR   Residential Reinsurance 2012, Ltd.,
                                               Floating Rate Note, 12/6/16 (Cat
                                               Bond) (144A)                            $     7,433,700
       4,500,000          8.00         BB/NR   Residential Reinsurance 2012, Ltd.,
                                               Floating Rate Note, 6/6/16 (Cat
                                               Bond) (144A)                                  4,972,500
       2,000,000          9.25         B-/NR   Residential Reinsurance 2013, Ltd.,
                                               Floating Rate Note, 6/6/17 (Cat
                                               Bond) (144A)                                  2,063,000
       5,650,000          4.00         BB/NR   Sanders Re, Ltd., Floating Rate Note,
                                               5/5/17 (Cat Bond) (144A)                      5,635,875
       3,800,000                       NR/NR   Sector Re V, Ltd., 12/1/17
                                               (Cat Bond) (d)                                4,618,900
       5,600,000                       NR/NR   Sector Re V, Ltd., 3/1/18 (Cat Bond)
                                               (144A) (d)                                    6,188,560
      12,390,000          7.51       BB+/Ba2   Sirius International Group, Ltd.,
                                               Floating Rate Note (Perpetual) (144A)        12,735,508
         750,000         13.00         NR/NR   Successor X, Ltd., Class IV-AL3,
                                               Floating Rate Note, 2/25/14 (Cat
                                               Bond) (144A)                                    773,175
       5,490,000          9.35          B/NR   Successor X, Ltd., Class IV-E3,
                                               Floating Rate Note, 2/25/14 (Cat
                                               Bond) (144A)                                  5,585,526
       3,150,000         11.00         NR/B2   Successor X, Ltd., Floating Rate Note,
                                               1/27/15 (Cat Bond) (144A)                     3,312,225
         725,000         11.25         B-/NR   Successor X, Ltd., Floating Rate Note,
                                               11/10/15 (Cat Bond) (144A)                      751,245
       2,000,000          8.50         B+/NR   Tar Heel Re, Ltd., Floating Rate Note,
                                               5/9/16 (Cat Bond) (144A)                      2,079,800
       7,880,000                   BBB+/Baa2   Validus Holdings, Ltd., 8.875%,
                                               1/26/40                                       9,844,248
                                                                                       ---------------
                                                                                       $   217,479,389
                                                                                       ---------------
                                               Total Insurance                         $   499,833,301
------------------------------------------------------------------------------------------------------
                                               REAL ESTATE -- 2.6%
                                               Diversified REIT -- 0.8%
      13,725,000                   BBB+/Baa1   Dexus Diversified Trust, 5.6%,
                                               3/15/21 (144A)                          $    14,736,670
       6,300,000                    BBB/Baa2   Digital Realty Trust LP, 3.625%,
                                               10/1/22                                       5,835,318
       3,125,000                    BBB/Baa2   Digital Realty Trust LP, 5.25%,
                                               3/15/21                                       3,284,556
       1,445,000                    BBB/Baa2   Digital Realty Trust LP, 5.875%,
                                               2/1/20                                        1,589,358
       7,300,000                      BB/Ba1   DuPont Fabros Technology LP,
                                               5.875%, 9/15/21 (144A)                        7,300,000
       9,250,000                    BBB/Baa2   Goodman Funding Pty, Ltd., 6.0%,
                                               3/22/22 (144A)                                9,976,680

The accompanying notes are an integral part of these financial statements.

68 Pioneer Strategic Income Fund | Annual Report | 9/30/13

------------------------------------------------------------------------------------------------------
                   Floating      S&P/Moody's
Principal          Rate (b)      Ratings
Amount ($)         (unaudited)   (unaudited)                                           Value
------------------------------------------------------------------------------------------------------
                                               Diversified REIT -- (continued)
      12,525,000                    BBB/Baa2   Goodman Funding Pty, Ltd., 6.375%,
                                               4/15/21 (144A)                          $    13,861,843
                                                                                       ---------------
                                                                                       $    56,584,425
------------------------------------------------------------------------------------------------------
                                               Office REIT -- 0.7%
       4,802,000                   BBB-/Baa2   Alexandria Real Estate Equities, Inc.,
                                               3.9%, 6/15/23                           $     4,509,745
      11,010,000                   BBB-/Baa2   Alexandria Real Estate Equities, Inc.,
                                               4.6%, 4/1/22                                 11,065,083
       3,865,000                   BBB-/Baa3   BioMed Realty LP, 4.25%, 7/15/22              3,749,649
       6,450,000                   BBB-/Baa3   Corporate Office Properties LP, 3.6%,
                                               5/15/23                                       5,846,441
       9,060,000                    BBB/Baa2   Highwoods Realty LP, 3.625%,
                                               1/15/23                                       8,419,485
       5,975,000                    BBB/Baa2   Mack-Cali Realty LP, 3.15%, 5/15/23           5,261,746
       2,345,000                    BBB/Baa2   Mack-Cali Realty LP, 4.5%, 4/18/22            2,319,287
         980,000                    BBB/Baa2   Mack-Cali Realty LP, 7.75%, 8/15/19           1,185,250
      11,130,000                    BBB/Baa2   Piedmont Operating Partnership LP,
                                               3.4%, 6/1/23                                 10,123,670
                                                                                       ---------------
                                                                                       $    52,480,356
------------------------------------------------------------------------------------------------------
                                               Retail REIT -- 0.2%
       3,695,000                   BBB-/Baa3   DDR Corp., 4.625%, 7/15/22              $     3,762,179
       1,261,000                   BBB-/Baa3   DDR Corp., 4.75%, 4/15/18                     1,361,111
       6,440,000                   BBB-/Baa3   DDR Corp., 7.5%, 4/1/17                       7,522,912
                                                                                       ---------------
                                                                                       $    12,646,202
------------------------------------------------------------------------------------------------------
                                               Specialized REIT -- 0.9%
       3,205,000                   BBB-/Baa3   CubeSmart LP, 4.8%, 7/15/22             $     3,332,979
       6,300,000                    BBB/Baa2   Health Care Real Estate Investment
                                               Trust, Inc., 3.75%, 3/15/23                   5,959,309
       3,150,000                    BBB/Baa2   Health Care Real Estate Investment
                                               Trust, Inc., 5.25%, 1/15/22                   3,366,162
         600,000                    BBB/Baa2   Health Care Real Estate Investment
                                               Trust, Inc., 6.125%, 4/15/20                   681,245
       3,370,000                   BBB-/Baa3   Healthcare Realty Trust, Inc., 5.75%,
                                               1/15/21                                       3,657,798
       5,555,000                   BBB-/Baa3   Healthcare Realty Trust, Inc., 6.5%,
                                               1/17/17                                       6,233,477
      15,725,000                   BBB-/Baa2   Hospitality Properties Trust, 5.0%,
                                               8/15/22                                      15,704,856
       2,205,000                   BBB-/Baa2   Hospitality Properties Trust, 7.875%,
                                               8/15/14                                       2,261,677
       2,061,000                      BB-/B1   Sabra Health Care LP, 8.125%,
                                               11/1/18                                       2,215,575
      11,518,000                   BBB-/Baa3   Senior Housing Properties Trust,
                                               6.75%, 4/15/20                               12,608,317
       8,130,000                    BBB/Baa1   Ventas Realty LP, 4.75%, 6/1/21               8,561,801
                                                                                       ---------------
                                                                                       $    64,583,196
------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

                      Pioneer Strategic Income Fund | Annual Report | 9/30/13 69

------------------------------------------------------------------------------------------------------
                   Floating      S&P/Moody's
Principal          Rate (b)      Ratings
Amount ($)         (unaudited)   (unaudited)                                           Value
------------------------------------------------------------------------------------------------------
                                               Real Estate Operating
                                               Companies -- 0.0%+
          50,000                     CCC+/NR   IRSA Inversiones y Representaciones
                                               SA, 8.5%, 2/2/17 (144A)                 $        45,625
                                                                                       ---------------
                                               Total Real Estate                       $   186,339,804
------------------------------------------------------------------------------------------------------
                                               SOFTWARE & SERVICES -- 0.3%
                                               Data Processing & Outsourced
                                               Services -- 0.2%
      11,000,000                     BB-/Ba2   Audatex North America, Inc., 6.0%,
                                               6/15/21 (144A)                          $    11,220,000
       1,640,000                     B-/Caa1   First Data Corp., 8.25%, 1/15/21
                                               (144A)                                        1,693,300
                                                                                       ---------------
                                                                                       $    12,913,300
------------------------------------------------------------------------------------------------------
                                               Home Entertainment Software -- 0.1%
       6,015,000                     BB+/Ba2   Activision Blizzard, Inc., 5.625%,
                                               9/15/21 (144A)                          $     6,022,519
                                                                                       ---------------
                                               Total Software & Services               $    18,935,819
------------------------------------------------------------------------------------------------------
                                               TECHNOLOGY HARDWARE &
                                               EQUIPMENT -- 0.5%
                                               Communications Equipment -- 0.0%+
       2,400,000                     BB+/Ba3   Brocade Communications Systems,
                                               Inc., 4.625%, 1/15/23 (144A)            $     2,214,000
------------------------------------------------------------------------------------------------------
                                               Computer Storage & Peripherals -- 0.2%
      13,870,000                    BBB-/Ba1   Seagate HDD Cayman, 4.75%,
                                               6/1/23 (144A)                           $    13,349,875
------------------------------------------------------------------------------------------------------
                                               Electronic Equipment
                                               Manufacturers -- 0.1%
       6,375,000                      BB-/B1   Viasystems, Inc., 7.875%, 5/1/19
                                               (144A)                                  $     6,773,438
------------------------------------------------------------------------------------------------------
                                               Electronic Manufacturing
                                               Services -- 0.2%
       4,615,000                     BB+/Ba1   Flextronics International, Ltd., 4.625%,
                                               2/15/20                                 $     4,476,550
       7,680,000                     BB+/Ba1   Flextronics International, Ltd., 5.0%,
                                               2/15/23                                       7,296,000
                                                                                       ---------------
                                                                                       $    11,772,550
                                                                                       ---------------
                                               Total Technology Hardware &
                                               Equipment                               $    34,109,863
------------------------------------------------------------------------------------------------------
                                               SEMICONDUCTORS &
                                               SEMICONDUCTOR EQUIPMENT -- 0.1%
                                               Semiconductor Equipment -- 0.1%
       4,090,000                    BBB/Baa1   KLA-Tencor Corp., 6.9%, 5/1/18          $     4,817,296
------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

70 Pioneer Strategic Income Fund | Annual Report | 9/30/13

------------------------------------------------------------------------------------------------------
                   Floating      S&P/Moody's
Principal          Rate (b)      Ratings
Amount ($)         (unaudited)   (unaudited)                                           Value
------------------------------------------------------------------------------------------------------
                                               Semiconductors -- 0.0%+
CNY   12,000,000                      BB-/NR   LDK Solar Co., Ltd., 10.0%,
                                               2/28/14 (f)                             $       578,802
                                                                                       ---------------
                                               Total Semiconductors &
                                               Semiconductor Equipment                 $     5,396,098
------------------------------------------------------------------------------------------------------
                                               TELECOMMUNICATION SERVICES -- 2.9%
                                               Integrated Telecommunication
                                               Services -- 1.8%
       4,100,000                      BB/Ba2   CenturyLink, Inc., 6.45%, 6/15/21       $     4,079,500
       3,510,000                      BB/Ba2   CenturyLink, Inc., 7.6%, 9/15/39              3,132,675
       3,100,000                      BB/Ba2   CenturyLink, Inc., 7.65%, 3/15/42             2,759,000
       5,703,000                        B/B3   Cincinnati Bell, Inc., 8.25%,
                                               10/15/17                                      5,942,526
      10,771,000                        B/B3   Cincinnati Bell, Inc., 8.375%,
                                               10/15/20                                     11,390,332
      11,090,000                     BB-/Ba2   Frontier Communications Corp., 8.5%,
                                               4/15/20                                      12,254,450
      10,355,000                     BB-/Ba2   Frontier Communications Corp., 8.75%,
                                               4/15/22                                      11,312,838
       1,500,000                       B+/B3   GCI, Inc., 8.625%, 11/15/19                   1,571,250
       9,400,000                      NR/Ba3   GTP Acquisition Partners I LLC, 7.628%,
                                               6/15/16 (144A)                               10,157,790
       3,178,916                       NR/NR   GTP Cellular Sites LLC, 3.721%,
                                               3/15/17 (144A)                                3,255,576
       8,065,000                       NR/A2   GTP Towers Issuer LLC, 4.436%,
                                               2/15/15 (144A)                                8,338,033
       9,080,000                   BBB-/Baa3   Oi SA, 5.75%, 2/10/22 (144A)                  7,945,000
       1,235,000                        A/A2   Qtel International Finance, Ltd.,
                                               3.375%, 10/14/16 (144A)                       1,284,400
       3,200,000                        A/A2   Qtel International Finance, Ltd.,
                                               3.875%, 1/31/28 (144A)                        2,800,000
      11,154,000                    BBB/Baa2   Telefonica Emisiones SAU, 6.221%,
                                               7/3/17                                       12,318,723
EURO   2,625,000                       B+/B1   Telenet Finance III Luxembourg SCA,
                                               6.625%, 2/15/21 (144A)                        3,727,139
      16,440,000                   BBB+/Baa1   Verizon Communications, Inc., 6.55%,
                                               9/15/43                                      18,559,724
       1,615,000                        B/B1   Windstream Corp., 6.375%, 8/1/23              1,477,725
       8,680,000                        B/B1   Windstream Corp., 7.75%, 10/15/20             8,962,100
       1,740,000                        B/B1   Windstream Corp., 8.125%, 9/1/18              1,870,500
                                                                                       ---------------
                                                                                       $   133,139,281
------------------------------------------------------------------------------------------------------
                                               Wireless Telecommunication
                                               Services -- 1.1%
       6,850,000                       NR/A2   Crown Castle Towers LLC, 4.883%,
                                               8/15/20 (144A)                          $     7,269,008
       3,135,000                       NR/A2   Crown Castle Towers LLC, 6.113%,
                                               1/15/20 (144A)                                3,545,883

The accompanying notes are an integral part of these financial statements.

                      Pioneer Strategic Income Fund | Annual Report | 9/30/13 71

------------------------------------------------------------------------------------------------------
                   Floating      S&P/Moody's
Principal          Rate (b)      Ratings
Amount ($)         (unaudited)   (unaudited)                                           Value
------------------------------------------------------------------------------------------------------
                                               Wireless Telecommunication
                                               Services -- (continued)
       2,600,000                       NR/B1   Digicel, Ltd., 7.0%, 2/15/20 (144A)     $     2,587,000
       6,600,000                       NR/B1   Digicel, Ltd., 8.25%, 9/1/17 (144A)           6,839,250
       7,500,000                   CCC+/Caa1   Intelsat Jackson Holdings SA, 6.625%,
                                               12/15/22 (144A)                               7,443,750
       4,915,000                      BB/Ba3   MetroPCS Wireless, Inc., 6.625%,
                                               11/15/20                                      5,093,169
       6,500,000                      BB/Ba3   MetroPCS Wireless, Inc., 7.875%,
                                               9/1/18                                        7,028,125
       3,250,000                       NR/NR   Richland Towers Funding LLC, 7.87%,
                                               3/15/16 (144A)                                3,466,944
      11,600,000                      BB/Ba3   VimpelCom Holdings BV, 7.504%,
                                               3/1/22 (144A)                                12,223,500
RUB  430,000,000                      BB/Ba3   VimpelCom Holdings BV, 9.0%,
                                               2/13/18 (144A)                               13,286,722
       6,650,000                       NR/NR   WCP Wireless Site Funding, 6.829%,
                                               11/15/15 (144A)                               7,063,430
                                                                                       ---------------
                                                                                       $    75,846,781
                                                                                       ---------------
                                               Total Telecommunication Services        $   208,986,062
------------------------------------------------------------------------------------------------------
                                               UTILITIES -- 2.4%
                                               Electric Utilities -- 1.2%
       4,246,000                    BBB/Baa2   Commonwealth Edison Co., 6.95%,
                                               7/15/18                                 $     5,000,421
       5,720,000                     NR/Baa3   Dubai Electricity & Water Authority,
                                               7.375%, 10/21/20 (144A)                       6,692,400
       9,750,000                     NR/Baa3   Dubai Electricity & Water Authority,
                                               8.5%, 4/22/15 (144A)                         10,700,625
      23,700,000          5.25       BBB+/A3   Electricite de France SA, Floating Rate
                                               Note (Perpetual) (144A)                      22,417,830
         215,000                    BBB/Baa2   Enel Finance International NV, 5.125%,
                                               10/7/19 (144A)                                  224,311
      10,830,000          8.75        NR/Ba1   Enel S.p.A., Floating Rate Note,
                                               9/24/73 (144A)                               11,023,664
         589,395                      B-/Ba2   FPL Energy Wind Funding LLC, 6.876%,
                                               6/27/17 (144A)                                  512,773
       5,000,000                    BB+/Baa3   Israel Electric Corp., Ltd., 5.625%,
                                               6/21/18 (144A)                                5,162,500
       4,150,000                    BB+/Baa3   Israel Electric Corp., Ltd., 6.7%,
                                               2/10/17 (144A)                                4,456,062
       2,725,000                    BB+/Baa3   Israel Electric Corp., Ltd., 7.25%,
                                               1/15/19 (144A)                                2,980,469
       1,330,000                    BB+/Baa3   Israel Electric Corp., Ltd., 9.375%,
                                               1/28/20 (144A)                                1,592,675
          85,000                     BBB+/A3   Nevada Power Co., 6.5%, 8/1/18                  101,911
       2,125,000          6.70       BB+/Ba1   PPL Capital Funding, Inc., Floating
                                               Rate Note, 3/30/67                            2,167,500

The accompanying notes are an integral part of these financial statements.

72 Pioneer Strategic Income Fund | Annual Report | 9/30/13

------------------------------------------------------------------------------------------------------
                   Floating      S&P/Moody's
Principal          Rate (b)      Ratings
Amount ($)         (unaudited)   (unaudited)                                           Value
------------------------------------------------------------------------------------------------------
                                                Electric Utilities -- (continued)
       3,725,000                    BBB/Baa3   Public Service Co., of New Mexico,
                                               7.95%, 5/15/18                          $     4,483,987
       8,675,000          6.25     BBB-/Baa2   Southern California Edison Co.,
                                               Floating Rate Note (Perpetual)                8,935,250
                                                                                       ---------------
                                                                                       $    86,452,378
------------------------------------------------------------------------------------------------------
                                               Gas Utilities -- 0.4%
       5,350,000                      NR/Ba2   AmeriGas Finance LLC, 7.0%,
                                               5/20/22                                 $     5,564,000
       1,965,000                     AA-/Aa3   Nakilat, Inc., 6.067%, 12/31/33
                                               (144A)                                        2,073,075
       3,975,339                       A+/A1   Nakilat, Inc., 6.267%, 12/31/33
                                               (144A)                                        4,213,860
       9,425,000                    BBB/Baa2   ONEOK, Inc., 6.875%, 9/30/28                 10,314,070
       6,200,000                    BBB/Baa2   Transportadora de Gas del Peru SA,
                                               4.25%, 4/30/28 (144A)                         5,363,000
       6,330,000                     CCC+/B3   Transportadora de Gas del Sur SA,
                                               7.875%, 5/14/17 (144A)                        5,728,650
                                                                                       ---------------
                                                                                       $    33,256,655
------------------------------------------------------------------------------------------------------
                                               Multi-Utilities -- 0.1%
       3,405,000                   BBB+/Baa1   New York State Electric & Gas Corp.,
                                               6.15%, 12/15/17 (144A)                  $     3,805,210
       3,691,333                       NR/NR   Ormat Funding Corp., 8.25%,
                                               12/30/20                                      3,469,853
          50,000                   BBB+/Baa1   Sempra Energy Co., 9.8%, 2/15/19                 66,912
                                                                                       ---------------
                                                                                       $     7,341,975
------------------------------------------------------------------------------------------------------
                                               Independent Power Producers &
                                               Energy Traders -- 0.7%
       1,391,862                     BBB-/NR   Alta Wind Holdings LLC, 7.0%,
                                               6/30/35 (144A)                          $     1,476,649
       1,000,000          5.75        BB+/NR   East Lane Re, Ltd., Floating Rate
                                               Note, 3/14/14 (Cat Bond) (144A)               1,019,100
       6,100,000                     NR/Baa3   Instituto Costarricense de Electricidad,
                                               SA, 6.375%, 5/15/43 (144A)                    5,246,000
       8,380,000                     NR/Baa3   Instituto Costarricense de Electricidad,
                                               SA, 6.95%, 11/10/21 (144A)                    8,610,450
       4,750,000                       B+/B1   InterGen NV, 7.0%, 6/30/23 (144A)             4,750,000
         328,350                       NR/NR   Juniper Generation LLC, 6.79%,
                                               12/31/14 (144A)                                 314,744
       3,775,000                   BBB-/Baa3   Kiowa Power Partners LLC, 5.737%,
                                               3/30/21 (144A)                                3,949,764
       8,955,000                      BB-/B1   NRG Energy, Inc., 7.625%, 5/15/19             9,447,525
       2,879,000                     BB+/Ba1   NSG Holdings LLC, 7.75%, 12/15/25
                                               (144A)                                        3,022,950
       2,699,381                   BBB-/Baa3   Panoche Energy Center LLC, 6.885%,
                                               7/31/29 (144A)                                2,788,652

The accompanying notes are an integral part of these financial statements.

                      Pioneer Strategic Income Fund | Annual Report | 9/30/13 73

------------------------------------------------------------------------------------------------------
                   Floating      S&P/Moody's
Principal          Rate (b)      Ratings
Amount ($)         (unaudited)   (unaudited)                                           Value
------------------------------------------------------------------------------------------------------
                                               Independent Power Producers &
                                               Energy Traders -- (continued)
        7,850,000                      NR/B2   Star Energy Geothermal Wayang
                                               Windu, Ltd., 6.125%, 3/27/20
                                               (144A)                                  $     7,398,625
                                                                                       ---------------
                                                                                       $    48,024,459
                                                                                       ---------------
                                               Total Utilities                         $   175,075,467
------------------------------------------------------------------------------------------------------
                                               GOVERNMENT -- 0.5%
       17,900,000                     BBB/NR   Brazil Minas SPE via State of Minas
                                               Gerais, 5.333%, 2/15/28 (144A)          $    17,228,750
IDR92,300,000,000                     NR/Aaa   Inter-American Development Bank,
                                               4.5%, 2/4/16                                  7,295,526
BRL    37,250,000                    AAA/Aaa   International Finance Corp., 5.0%,
                                               12/21/15                                     15,411,131
                                                                                       ---------------
                                                                                       $    39,935,407
                                                                                       ---------------
                                               Total Government                        $    39,935,407
------------------------------------------------------------------------------------------------------
                                               TOTAL CORPORATE BONDS
                                               (Cost $3,149,320,411)                   $ 3,179,363,004
------------------------------------------------------------------------------------------------------
                                               U.S. GOVERNMENT AND
                                               AGENCY OBLIGATIONS -- 4.3%
       28,613,059                    AAA/Aaa   Fannie Mae, 3.5%, 11/1/40-7/1/43        $    29,158,517
       97,442,560                      NR/NR   Fannie Mae, 4.0%, 7/1/18-12/25/43           102,275,777
       15,029,185                    AAA/Aaa   Fannie Mae, 4.5%, 11/1/40-9/1/41             16,078,021
        9,844,647                    AAA/Aaa   Fannie Mae, 5.0%, 2/1/22-7/1/40              10,689,623
        4,122,009                    AAA/Aaa   Fannie Mae, 5.5%, 3/1/21-4/1/36               4,495,269
        3,037,169                    AAA/Aaa   Fannie Mae, 6.0%, 7/1/17-7/1/38               3,319,017
          244,277                    AAA/Aaa   Fannie Mae, 6.5%, 4/1/29-11/1/32                270,654
            3,725                    AAA/Aaa   Fannie Mae, 7.0%, 4/1/28-7/1/31                   4,232
            1,357                    AAA/Aaa   Fannie Mae, 7.5%, 1/1/28                          1,546
        4,648,828                    AAA/Aaa   Federal Home Loan Mortgage Corp.,
                                               3.5%, 10/1/35-10/1/40                         4,760,421
       18,801,078                    AAA/Aaa   Federal Home Loan Mortgage Corp.,
                                               5.0%, 12/1/21-11/1/39                        20,399,628
           11,818                    AAA/Aaa   Federal Home Loan Mortgage Corp.,
                                               5.5%, 10/1/16                                    12,441
        1,785,829                    AAA/Aaa   Federal Home Loan Mortgage Corp.,
                                               6.0%, 6/1/17-12/1/37                          1,941,388
           97,614                    AAA/Aaa   Federal Home Loan Mortgage Corp.,
                                               6.5%, 9/1/32-10/1/33                            108,006
       12,111,814                    AAA/Aaa   Government National Mortgage
                                               Association I, 4.5%,
                                               9/15/33-8/15/41                              13,098,057
        1,429,523                    AAA/Aaa   Government National Mortgage
                                               Association I, 5.0%,
                                               11/15/16-9/15/33                              1,550,448

The accompanying notes are an integral part of these financial statements.

74 Pioneer Strategic Income Fund | Annual Report | 9/30/13

------------------------------------------------------------------------------------------------------
                   Floating      S&P/Moody's
Principal          Rate (b)      Ratings
Amount ($)         (unaudited)   (unaudited)                                           Value
------------------------------------------------------------------------------------------------------
                                               U.S. Government and
                                               Agency Obligations -- (continued)
       1,004,056                     AAA/Aaa   Government National Mortgage
                                               Association I, 5.125%, 10/15/38         $     1,093,042
       6,587,369                     AAA/Aaa   Government National Mortgage
                                               Association I, 5.5%,
                                               3/15/17-3/15/37                               7,226,156
         881,830                     AAA/Aaa   Government National Mortgage
                                               Association I, 5.75%, 10/15/38                  966,918
       6,909,618                     AAA/Aaa   Government National Mortgage
                                               Association I, 6.0%,
                                               1/15/14-7/15/38                               7,624,004
         534,882                     AAA/Aaa   Government National Mortgage
                                               Association I, 6.5%,
                                               1/15/29-11/15/32                                601,568
          19,794                     AAA/Aaa   Government National Mortgage
                                               Association I, 7.0%,
                                               5/15/29-6/15/31                                  21,253
             136                     AAA/Aaa   Government National Mortgage

                                               Association I, 7.5%, 8/15/29                        139
           1,757                     AAA/Aaa   Government National Mortgage
                                               Association I, 8.0%, 12/15/29                     1,821
      13,630,606                     AAA/Aaa   Government National Mortgage
                                               Association II, 4.5%,
                                               12/20/34-9/20/41                             14,741,322
         263,813                     AAA/Aaa   Government National Mortgage
                                               Association II, 5.5%,
                                               3/20/34-10/20/37                                292,391
         444,650                     AAA/Aaa   Government National Mortgage
                                               Association II, 6.0%,
                                               5/20/32-10/20/33                                506,830
             472                     AAA/Aaa   Government National Mortgage
                                               Association II, 6.5%, 1/20/28                       558
           7,263                     AAA/Aaa   Government National Mortgage
                                               Association II, 7.0%, 1/20/29                     8,209
       2,500,000                     AA+/Aaa   U.S. Treasury Bonds, 3.75%, 8/15/41           2,541,405
      12,355,000                     AA+/Aaa   U.S. Treasury Bonds, 4.25%, 5/15/39          13,721,772
      23,290,000                     AA+/Aaa   U.S. Treasury Bonds, 4.375%,
                                               11/15/39                                     26,368,666
       5,085,000                     AA+/Aaa   U.S. Treasury Bonds, 4.375%,
                                               2/15/38                                       5,757,969
      19,890,000                     AA+/Aaa   U.S. Treasury Bonds, 4.5%, 8/15/39           22,963,622
                                                                                       ---------------
                                                                                       $   312,600,690
------------------------------------------------------------------------------------------------------
                                               TOTAL U.S. GOVERNMENT AND
                                               AGENCY OBLIGATIONS
                                               (Cost $299,247,087)                     $   312,600,690
------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

                      Pioneer Strategic Income Fund | Annual Report | 9/30/13 75

------------------------------------------------------------------------------------------------------
                   Floating      S&P/Moody's
Principal          Rate (b)      Ratings
Amount ($)         (unaudited)   (unaudited)                                           Value
------------------------------------------------------------------------------------------------------
                                               FOREIGN GOVERNMENT
                                               BONDS -- 5.8%
BRL      14,150,000                 BBB/Baa2   Brazilian Government International
                                               Bond, 10.25%, 1/10/28                   $     6,358,369
          7,900,000                  BB+/Ba1   Croatia Government International
                                               Bond, 5.5%, 4/4/23 (144A)                     7,564,250
GHS      19,000,000                    NR/NR   Ghana Government Bond, 19.24%,
                                               5/30/16                                       8,552,615
GHS       3,770,000                    NR/NR   Ghana Government Bond, 21.0%,
                                               10/26/15                                      1,755,298
IDR  21,100,000,000                   BB+/NR   Indonesia Recapitalization Bond,
                                               14.275%, 12/15/13                             1,848,429
IDR  26,365,000,000                  NR/Baa3   Indonesia Treasury Bond, 6.125%,
                                               5/15/28                                       1,789,614
IDR  34,113,000,000                  NR/Baa3   Indonesia Treasury Bond, 7.0%,
                                               5/15/22                                       2,659,421
IDR  23,752,000,000                  NR/Baa3   Indonesia Treasury Bond, 7.0%,
                                               5/15/27                                       1,753,232
IDR 222,011,000,000                  NR/Baa3   Indonesia Treasury Bond, 8.25%,
                                               6/15/32                                      17,806,260
MYR      51,000,000                    NR/NR   Malaysia Government Bond, 3.418%,
                                               8/15/22                                      15,216,722
MXN     531,870,000                  A-/Baa1   Mexican Bonos, 6.5%, 6/9/22                  41,934,904
MXN      20,600,000                  A-/Baa1   Mexican Bonos, 7.5%, 6/3/27                   1,716,567
MXN     273,343,950                  A-/Baa1   Mexican Udibonos, 2.0%, 6/9/22               20,617,819
MXN     220,464,320                  A-/Baa1   Mexican Udibonos, 3.5%, 12/14/17             18,506,865
NGN   2,507,000,000                    NR/NR   Nigeria Government Bond, 16.0%,
                                               6/29/19                                      17,173,980
NGN   2,087,000,000                    NR/NR   Nigeria Treasury Bill, 2/6/14 (d)            12,401,264
NGN     500,000,000                    NR/NR   Nigeria Treasury Bill, 3/6/14 (d)             2,944,319
NGN   1,600,875,000                    NR/NR   Nigeria Treasury Bill, 4/10/14 (d)            9,313,415
NGN   1,711,000,000                    NR/NR   Nigeria Treasury Bill, 4/24/14 (d)            9,899,664
NOK      61,000,000                  AAA/Aaa   Norway Government Bond, 2.0%,
                                               5/24/23                                       9,428,687
NOK      74,080,000                  AAA/Aaa   Norway Government Bond, 4.25%,
                                               5/19/17                                      13,276,576
NOK      91,980,000                  AAA/Aaa   Norway Government Bond, 4.5%,
                                               5/22/19                                      16,967,232
NOK      24,360,000                  AAA/Aaa   Norway Government Bond, 5.0%,
                                               5/15/15                                       4,257,361
PHP     791,760,000                   NR/Ba1   Philippine Government Bond, 5.875%,
                                               3/1/32                                       19,630,184
PHP     523,120,000                   NR/Ba1   Philippine Government Bond, 7.625%,
                                               9/29/36                                      15,238,813
PHP       1,800,000                   NR/Ba1   Philippine Government Bond, 8.0%,
                                               7/19/31                                          55,914

The accompanying notes are an integral part of these financial statements.

76 Pioneer Strategic Income Fund | Annual Report | 9/30/13

------------------------------------------------------------------------------------------------------
                   Floating      S&P/Moody's
Principal          Rate (b)      Ratings
Amount ($)         (unaudited)   (unaudited)                                           Value
------------------------------------------------------------------------------------------------------
                                               Foreign Government
                                               Bonds -- (continued)
       4,900,000                     CCC+/NR   Province of Salta Argentina, 9.5%,
                                               3/16/22 (144A)                          $     4,508,000
       3,478,000                     CCC+/NR   Provincia de Neuquen Argentina,
                                               7.875%, 4/26/21 (144A)                        3,305,414
AUD   17,900,000                     AA+/Aa1   Queensland Treasury Corp., 5.75%,
                                               7/22/24                                      17,881,017
AUD   11,815,000                     AA+/Aa1   Queensland Treasury Corp., 6.0%,
                                               7/21/22                                      12,114,587
      14,900,000                        B/B1   Republic of Ghana, 7.875%, 8/7/23
                                               (144A)                                       14,567,730
RON   83,320,000                       NR/NR   Romania Government Bond, 5.85%,
                                               4/26/23                                      26,409,972
RON   29,000,000                       NR/NR   Romania Government Bond, 5.9%,
                                               7/26/17                                       9,229,599
RUB  489,300,000                   BBB+/Baa1   Russian Federal Bond -- OFZ, 7.5%,
                                               3/15/18                                      15,591,052
RUB       25,000                   BBB+/Baa1   Russian Federal Bond -- OFZ, 7.6%,
                                               7/20/22                                             793
SEK   12,600,000                     AAA/Aaa   Sweden Government Bond, 4.5%,
                                               8/12/15                                       2,078,655
TRY   21,830,000                       NR/NR   Turkey Government Bond, 10.5%,
                                               1/15/20                                      11,582,449
       1,825,000                      B/Caa1   Ukraine Government International
                                               Bond, 6.75%, 11/14/17 (144A)                  1,560,375
       2,000,000                      B/Caa1   Ukraine Government International
                                               Bond, 7.5%, 4/17/23 (144A)                    1,652,500
       9,300,000                      B/Caa1   Ukraine Government International
                                               Bond, 7.8%, 11/28/22 (144A)                   7,753,875
      16,400,000                      B/Caa1   Ukraine Government International
                                               Bond, 9.25%, 7/24/17 (144A)                  15,154,420
                                                                                       ---------------
                                                                                       $   422,058,212
------------------------------------------------------------------------------------------------------
                                               TOTAL FOREIGN
                                               GOVERNMENT BONDS
                                               (Cost $457,323,883)                     $   422,058,212
------------------------------------------------------------------------------------------------------
                                               MUNICIPAL BONDS -- 5.7%
                                               Municipal Airport -- 0.2%
         150,000                       NR/NR   City of Charlotte North Carolina, 5.6%,
                                               7/1/27                                  $       143,338
      10,250,000                        B/B2   City of Houston Texas Airport System
                                               Revenue, 6.75%, 7/1/29                       10,275,728
       3,450,000                    BBB/Baa1   Indianapolis Airport Authority, 5.1%,
                                               1/15/17                                       3,810,836
                                                                                       ---------------
                                                                                       $    14,229,902
------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

                      Pioneer Strategic Income Fund | Annual Report | 9/30/13 77

------------------------------------------------------------------------------------------------------
                   Floating      S&P/Moody's
Principal          Rate (b)      Ratings
Amount ($)         (unaudited)   (unaudited)                                           Value
------------------------------------------------------------------------------------------------------
                                               Municipal Development -- 0.4%
       7,050,000          5.90        BBB/NR   Brazos Harbor Industrial Development
                                               Corp., Floating Rate Note, 5/1/38       $     7,330,238
       7,370,000                    BBB/Baa3   Louisiana Local Government
                                               Environmental Facilities & Community
                                               Development Authority, 6.75%,
                                               11/1/32                                       7,719,043
       2,450,000          7.00          B/B2   New Jersey Economic Development
                                               Authority, Floating Rate Note,
                                               11/15/30                                      2,449,780
       8,470,000                    BBB/Baa1   Parish of St. John the Baptist
                                               Louisiana, 5.125%, 6/1/37                     8,349,387
       3,700,000                      BBB/NR   Selma Industrial Development Board,
                                               6.25%, 11/1/33                                3,931,953
                                                                                       ---------------
                                                                                       $    29,780,401
------------------------------------------------------------------------------------------------------
                                               Municipal General -- 0.9%
      17,600,000                       AA/A2   JobsOhio Beverage System, 3.985%,
                                               1/1/29                                  $    16,394,576
       4,480,000                       AA/A2   JobsOhio Beverage System, 4.532%,
                                               1/1/35                                        4,212,902
      19,893,000                      AA-/A1   New Jersey Economic Development
                                               Authority, 2/15/18 (d)                       17,324,615
      10,540,000                       A+/A1   New Jersey Transportation Trust Fund
                                               Authority, 5.5%, 6/15/41                     11,051,401
       1,400,000                     AAA/Aa1   New York City Transitional Finance
                                               Authority Future Tax Secured Revenue,
                                               5.0%, 11/1/33                                 1,481,172
       3,650,000                     AA-/Aa3   State of Wisconsin, 5.75%, 5/1/33             4,032,812
       4,585,000                      BBB/A3   Texas Municipal Gas Acquisition &
                                               Supply Corp., III, 5.0%, 12/15/30             4,430,531
       9,165,000                      BBB/A3   Texas Municipal Gas Acquisition &
                                               Supply Corp., III, 5.0%, 12/15/31             8,742,494
                                                                                       ---------------
                                                                                       $    67,670,503
------------------------------------------------------------------------------------------------------
                                               Municipal Higher Education -- 2.2%
       4,550,000                       A+/NR   Baylor University, 4.313%, 3/1/42       $     4,068,792
       8,675,000                     AAA/Aaa   California Educational Facilities
                                               Authority, 5.0%, 6/1/43                       9,974,862
       9,610,000                     AAA/Aaa   Connecticut State Health &
                                               Educational Facility Authority, 5.0%,
                                               7/1/40                                       10,212,835
       5,100,000                     AAA/Aaa   Connecticut State Health &
                                               Educational Facility Authority, 5.0%,
                                               7/1/42                                        5,323,074
       8,850,000                     AAA/Aaa   Houston Higher Education Finance
                                               Corp., 4.5%, 11/15/37                         8,849,558
       4,700,000                     AAA/Aaa   Houston Higher Education Finance
                                               Corp., 5.0%, 5/15/40                          5,069,937

The accompanying notes are an integral part of these financial statements.

78 Pioneer Strategic Income Fund | Annual Report | 9/30/13

------------------------------------------------------------------------------------------------------
                   Floating      S&P/Moody's
Principal          Rate (b)      Ratings
Amount ($)         (unaudited)   (unaudited)                                           Value
------------------------------------------------------------------------------------------------------
                                               Municipal Higher
                                               Education -- (continued)
       4,600,000                      AA/Aa1   Illinois Finance Authority, 5.0%,
                                               10/1/51                                 $     4,611,270
       3,700,000                     AAA/Aaa   Massachusetts Development Finance
                                               Agency, 5.0%, 10/15/40                        3,963,477
      20,250,000                     AAA/Aaa   Massachusetts Health & Educational
                                               Facilities Authority, 5.5%, 11/15/36         22,501,800
       4,550,000                     AAA/Aaa   Massachusetts Health & Educational
                                               Facilities Authority, 5.5%, 7/1/32            5,573,477
          40,000                     AAA/Aaa   Massachusetts Health & Educational
                                               Facilities Authority, 5.5%, 7/1/36               44,182
       3,150,000                     AAA/Aaa   Massachusetts Health & Educational
                                               Facilities Authority, 6.0%, 7/1/36            3,548,444
       8,880,000                     AAA/Aaa   Missouri State Health & Educational
                                               Facilities Authority, 5.0%, 11/15/39          9,305,352
       6,100,000                      AA/Aa1   New York State Dormitory Authority
                                               Series A, 5.0%, 7/1/40                        6,472,893
       8,050,000                     AA+/Aa1   New York State Dormitory Authority
                                               Series C, 5.0%, 7/1/40                        8,476,489
      15,040,000                     AAA/Aaa   New York State Dormitory Authority,
                                               5.0%, 10/1/41                                15,946,461
         675,000                      AA/Aa1   New York State Dormitory Authority,
                                               5.0%, 7/1/35                                    724,390
       3,730,000                     AA-/Aa3   New York State Dormitory Authority,
                                               5.0%, 7/1/37                                  3,825,413
      11,700,000                     AAA/Aaa   New York State Dormitory Authority,
                                               5.0%, 7/1/38                                 12,279,852
       5,000,000                      AA/Aa2   Pennsylvania State University, 5.0%,
                                               3/1/40                                        5,186,850
       2,550,000                     AAA/Aaa   Permanent University Fund, 5.0%,
                                               7/1/30                                        2,853,170
       2,210,000                     AAA/Aaa   University of Texas System, 5.0%,
                                               8/15/43                                       2,333,053
       5,100,000                     AAA/Aaa   University of Virginia, 5.0%, 6/1/43          5,463,120
                                                                                       ---------------
                                                                                       $   156,608,751
------------------------------------------------------------------------------------------------------
                                               Municipal Medical -- 0.3%
       3,700,000                      AA/Aa2   Maryland Health & Higher Educational
                                               Facilities Authority, 5.0%, 7/1/41      $     3,887,035
       6,550,000                      AA-/A1   Massachusetts Development Finance
                                               Agency, 5.25%, 4/1/37                         6,804,926
       2,075,000                      AA-/A1   Massachusetts Development Finance
                                               Agency, 5.375%, 4/1/41                        2,150,758
       4,250,000                        A/NR   New Hampshire Health & Education
                                               Facilities Authority, 6.5%, 1/1/41            4,563,948
                                                                                       ---------------
                                                                                       $    17,406,667
------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

                      Pioneer Strategic Income Fund | Annual Report | 9/30/13 79

------------------------------------------------------------------------------------------------------
                   Floating      S&P/Moody's
Principal          Rate (b)      Ratings
Amount ($)         (unaudited)   (unaudited)                                           Value
------------------------------------------------------------------------------------------------------
                                               Municipal Pollution -- 0.4%
         950,000                        A/NR   Butler Industrial Development Board,
                                               5.75%, 9/1/28                           $       976,467
       1,000,000                    BBB/Baa3   County of Richland South Carolina,
                                               5.95%, 9/1/31                                   980,420
       3,285,000                     A-/Baa1   County of Sweetwater Wyoming, 5.6%,
                                               12/1/35                                       3,336,936
       3,085,000                    BBB/Baa3   Courtland Industrial Development
                                               Board, 5.0%, 8/1/27                           3,063,498
       4,450,000          5.20        BBB/NR   Gulf Coast Waste Disposal Authority,
                                               Floating Rate Note, 5/1/28                    4,440,788
      15,970,000          5.95        BBB/NR   Port Freeport Texas, Floating Rate
                                               Note, 5/15/33                                16,705,738
       1,400,000          4.90        BBB/NR   Yavapai County Industrial Development
                                               Authority, Floating Rate Note, 3/1/28         1,354,934
                                                                                       ---------------
                                                                                       $    30,858,781
------------------------------------------------------------------------------------------------------
                                               Municipal Power -- 0.2%
      17,135,000                      AA-/A1   South Carolina State Public Service
                                               Authority, 5.0%, 12/1/43                $    17,205,596
------------------------------------------------------------------------------------------------------
                                               Municipal Transportation -- 0.1%
       6,500,000                     AA+/Aa2   Metropolitan Transit Authority of Harris
                                               County, 5.0%, 11/1/41                   $     6,700,200
       2,620,000                     AA-/Aa3   Port Authority of New York & New
                                               Jersey, 4.458%, 10/1/62                       2,207,953
                                                                                       ---------------
                                                                                       $     8,908,153
------------------------------------------------------------------------------------------------------
                                               Municipal Water -- 0.7%
       1,440,000                     AAA/Aa1   City of Charleston South Carolina
                                               Waterworks & Sewer System Revenue,
                                               5.0%, 1/1/35                            $     1,523,290
       9,570,000                     AAA/Aa1   City of Charleston South Carolina
                                               Waterworks & Sewer System Revenue,
                                               5.0%, 1/1/41                                 10,056,060
       4,175,000                     AAA/Aaa   City of Charlotte North Carolina Water
                                               & Sewer System Revenue, 5.0%,
                                               7/1/38                                        4,422,202
      13,855,000                     AA-/Aa3   City of San Francisco California Public
                                               Utilities Commission Water Revenue,
                                               5.0%, 11/1/37                                14,524,335
       3,000,000                     AA+/Aa2   County of King Washington Sewer
                                               Revenue, 5.125%, 1/1/41                       3,136,230
       2,540,000                     AAA/Aa2   Hampton Roads Sanitation District,
                                               5.0%, 4/1/38                                  2,612,720
       4,420,000                     AAA/Aa1   Metropolitan Water Reclamation
                                               District of Greater Chicago, 5.0%,
                                               12/1/32                                       4,671,542
       7,300,000                      AAA/NR   Tarrant Regional Water District, 5.0%,
                                               3/1/52                                        7,478,558
                                                                                       ---------------
                                                                                       $    48,424,937
------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

80 Pioneer Strategic Income Fund | Annual Report | 9/30/13

------------------------------------------------------------------------------------------------------
                   Floating      S&P/Moody's
Principal          Rate (b)      Ratings
Amount ($)         (unaudited)   (unaudited)                                           Value
------------------------------------------------------------------------------------------------------
                                               Municipal Obligation -- 0.3%
       7,850,000                     AAA/Aa1   State of Florida, 4.0%, 6/1/27          $     8,088,640
       2,950,000                     AAA/Aaa   State of Maryland, 4.0%, 3/15/25              3,111,158
       2,550,000                     AA+/Aa1   State of Washington, 3.0%, 7/1/28             2,269,296
       5,600,000                     AA+/Aa1   State of Washington, 5.0%, 8/1/39             5,850,544
                                                                                       ---------------
                                                                                       $    19,319,638
------------------------------------------------------------------------------------------------------
                                               TOTAL MUNICIPAL BONDS
                                               (Cost $407,230,139)                     $   410,413,329
------------------------------------------------------------------------------------------------------
                                               SENIOR FLOATING RATE
                                               LOAN INTERESTS -- 12.5%**
                                               ENERGY -- 0.5%
                                               Oil & Gas Drilling -- 0.1%
       5,725,000          6.00         B+/B2   Drillships Financing Holding, Inc.,
                                               Tranche B-1 Term Loan, 3/2/21           $     5,792,984
------------------------------------------------------------------------------------------------------
                                               Integrated Oil & Gas -- 0.1%
       6,808,703          4.50      BBB/Baa2   Glenn Pool Oil & Gas Trust, Term Loan,
                                               6/1/16                                  $     6,842,747
------------------------------------------------------------------------------------------------------
                                               Oil & Gas Exploration & Production -- 0.1%
       1,300,000          5.75       BB-/Ba3   Chesapeake Energy Corp., Term Loan,
                                               12/2/17                                 $     1,325,289
       3,656,667          3.50        B+/Ba3   EP Energy LLC, Tranche B-3 Loan,
                                               5/24/18                                       3,640,669
       5,710,000          0.00         B-/B2   Fieldwood Energy LLC, Closing Date
                                               Loan, 9/30/20                                 5,713,569
         700,000          6.00         B-/B1   Samson Investment Co., Initial Term
                                               Loan (Second Lien), 9/10/16                     702,538
                                                                                       ---------------
                                                                                       $    11,382,065
------------------------------------------------------------------------------------------------------
                                               Oil & Gas Refining & Marketing -- 0.1%
       5,052,665          3.75        BB/Ba2   Pilot Travel Centers LLC, Refinancing
                                               Tranche B Term Loan, 3/30/18            $     5,050,558
------------------------------------------------------------------------------------------------------
                                               Coal & Consumable Fuels -- 0.1%
       1,450,000         18.18         NR/NR   Bumi Resources Tbk PT, Term Loan,
                                               8/15/13                                 $     1,450,000
       1,336,689          0.00         NR/NR   Long Haul Holdings, Ltd., Facility A
                                               Loan, 1/12/14 (f)                               548,042
       1,066,849          0.00         NR/NR   Long Haul Holdings, Ltd., Facility B
                                               Loan, 1/12/14 (f)                               437,408
       3,035,847          6.75          B/B3   Walter Energy, Inc., B Term Loan,
                                               2/3/18                                        2,924,532
                                                                                       ---------------
                                                                                       $     5,359,982
                                                                                       ---------------
                                               Total Energy                            $    34,428,336
------------------------------------------------------------------------------------------------------
                                               MATERIALS -- 1.2%
                                               Commodity Chemicals -- 0.0%+
       1,754,620          4.50        NR/Ba2   Tronox, Inc., New Term Loan, 1/24/17    $     1,767,780
------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

                      Pioneer Strategic Income Fund | Annual Report | 9/30/13 81

------------------------------------------------------------------------------------------------------
                   Floating      S&P/Moody's
Principal          Rate (b)      Ratings
Amount ($)         (unaudited)   (unaudited)                                           Value
------------------------------------------------------------------------------------------------------
                                               Diversified Chemicals -- 0.2%
       7,562,000          4.75         B+/B1   DuPont Performance Coatings, Inc.,
                                               Initial Term B Loan, 2/1/20             $     7,596,437
       3,514,587          4.00         NR/B1   Ineos Group Holdings, Ltd., Cash
                                               Dollar Term Loan, 5/4/18                      3,482,738
       6,495,370          5.00         B+/B2   Univar Inc., Term B Loan, 2/14/17             6,278,470
                                                                                       ---------------
                                                                                       $    17,357,645
------------------------------------------------------------------------------------------------------
                                               Specialty Chemicals -- 0.2%
       2,943,489          5.50       BB+/Ba1   Chemtura Corp., Term Facility,
                                               8/11/16                                 $     2,969,244
       2,793,000          4.00         B/Ba3   MacDermid, Inc., Tranche B Term
                                               Loan (First Lien), 6/6/20                     2,799,111
       6,302,375          4.50         B+/B2   PQ Corp., 2013 Term Loan, 8/7/17              6,347,015
                                                                                       ---------------
                                                                                       $    12,115,370
------------------------------------------------------------------------------------------------------
                                               Metal & Glass Containers -- 0.1%
       2,194,123          4.50          B/B1   BWAY Holding Co., Initial Term
                                               Loan, 8/31/17                           $     2,207,837
       1,856,901          4.25          B/B1   Tank Holdings Corp., Initial Term
                                               Loan, 6/8/19                                  1,853,030
                                                                                       ---------------
                                                                                       $     4,060,867
------------------------------------------------------------------------------------------------------
                                               Paper Packaging -- 0.1%
      10,342,099          5.00          B/B2   Exopack Holding Corp., Term B Loan,
                                               5/6/17                                  $    10,367,954
         843,800          4.00        BB/Ba1   Sealed Air Corp., Term B-1 Facility,
                                               10/3/18                                         852,238
                                                                                       ---------------
                                                                                       $    11,220,192
------------------------------------------------------------------------------------------------------
                                               Aluminum -- 0.1%
       1,063,800          5.75          B/B1   Noranda Aluminum Holding Corp.,
                                               Term B Loan, 2/17/19                    $     1,003,961
       3,744,184          3.75        NR/Ba2   Novelis, Inc. Georgia, Initial Term
                                               Loan, 3/10/17                                 3,755,278
                                                                                       ---------------
                                                                                       $     4,759,239
------------------------------------------------------------------------------------------------------
                                               Diversified Metals & Mining -- 0.2%
       2,430,475          5.25       BB+/Ba1   Fortescue Metals Group, Ltd., Term
                                               Loan, 9/18/17                           $     2,443,456
      16,548,000         11.75       B+/Caa1   Preferred Sands Holding Co., LLC,
                                               Term B Loan, 12/15/16 (f)                    11,542,230
       1,920,886          4.00        BB-/B1   US Silica Co., Term Loan, 5/31/20             1,922,480
                                                                                       ---------------
                                                                                       $    15,908,166
------------------------------------------------------------------------------------------------------
                                               Steel -- 0.0%+
         569,250          8.75          B/B1   Essar Steel Algoma, Inc., Term Loan,
                                               9/12/14                                 $       577,077
         637,128          4.00       BB+/Ba1   SunCoke Energy, Inc., Tranche B Term
                                               Loan, 7/21/18                                   633,942
                                                                                       ---------------
                                                                                       $     1,211,019
------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

82 Pioneer Strategic Income Fund | Annual Report | 9/30/13

------------------------------------------------------------------------------------------------------
                   Floating    S&P/Moody's
Principal          Rate (b)    Ratings
Amount ($)         (unaudited) (unaudited)                                             Value
------------------------------------------------------------------------------------------------------
                                               Paper Products -- 0.3%
      11,875,000          5.75        B+/Ba3   Appvion, Inc., Term Commitment,
                                               6/4/19                                  $    11,934,375
       3,144,726          4.50         NR/NR   Ranpak Corp., USD Term Loan,
                                               4/10/19                                       3,168,311
EURO   3,970,000          0.00         NR/B1   Unifrax I LLC, New Euro Term Loan,
                                               11/1/18                                       5,422,117
                                                                                       ---------------
                                                                                       $    20,524,803
                                                                                       ---------------
                                               Total Materials                         $    88,925,081
------------------------------------------------------------------------------------------------------
                                               CAPITAL GOODS -- 1.2%
                                               Aerospace & Defense -- 0.6%
       2,487,469          4.00         B+/B1   Accudyne Industries Borrower,
                                               Refinancing Term Loan, 12/13/19         $     2,473,648
       4,052,667          3.50     BBB-/Ba2    AWAS Aviation Capital, Ltd., Term
                                               Loan, 6/25/18                                 4,065,331
       7,099,628          6.25         B-/B2   DAE Aviation Holdings, Inc., Tranche
                                               B-1 Loan, 10/18/18                            7,135,126
       3,218,483          6.25          B/B2   DAE Aviation Holdings, Inc., Tranche
                                               B-2 Loan, 10/18/18                            3,234,575
       6,057,560          3.75      BBB-/Ba2   DigitalGlobe, Inc., Term Loan,
                                               1/25/20                                       6,068,918
       1,788,746          6.25        BB-/WR   DynCorp International, Inc., Term
                                               Loan, 7/7/16                                  1,802,161
       2,175,551          3.52          B/B3   Hunter Defense Technologies, Inc.,
                                               Term Loan, 8/22/14                            2,110,284
       6,798,625          5.25          B/B1   Sequa Corp., Initial Term Loan,
                                               5/29/17                                       6,831,204
       5,302,938          5.50         B+/B1   SI Organization, Inc., New Tranche B
                                               Term Loan, 11/22/16                           5,289,680
       3,493,251          4.50        BB-/B1   Tasc, Inc., New Tranche B Term Loan,
                                               4/25/15                                       3,432,119
                                                                                       ---------------
                                                                                       $    42,443,046
------------------------------------------------------------------------------------------------------
                                               Building Products -- 0.1%
       5,537,175          3.50        BB-/B1   Armstrong World Industries, Inc., Term
                                               Loan B, 2/26/20                         $     5,526,793
         988,775          5.00         B+/B1   Summit Materials LLC, Term B Loan,
                                               1/30/19                                         991,865
                                                                                       ---------------
                                                                                       $     6,518,658
------------------------------------------------------------------------------------------------------
                                               Construction & Engineering -- 0.1%
       5,635,000          6.75         NR/B2   International Equipment Solutions
                                               LLC, Initial Loan, 7/25/19              $     5,582,172
------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

                      Pioneer Strategic Income Fund | Annual Report | 9/30/13 83

------------------------------------------------------------------------------------------------------
                   Floating      S&P/Moody's
Principal          Rate (b)      Ratings
Amount ($)         (unaudited)   (unaudited)                                           Value
------------------------------------------------------------------------------------------------------
                                               Electrical Components &
                                               Equipment -- 0.1%
       5,843,550          7.00         NR/NR   Pelican Products, Inc., Term Loan
                                               (First Lien), 8/15/18                   $     5,865,463
         975,150          6.00        B+/Ba2   WireCo WorldGroup, Inc., Term Loan,
                                               4/13/17                                         981,245
                                                                                       ---------------
                                                                                       $     6,846,708
------------------------------------------------------------------------------------------------------
                                               Industrial Conglomerates -- 0.0%+
       2,828,876          5.00         B+/B2   Pro Mach, Inc., Term Loan, 7/16/17      $     2,848,324
------------------------------------------------------------------------------------------------------
                                               Construction & Farm Machinery &
                                               Heavy Trucks -- 0.1%
       1,659,787          4.50       BB+/Ba1   Terex Corp., New US Term Loan,
                                               4/28/17                                 $     1,677,941
       3,991,741          4.50         B+/B2   Waupaca Foundry, Inc., Term Loan,
                                               6/29/17                                       3,991,741
                                                                                       ---------------
                                                                                       $     5,669,682
------------------------------------------------------------------------------------------------------
                                               Industrial Machinery -- 0.0%+
         798,000          6.25       BB-/Ba3   Xerium Technologies, Inc., New Term
                                               Loan, 5/2/19                            $       804,484
------------------------------------------------------------------------------------------------------
                                               Trading Companies &
                                               Distributors -- 0.2%
      18,023,598          4.50       BB-/Ba3   WESCO International, Inc., Tranche
                                               B-1 Loan, 12/4/19                       $    18,138,499
                                                                                       ---------------
                                               Total Capital Goods                     $    88,851,573
------------------------------------------------------------------------------------------------------
                                               COMMERCIAL SERVICES &
                                               SUPPLIES -- 0.4%
                                               Commercial Printing -- 0.0%+
       1,160,833          6.25        B+/Ba3   Cenveo Corp., Term B Loan, 4/4/20 $           1,168,814
------------------------------------------------------------------------------------------------------
                                               Environmental & Facilities
                                               Services -- 0.1%
       2,493,750          3.75         NR/NR   ISS AS, New Term B Loan, 3/26/18        $     2,504,141
       1,027,633          3.50      BBB-/Ba1   Progressive Waste Solutions, Ltd.,
                                               Term B Loan, 10/31/19                         1,027,633
       3,533,723          4.00         B+/B1   Waste Industries USA, Inc., Term B
                                               Loan, 2/23/17                                 3,540,349
       3,713,450          4.00         B+/B1   WCA Waste Corp., Term Loan,
                                               3/23/18                                       3,722,734
                                                                                       ---------------
                                                                                       $    10,794,857
------------------------------------------------------------------------------------------------------
                                               Diversified Support Services -- 0.0%+
       2,501,451          6.25         B-/B1   Language Line Services Holdings, Inc.,
                                               Tranche B Term Loan, 5/30/16            $     2,488,944
          47,778         15.00         NR/NR   Velo Holdings, Inc., Term Loan,
                                               12/3/17                                          48,256
                                                                                       ---------------
                                                                                       $     2,537,200
------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

84 Pioneer Strategic Income Fund | Annual Report | 9/30/13

------------------------------------------------------------------------------------------------------
                   Floating      S&P/Moody's
Principal          Rate (b)      Ratings
Amount ($)         (unaudited)   (unaudited)                                           Value
------------------------------------------------------------------------------------------------------
                                               Security & Alarm Services -- 0.2%
       1,320,209          5.25        B+/Ba3   Allied Security Holdings LLC, Term
                                               Loan (First Lien), 1/21/17              $     1,327,635
         868,438          5.75        BB/Ba1   Garda World Security Corp., Term B
                                               Loan, 10/24/19                                  870,609
       7,599,605          4.25         B/Ba3   Monitronics International, Inc., Term B
                                               Loan, 3/23/18                                 7,609,105
       1,513,432          4.25         B+/B1   Protection One, Inc., Term Loan
                                               (2012), 3/20/19                               1,519,107
                                                                                       ---------------
                                                                                       $    11,326,456
------------------------------------------------------------------------------------------------------
                                               Human Resource & Employment
                                               Services -- 0.1%
       4,907,426          3.50       BB-/Ba2   On Assignment, Inc., Initial Term B
                                               Loan, 5/16/20                           $     4,911,514
------------------------------------------------------------------------------------------------------
                                               Research & Consulting Services -- 0.0%+
       1,545,843          5.00       BB-/Ba3   Wyle Services Corp., Term Loan (First
                                               Lien), 3/31/17                          $     1,539,725
                                                                                       ---------------
                                               Total Commercial Services &
                                               Supplies                                $    32,278,566
------------------------------------------------------------------------------------------------------
                                               TRANSPORTATION -- 0.4%
                                               Air Freight & Logistics -- 0.1%
       1,731,117          0.15       CCC+/B2   CEVA Group Plc, Dollar Tranche B
                                               Pre-Funded Term Loan, 8/31/16           $     1,648,889
         913,509          5.27         NR/NR   CEVA Group Plc, EGL Tranche B Term
                                               Loan, 8/31/16                                   870,688
       4,870,620          5.27       CCC+/B2   CEVA Group Plc, US Tranche B Term
                                               Loan, 8/31/16                                 4,639,266
       2,633,400          6.75         B-/B2   Ozburn-Hessey Holding Co., LLC, Term
                                               Loan, 5/7/19                                  2,633,400
                                                                                       ---------------
                                                                                       $     9,792,243
------------------------------------------------------------------------------------------------------
                                               Airlines -- 0.2%
       2,827,500          5.75       BB-/Ba3   Allegiant Travel Co., Term Loan,
                                               2/17/17                                 $     2,848,706
       9,354,313          4.00       BB-/Ba1   Delta Air Lines, Inc., New Term B-1
                                               Loan, 10/18/18                                9,396,875
         995,000          4.00       BB-/Ba2   United Air Lines, Inc., Class B Term
                                               Loan, 3/12/19                                 1,001,343
         216,964          4.25        BB-/B2   US Airways, Inc., Tranche B1 Term
                                               Loan, 5/7/19                                    216,331
         361,607          3.50        BB-/B2   US Airways, Inc., Tranche B2 Term
                                               Loan, 11/7/16                                   362,511
                                                                                       ---------------
                                                                                       $    13,825,766
------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

                      Pioneer Strategic Income Fund | Annual Report | 9/30/13 85

------------------------------------------------------------------------------------------------------
                   Floating      S&P/Moody's
Principal          Rate (b)      Ratings
Amount ($)         (unaudited)   (unaudited)                                           Value
------------------------------------------------------------------------------------------------------
                                               Trucking -- 0.1%
       4,816,576          2.93        BB/Ba2   Swift Transportation Co., LLC, Tranche
                                               B-1 Term Loan (2013), 12/21/16          $     4,845,177
       1,814,219          4.00        BB/Ba2   Swift Transportation Co., LLC, Tranche
                                               B-2 Term Loan (2013), 12/21/17                1,826,918
                                                                                       ---------------
                                                                                       $     6,672,095
                                                                                       ---------------
                                               Total Transportation                    $    30,290,104
------------------------------------------------------------------------------------------------------
                                               AUTOMOBILES & COMPONENTS -- 0.6%
                                               Auto Parts & Equipment -- 0.4%
       4,984,249          3.75         B+/NR   Allison Transmission, Inc., Term B-3
                                               Loan, 8/23/19                           $     4,994,632
       3,101,004          5.00         B+/B2   HHI Holdings LLC, Additional Term
                                               Loan, 10/5/18                                 3,130,076
       5,036,938          5.00         B+/B1   Metaldyne Corp., USD Term Loan,
                                               12/19/18                                      5,074,715
       4,799,027          4.25         B+/B1   Remy International, Inc., Term B Loan
                                               2013, 2/28/20                                 4,817,024
       7,591,453          5.50         NR/NR   TI Group Automotive Systems LLC,
                                               Additional Term Loan, 3/27/19                 7,638,900
       3,788,634          3.75        BB/Ba2   Tomkins LLC, Term B-2 Loan,
                                               9/29/16                                       3,799,291
       2,032,525          5.50         B/Ba2   UCI International, Inc., Term Loan,
                                               7/4/17                                        2,047,769
                                                                                       ---------------
                                                                                       $    31,502,407
------------------------------------------------------------------------------------------------------
                                               Tires & Rubber -- 0.2%
       9,925,000          4.75        BB/Ba1   The Goodyear Tire & Rubber Co., Term
                                               Loan (Second Lien), 3/27/19             $    10,005,641
                                                                                       ---------------
                                               Total Automobiles & Components          $    41,508,048
------------------------------------------------------------------------------------------------------
                                               CONSUMER DURABLES &
                                               APPAREL -- 0.3%
                                               Home Furnishings -- 0.1%
       6,329,168          3.50         BB/NR   Tempur Sealy International, Inc.,
                                               3/18/20                                 $     6,288,623
------------------------------------------------------------------------------------------------------
                                               Housewares & Specialties -- 0.2%
         983,146          3.75       BB-/Ba3   Prestige Brands, Inc., Term B-1 Loan,
                                               1/31/19                                 $       988,553
       3,812,741          4.75         NR/B1   Reynolds Group Holdings, Ltd., U.S.
                                               Term Loan, 9/21/18                            3,829,898
       5,984,147          6.25         B+/B1   Yankee Candle Co., Inc., Initial Term
                                               Loan, 3/2/19                                  5,996,115
                                                                                       ---------------
                                                                                       $    10,814,566
------------------------------------------------------------------------------------------------------
                                               Textiles -- 0.0%+
       1,571,133          5.75        NR/Ba3   Kloeckner Pentaplast SA, Term B-1
                                               Loan, 12/14/16                          $     1,582,917
                                                                                       ---------------
                                               Total Consumer Durables & Apparel       $    18,686,106
------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

86 Pioneer Strategic Income Fund | Annual Report | 9/30/13

------------------------------------------------------------------------------------------------------
                   Floating      S&P/Moody's
Principal          Rate (b)      Ratings
Amount ($)         (unaudited)   (unaudited)                                           Value
------------------------------------------------------------------------------------------------------
                                               CONSUMER SERVICES -- 0.7%
                                               Casinos & Gaming -- 0.2%
       2,670,000          5.43         B-/B3   Caesars Entertainment Operating Co.,
                                               Inc., Term B-6 Loan, 1/28/18            $     2,425,529
       5,109,647          3.75      BBB-/Ba1   Penn National Gaming, Inc., Term B
                                               Facility Loan, 6/29/18                        5,123,790
       4,912,688          3.75       BB+/Ba2   Pinnacle Entertainment, Inc., Tranche
                                               B-2 Term Loan, 8/5/20                         4,924,969
                                                                                       ---------------
                                                                                       $    12,474,288
------------------------------------------------------------------------------------------------------
                                               Leisure Facilities -- 0.0%+
         716,400          3.25       BB+/Ba1   Cedar Fair LP, U.S. Term Facility,
                                               2/20/20                                 $       719,355
       1,076,486          4.00       BB+/Ba2   Six Flags Entertainment Corp., Tranche
                                               B Term Loan, 11/23/18                         1,086,999
                                                                                       ---------------
                                                                                       $     1,806,354
------------------------------------------------------------------------------------------------------
                                               Restaurants -- 0.3%
       2,394,810          3.75        BB/Ba3   Burger King Corp., Tranche B Term
                                               Loan (2012), 9/28/19                    $     2,404,645
       4,520,165          3.75       BB-/Ba2   DineEquity, Inc., Term B-2 Loan,
                                               10/19/17                                      4,547,995
       5,268,628          3.75         B+/B2   Dunkin' Brands, Inc., Term B-3 Loan,
                                               2/28/20                                       5,262,700
      11,730,000          4.75       BB-/Ba3   Landry's, Inc., B Term Loan, 3/22/18         11,830,198
                                                                                       ---------------
                                                                                       $    24,045,538
------------------------------------------------------------------------------------------------------
                                               Education Services -- 0.1%
       1,101,675          4.00         B+/B1   Bright Horizons Family Solutions, Inc.,
                                               Term B Loan, 1/14/20                    $     1,103,912
       2,290,125          5.25         NR/B2   HMH Holdings Delaware, Inc., Term
                                               Loan (Exit Facility), 11/21/13                2,308,732
                                                                                       ---------------
                                                                                       $     3,412,644
------------------------------------------------------------------------------------------------------
                                               Specialized Consumer Services -- 0.1%
       5,870,500          3.75        BB/Ba2   Weight Watchers International, Inc.,
                                               Initial Tranche B-2 Term Loan,
                                               4/2/20                                  $     5,766,575
                                                                                       ---------------
                                                  Total Consumer Services              $    47,505,399
------------------------------------------------------------------------------------------------------
                                               MEDIA -- 1.2%
                                               Advertising -- 0.2%
       7,559,781          6.50         B-/B2   Affinion Group, Inc., Tranche B Term
                                               Loan, 10/9/16                           $     7,349,529
       4,834,587          4.75          B/B1   Getty Images, Inc., Initial Term Loan,
                                               9/17/19                                       4,324,940
                                                                                       ---------------
                                                                                       $    11,674,469
------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

                      Pioneer Strategic Income Fund | Annual Report | 9/30/13 87

------------------------------------------------------------------------------------------------------
                   Floating      S&P/Moody's
Principal          Rate (b)      Ratings
Amount ($)         (unaudited)   (unaudited)                                           Value
------------------------------------------------------------------------------------------------------
                                               Broadcasting -- 0.5%
       7,024,343          3.50       BB-/Ba2   Cequel Communications Holdings I
                                               LLC, Term Loan, 1/31/19                 $     7,029,282
       1,580,452          5.03       BB-/Ba3   Entercom Communications Corp.,
                                               Term B-1 Loan, 11/7/18                        1,590,330
         154,368          5.50          B/B2   Fox Acquisition Sub LLC, Initial Term
                                               Loan, 7/1/17                                    155,364
      15,756,161          3.50        NR/Ba3   Telesat Canada, U.S. Term B Loan,
                                               3/28/19                                      15,716,581
       6,740,016          4.50         B+/B2   Univision Communications, Inc., 2013
                                               Converted Extended First-Lien Term
                                               Loan, 2/22/20                                 6,722,323
       2,238,750          4.00         B+/B2   Univision Communications, Inc., 2013
                                               Incremental Term Loan, 3/1/20                 2,221,610
         298,500          4.50         B+/B2   Univision Communications, Inc., 2013
                                               New First-Lien Term Loan, 3/1/20                297,800
                                                                                       ---------------
                                                                                       $    33,733,290
------------------------------------------------------------------------------------------------------
                                               Cable & Satellite -- 0.2%
       3,800,000          3.25         NR/NR   Kabel Deutschland Vertrieb und
                                               Service GmbH, Facility F1, 2/1/19       $     3,807,125
       3,830,400          3.25       BB-/Ba3   MCC Georgia LLC, Tranche H Term
                                               Loan, 5/23/21                                 3,807,659
       4,251,629          4.75          B/B1   WideOpenWest Finance LLC, Term B
                                               Loan, 3/27/19                                 4,285,289
                                                                                       ---------------
                                                                                       $    11,900,073
------------------------------------------------------------------------------------------------------
                                               Movies & Entertainment -- 0.2%
       3,020,168          3.75       NR/Baa3   Cinedigm Digital Funding I LLC, Term
                                               Loan, 3/31/16                           $     3,031,494
       8,196,072          3.50        BB/Ba2   Rovi Solutions Corp., 3/29/19                 8,119,029
       4,952,500          3.75       BB-/Ba3   WMG Acquisition Corp., Tranche B
                                               Refinancing Term Loan, 7/3/20                 4,935,993
                                                                                       ---------------
                                                                                       $    16,086,516
------------------------------------------------------------------------------------------------------
                                               Publishing -- 0.1%
       6,025,482          4.75          D/WR   Cengage Learning Acquisitions, Inc.,
                                               Original Term Loan, 7/4/14 (f)          $     4,421,198
       6,383,748          3.75        B+/Ba3   Interactive Data Corp., Refinanced
                                               Term Loan, 2/11/18                            6,371,779
                                                                                       ---------------
                                                                                       $    10,792,977
                                                                                       ---------------
                                               Total Media                             $    84,187,325
------------------------------------------------------------------------------------------------------
                                               RETAILING -- 0.4%
                                               Computer & Electronics Retail -- 0.1%
       4,195,788        12.00           B/B2   Targus Group International Inc., Term
                                               Loan, 5/12/16                           $     3,776,209
------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

88 Pioneer Strategic Income Fund | Annual Report | 9/30/13

------------------------------------------------------------------------------------------------------
                   Floating      S&P/Moody's
Principal          Rate (b)      Ratings
Amount ($)         (unaudited)   (unaudited)                                           Value
------------------------------------------------------------------------------------------------------
                                               Home Improvement Retail -- 0.0%+
       3,422,351          4.25         B+/WR   The Hillman Group, Inc., Term Loan,
                                               5/31/16                                 $     3,452,297
------------------------------------------------------------------------------------------------------
                                               Automotive Retail -- 0.3%
      18,461,312          4.25        BB/Ba1   Chrysler Group LLC, Term Loan B,
                                               5/24/17                                 $    18,620,929
       4,481,138          6.25         B+/B1   Sequa Automotive Group, Term Loan,
                                               11/1/18                                       4,497,942
       1,240,625          3.75        BB/Ba1   The Hertz Corp., Tranche B1 Term Loan,
                                               3/11/18                                       1,243,261
                                                                                       ---------------
                                                                                       $    24,362,132
                                                                                       ---------------
                                               Total Retailing                         $    31,590,638
------------------------------------------------------------------------------------------------------
                                               FOOD & STAPLES RETAILING -- 0.1%
                                               Food Distributors -- 0.1%
       1,816,275          5.75          B/B1   AdvancePierre Foods Inc., Term Loan
                                               (First Lien), 6/17/17                   $     1,828,762
       3,275,000          4.75         B+/B1   CSM Bakery Supplies LLC, Term Loan,
                                               5/23/20                                       3,256,578
         889,000          5.00        BB-/B1   Windsor Quality Food Co., Ltd.,
                                               Tranche B Term Loan, 1/11/17                    889,556
                                                                                       ---------------
                                                                                       $     5,974,896
                                                                                       ---------------
                                               Total Food & Staples Retailing          $     5,974,896
------------------------------------------------------------------------------------------------------
                                               FOOD, BEVERAGE & TOBACCO -- 0.3%
                                               Agricultural Products -- 0.1%
       5,386,500          4.50         B/Ba3   Arysta Lifescience SPC LLC, Initial
                                               Term Loan (First Lien), 5/22/20         $     5,393,233
------------------------------------------------------------------------------------------------------
                                               Packaged Foods & Meats -- 0.2%
       6,644,555          4.00          B/B1   Del Monte Foods Co., Initial Term
                                               Loan, 2/3/18                            $     6,638,329
       4,987,500          3.50        BB/Ba2   HJ Heinz Co., Term B2 Loan, 3/27/20           5,012,752
         654,933          4.25        B+/Ba3   Michael Foods, Inc., Term B Facility,
                                               2/14/18                                         660,118
       6,457,550          3.25       BB-/Ba3   Pinnacle Foods Finance LLC, New
                                               Term Loan G, 4/16/20                          6,413,962
                                                                                       ---------------
                                                                                       $    18,725,161
                                                                                       ---------------
                                               Total Food, Beverage & Tobacco          $    24,118,394
------------------------------------------------------------------------------------------------------
                                               HOUSEHOLD & PERSONAL
                                               PRODUCTS -- 0.2%
                                               Household Products -- 0.1%
CAD      419,396          5.08         B/Ba3   Spectrum Brands Holdings, Inc., Initial
                                               Canadian Term Loan, 11/6/19             $       406,024
         476,647          4.53        BB/Ba3   Spectrum Brands Holdings, Inc., Initial
                                               U.S. Term Loan, 10/9/19                         478,792
         728,418          4.02        BB-/B1   SRAM Corp., Term Loan (First Lien),
                                               5/12/18                                         719,313

The accompanying notes are an integral part of these financial statements.

                      Pioneer Strategic Income Fund | Annual Report | 9/30/13 89

------------------------------------------------------------------------------------------------------
                   Floating      S&P/Moody's
Principal          Rate (b)      Ratings
Amount ($)         (unaudited)   (unaudited)                                           Value
------------------------------------------------------------------------------------------------------
                                               Household Products -- (continued)
       2,353,189          5.25         B-/B2   Wash Multifamily Laundry Systems,
                                               U.S. Term Loan, 1/22/19                 $     2,359,072
                                                                                       ---------------
                                                                                       $     3,963,201
------------------------------------------------------------------------------------------------------
                                               Personal Products -- 0.1%
       4,901,714          3.50       BB-/Ba3   NBTY, Inc., Term B-2 Loan, 10/1/17      $     4,921,630
       2,738,789          4.00        B+/Ba2   Revlon Consumer Products Corp.,
                                               Replacement Term Loan, 11/19/17               2,745,066
                                                                                       ---------------
                                                                                       $     7,666,696
                                                                                       ---------------
                                               Total Household &
                                               Personal Products                       $    11,629,897
------------------------------------------------------------------------------------------------------
                                               HEALTH CARE EQUIPMENT &
                                               SERVICES -- 1.6%
                                               Health Care Equipment -- 0.1%
       4,750,780          4.50       BB-/Ba3   Kinetic Concepts, Inc., Dollar Term D-1
                                               Loan, 5/4/18                            $     4,787,898
------------------------------------------------------------------------------------------------------
                                               Health Care Supplies -- 0.1%
       8,145,696          5.00        BB-/B1   Immucor, Inc., Term B-2 Loan,
                                               8/19/18                                 $     8,201,697
------------------------------------------------------------------------------------------------------
                                               Health Care Services -- 0.8%
       2,319,129          6.50         NR/NR   AccentCare, Inc., Term Loan,
                                               12/22/16                                $     1,292,915
       3,401,475          4.25        B+/Ba3   Alliance HealthCare Services, Inc.,
                                               Initial Term Loan, 5/31/19                    3,405,727
       1,895,675          6.75         B+/B1   Ardent Medical Services, Inc., 1st Lien
                                               Term Loan, 5/2/18                             1,908,708
       4,650,000          6.50         NR/B2   BioScrip, Inc., Delayed Draw Term
                                               Loan, 7/22/20                                 4,557,000
       7,750,000          6.50          B/B2   BioScrip, Inc., Initial Term B Loan,
                                               7/22/20                                       7,595,000
       2,236,750          4.50       BB-/Ba2   DaVita HealthCare Partners, Inc.,
                                               Tranche B Term Loan, 10/20/16                 2,250,692
       6,997,125          4.00       BB-/Ba2   DaVita, Inc., Tranche B2 Term Loan,
                                               8/1/19                                        7,035,609
       1,984,763          4.00         B+/B1   Envision Healthcare Corp., Initial Term
                                               Loan, 4/5/18                                  1,985,176
       9,906,658          6.50         B+/B1   Gentiva Health Services, Inc., Term B1
                                               Term Loan, 2/22/16                            9,923,172
       4,707,536          7.50          B/B2   inVentiv Health, Inc., Consolidated
                                               Term Loan, 8/4/16                             4,607,501
         386,603          7.75          B/B2   inVentiv Health, Inc., Term B-3 Loan,
                                               6/24/18                                         378,629
       1,759,500          5.75          D/WR   Rural Metro Operating Co., Term Loan
                                               (First Lien), 3/28/18                         1,672,625
       2,244,375          6.75          B/B2   Steward Health Care System LLC, Term
                                               Loan, 4/12/20                                 2,182,655

The accompanying notes are an integral part of these financial statements.

90 Pioneer Strategic Income Fund | Annual Report | 9/30/13

------------------------------------------------------------------------------------------------------
                   Floating      S&P/Moody's
Principal          Rate (b)      Ratings
Amount ($)         (unaudited)   (unaudited)                                           Value
------------------------------------------------------------------------------------------------------
                                               Health Care Services -- (continued)
       6,962,139          4.50         NR/NR   Truven Health Analytics, Inc., New
                                               Tranche B Term Loan, 5/23/19            $     6,983,896
       6,296,938          7.25         B+/B1   Virtual Radiologic Corp., Term Loan A,
                                               11/3/16                                       4,124,494
       2,443,750          7.25         NR/NR   Virtual Radiologic Corp., Term Loan B,
                                               12/22/16                                      1,576,219
                                                                                       ---------------
                                                                                       $    61,480,018
------------------------------------------------------------------------------------------------------
                                               Health Care Facilities -- 0.4%
       6,191,355          3.50       BB-/Ba3   Health Management Associates, Inc.,
                                               Replacement Term B Loan, 11/1/18        $     6,198,543
       4,697,326          4.50         B/Ba3   IASIS Healthcare LLC, Term B-2 Loan,
                                               5/3/18                                        4,732,556
       8,726,173          4.25         B+/WR   Kindred Healthcare, Inc., Term B-1
                                               Loan, 6/1/18                                  8,726,173
       3,225,666          7.00         NR/B2   RegionalCare Hospital Partners, Inc.,
                                               Term Loan (First Lien 2013), 11/4/18          3,217,601
       4,415,472          4.00       BB-/Ba2   Select Medical Corp., Series C Tranche
                                               B Term Loan, 6/1/18                           4,439,390
       1,992,952          2.43       BB+/Ba2   Universal Health Services, Inc., Tranche
                                               B-1 Term Loan, 11/30/16                       2,004,772
                                                                                       ---------------
                                                                                       $    29,319,035
------------------------------------------------------------------------------------------------------
                                               Managed Health Care -- 0.1%
       2,130,930          9.75         B+/B2   AVETA, MSO Term Loan, 12/12/17          $     2,141,585
       2,930,035          9.75         B+/B2   MMM Holdings, Inc., Term Loan,
                                               10/9/17                                       2,948,347
                                                                                       ---------------
                                                                                       $     5,089,932
------------------------------------------------------------------------------------------------------
                                               Health Care Technology -- 0.1%
       4,126,422          4.00        B+/Ba3   Convatec, Inc., Dollar Term Loan,
                                               12/1/16                                 $     4,159,054
           1,995          3.75       BB-/Ba3   Emdeon, Inc., Term B-2 Loan,
                                               11/2/18                                           2,000
       3,177,425          3.75       BB-/Ba3   IMS Health, Inc., Tranche B-1 Dollar
                                               Term Loan, 8/26/17                            3,186,363
       2,090,400          4.00       BB-/Ba3   MedAssets, Inc., Term B Loan,
                                               11/20/19                                      2,096,932
                                                                                       ---------------
                                                                                       $     9,444,349
                                                                                       ---------------
                                               Total Health Care
                                               Equipment & Services                    $   118,322,929
------------------------------------------------------------------------------------------------------
                                               PHARMACEUTICALS,
                                               BIOTECHNOLOGY & LIFE
                                               SCIENCES -- 0.7%
                                               Biotechnology -- 0.3%
         693,000          3.50       BB+/Ba3   Alkermes, Inc., 2019 Term Loan,
                                               9/25/19                                 $       694,732

The accompanying notes are an integral part of these financial statements.

                      Pioneer Strategic Income Fund | Annual Report | 9/30/13 91

------------------------------------------------------------------------------------------------------
                   Floating      S&P/Moody's
Principal          Rate (b)      Ratings
Amount ($)         (unaudited)   (unaudited)                                           Value
------------------------------------------------------------------------------------------------------
                                               Biotechnology -- (continued)
       7,814,038          6.25         BB/B2   Aptalis Pharma, Inc., Term B-1 Loan,
                                               1/25/17                                 $     7,828,689
      11,262,427          4.25       BB+/Ba1   Grifols, Inc., New U.S. Tranche B Term
                                               Loan, 6/4/17                                 11,357,065
         373,424          5.50      BBB-/Ba3   Warner Chilcott Corp., Additional Term
                                               B-1 Loan, 3/15/18                               374,202
         857,773          5.50      BBB-/Ba3   Warner Chilcott Corp., Term B-1 Loan,
                                               3/3/18                                          859,560
         675,945          5.50      BBB-/Ba3   WC Luxco Sarl, Term B-3 Loan,
                                               3/3/18                                          677,353
                                                                                       ---------------
                                                                                       $    21,791,601
------------------------------------------------------------------------------------------------------
                                               Pharmaceuticals -- 0.4%
         540,625          4.00       BB+/Ba1   Endo Health Solutions, Inc., Term
                                               Loan B 2011, 4/14/18                    $       541,974
       9,306,176          4.25         B+/B1   Par Pharmaceutical Companies, Inc.,
                                               Additional Term B-1 Loan, 9/28/19             9,286,791
       8,010,961          0.00     BBB-/Baa2   RPI Finance Trust, New Term Loan,
                                               11/9/18                                       8,054,357
       2,468,750          3.75         BB/NR   Valeant Pharmaceuticals International,
                                               Inc., Series C2 Term Loan B,
                                               12/11/19                                      2,478,008
       7,776,238          4.50        BB/Ba1   Valeant Pharmaceuticals International,
                                               Inc., Series E Tranche B Term Loan,
                                               5/20/20                                       7,843,066
                                                                                       ---------------
                                                                                       $    28,204,196
------------------------------------------------------------------------------------------------------
                                               Life Sciences Tools & Services -- 0.0%+
         969,134          3.68       BB-/Ba3   Catalent Pharma Solutions, Inc.,
                                               Refinancing Dollar Term-1 (2016),
                                               9/15/16                                 $       973,011
                                                                                       ---------------
                                               Total Pharmaceuticals,
                                               Biotechnology & Life Sciences           $    50,968,808
------------------------------------------------------------------------------------------------------
                                               DIVERSIFIED FINANCIALS -- 0.2%
                                               Other Diversified Financial
                                               Services -- 0.1%
       2,421,562          3.25       NR/Baa2   Kasima LLC, Term Loan, 5/16/21          $     2,413,995
       1,296,750          5.00         NR/B1   Livingston International, Inc., Initial
                                               Term B-1 Loan (First Lien), 4/18/19           1,295,129
       2,270,659          5.25        BB/Ba3   WorldPay, Inc., Facility B2A Term Loan,
                                               8/6/17                                        2,289,392
                                                                                       ---------------
                                                                                       $     5,998,516
------------------------------------------------------------------------------------------------------
                                               Specialized Finance -- 0.1%
       7,131,113          5.25          B/B1   Dematic Services Luxembourg Sarl,
                                               Term Loan, 12/18/19                     $     7,181,622
------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

92 Pioneer Strategic Income Fund | Annual Report | 9/30/13

------------------------------------------------------------------------------------------------------
                   Floating      S&P/Moody's
Principal          Rate (b)      Ratings
Amount ($)         (unaudited)   (unaudited)                                           Value
------------------------------------------------------------------------------------------------------
                                               Consumer Finance -- 0.0%+
         445,867          5.50          B/B3   Springleaf Finance Corp., Initial Term
                                               Loan, 5/28/17                           $       447,093
                                                                                       ---------------
                                                  Total Diversified Financials         $    13,627,231
------------------------------------------------------------------------------------------------------
                                               INSURANCE -- 0.6%
                                               Insurance Brokers -- 0.1%
       6,743,302          3.62         B+/B1   HUB International Holdings, Inc., Term
                                               Loan, 6/13/17                           $     6,757,348
------------------------------------------------------------------------------------------------------
                                               Life & Health Insurance -- 0.1%
       4,821,432          3.75        BB/Ba3   CNO Financial Group, Inc., Tranche B2
                                               Term Loan, 9/4/18                       $     4,854,579
------------------------------------------------------------------------------------------------------
                                               Multi-line Insurance -- 0.0%+
       1,726,950          5.00         B-/B1   Alliant Insurance Services, Inc., Initial
                                               Term Loan, 12/7/19                      $     1,738,809
------------------------------------------------------------------------------------------------------
                                               Property & Casualty Insurance -- 0.4%
       1,669,625          6.50         B-/B2   Confie seguros Holding II Co., Term B
                                               Loan (First Lien), 10/11/13             $     1,673,799
      26,673,438          5.00         B-/B1   USI Insurance Services LLC, Initial
                                               Term Loan, 11/29/19                          26,840,146
                                                                                       ---------------
                                                                                       $    28,513,945
                                                                                       ---------------
                                               Total Insurance                         $    41,864,681
------------------------------------------------------------------------------------------------------
                                               SOFTWARE & SERVICES -- 0.6%
                                               Internet Software & Services -- 0.1%
       6,513,000          4.00       BB+/Ba3   Autotrader.com, Inc., Tranche B-1
                                               Term Loan, 12/15/16                     $     6,567,273
------------------------------------------------------------------------------------------------------
                                               IT Consulting & Other Services -- 0.0%+
         744,375          4.50         B/Ba3   Kronos, Inc., Incremental Term Loan
                                               (First Lien), 10/2/19                   $       749,027
------------------------------------------------------------------------------------------------------
                                               Data Processing & Outsourced
                                               Services -- 0.0%+
         115,933          4.18         B+/B1   First Data Corp., 2017 New Dollar
                                               Term Loan, 3/24/17                      $       115,556
       1,528,214          4.18         B+/B1   First Data Corp., 2018 Dollar Term
                                               Loan, 3/24/18                                 1,517,707
         325,061          4.25        BB/Ba3   VeriFone Systems, Inc., Term B Loan,
                                               11/14/18                                        324,655
                                                                                       ---------------
                                                                                       $     1,957,918
------------------------------------------------------------------------------------------------------
                                               Application Software -- 0.5%
         729,955          4.25         NR/B1   Applied Systems, Inc., Term Loan
                                               (First Lien), 12/8/16                   $       734,212
      13,068,930          8.50        B-/Ba3   Expert Global Solutions, Inc., Term B
                                               Advance (First Lien), 3/13/18                13,346,644
       2,397,847          5.25        B+/Ba3   Lawson Software, Inc., Tranche B2
                                               Term Loan, 4/5/18                             2,409,836

The accompanying notes are an integral part of these financial statements.

                      Pioneer Strategic Income Fund | Annual Report | 9/30/13 93

------------------------------------------------------------------------------------------------------
                   Floating      S&P/Moody's
Principal          Rate (b)      Ratings
Amount ($)         (unaudited)   (unaudited)                                           Value
------------------------------------------------------------------------------------------------------
                                               Application Software -- (continued)
       9,305,278          4.00        BB-/B1   Verint Systems, Inc., Term Loan,
                                               9/6/19                                  $     9,351,804
       5,931,420          4.25         NR/B1   Vertafore, Inc., Term Loan (2013),
                                               10/20/19                                      5,953,663
                                                                                       ---------------
                                                                                       $    31,796,159
------------------------------------------------------------------------------------------------------
                                               Systems Software -- 0.0%+
         958,650          2.18        BB/Ba2   The Reynolds & Reynolds Co., Tranche
                                               B Term Loan, 3/9/18                     $       961,838
                                                                                       ---------------
                                               Total Software & Services               $    42,032,215
------------------------------------------------------------------------------------------------------
                                               TECHNOLOGY HARDWARE & EQUIPMENT -- 0.3%
                                               Communications Equipment -- 0.3%
       2,722,500          6.75         B+/B1   Audio Visual Services Corp., Term
                                               Loan (First Lien), 10/11/18             $     2,756,531
       3,464,623          3.75        BB/Ba2   CommScope, Inc., Tranche 2 Term
                                               Loan, 1/14/18                                 3,472,723
      14,626,518          4.00      BBB-/Ba3   Riverbed Technology, Inc., Term Loan,
                                               10/29/19                                     14,749,015
                                                                                       ---------------
                                                                                       $    20,978,269
------------------------------------------------------------------------------------------------------
                                               Electronic Equipment
                                               Manufacturers -- 0.0%+
       1,450,189          4.75         B-/B1   Sensus USA, Inc., Term Loan (First
                                               Lien), 4/13/17                          $     1,441,580
------------------------------------------------------------------------------------------------------
                                               Electronic Components -- 0.0%+
       1,656,399          5.00          B/B2   Scitor Corp., Term Loan, 1/21/17        $     1,590,143
------------------------------------------------------------------------------------------------------
                                               Technology Distributors -- 0.0%+
       1,194,001          3.50        B+/Ba3   CDW LLC, Term Loan, 4/25/20             $     1,178,578
                                                                                       ---------------
                                               Total Technology Hardware &
                                               Equipment                               $    25,188,570
------------------------------------------------------------------------------------------------------
                                               SEMICONDUCTORS &
                                               SEMICONDUCTOR EQUIPMENT -- 0.2%
                                               Semiconductor Equipment -- 0.1%
       8,631,098          4.50        BB-/B1   Aeroflex, Inc., Tranche B-1 Term Loan,
                                               11/24/19                                $     8,707,914
------------------------------------------------------------------------------------------------------
                                               Semiconductors -- 0.1%
       3,875,106          3.75      BB+/Ba2    Microsemi Corp., Term Loan,
                                               2/19/20                                 $     3,884,793
                                                                                       ---------------
                                               Total Semiconductors &
                                               Semiconductor Equipment                 $    12,592,707
------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

94 Pioneer Strategic Income Fund | Annual Report | 9/30/13

------------------------------------------------------------------------------------------------------
                   Floating      S&P/Moody's
Principal          Rate (b)      Ratings
Amount ($)         (unaudited)   (unaudited)                                           Value
------------------------------------------------------------------------------------------------------
                                               TELECOMMUNICATION SERVICES -- 0.5%
                                               Integrated Telecommunication
                                               Services -- 0.4%
       25,310,000         3.50        NR/Ba3   Virgin Media Investment Holdings,
                                               Ltd., New Term B Loan, 2/6/20           $    25,222,124
        7,280,365         3.75        BB/Ba3   West Corp., Term B-8 Loan, 6/30/18            7,284,916
                                                                                       ---------------
                                                                                       $    32,507,040
------------------------------------------------------------------------------------------------------
                                               Wireless Telecommunication
                                               Services -- 0.1%
        1,487,731         4.00        BB-/B1   Syniverse Holdings, Inc., Initial Term
                                               Loan, 4/10/19                           $     1,490,520
        2,181,423         4.00        BB-/B1   Syniverse Holdings, Inc., Tranche B
                                               Term Loan, 4/23/19                            2,182,333
                                                                                       ---------------
                                                                                       $     3,672,853
                                                                                       ---------------
                                               Total Telecommunication Services        $    36,179,893
------------------------------------------------------------------------------------------------------
                                               UTILITIES -- 0.3%
                                               Electric Utilities -- 0.1%
        5,935,125         3.00        BB/Ba3   Calpine Construction Finance Co., LP,
                                               Term B-1 Loan, 5/1/20                   $     5,830,026
------------------------------------------------------------------------------------------------------
                                               Independent Power Producers &
                                               Energy Traders -- 0.2%
        5,733,644         3.75       BB+/Ba1   AES Corp., Virginia, 2013 Other Term
                                               Loan, 5/27/18                           $     5,770,506
        5,455,125         4.00        BB-/B1   Calpine Corp., Term Loan (3/11),
                                               3/1/18                                        5,470,001
        1,089,000         4.00        BB-/B1   Calpine Corp., Term Loan, 9/27/19             1,091,722
        4,052,916         4.75       BB+/Ba1   NSG Holdings LLC, New Term Loan,
                                               11/15/19                                      4,123,842
                                                                                       ---------------
                                                                                       $    16,456,071
                                                                                       ---------------
                                               Total Utilities                         $    22,286,097
------------------------------------------------------------------------------------------------------
                                               TOTAL SENIOR FLOATING RATE LOAN
                                               INTERESTS
                                               (Cost $907,908,233)                     $   903,037,494
------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------
 Shares
------------------------------------------------------------------------------------------------------
                                               RIGHT / WARRANT -- 0.0%+
                                               AUTOMOBILES & COMPONENTS -- 0.0%+
                                               Auto Parts & Equipment -- 0.0%+
             547                               Lear Corp., 11/9/14                     $        78,757
------------------------------------------------------------------------------------------------------
                                               TOTAL RIGHT / WARRANT
                                               (Cost $29,544)                          $        78,757
------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

                      Pioneer Strategic Income Fund | Annual Report | 9/30/13 95

------------------------------------------------------------------------------------------------------
                   Floating      S&P/Moody's
Principal          Rate (b)      Ratings
Amount ($)         (unaudited)   (unaudited)                                           Value
------------------------------------------------------------------------------------------------------
                                  ESCROW - 0.0%+
                                               MATERIALS - 0.0%++
                                               Forest Products - 0.0%+
       5,015,000                       NR/WR   Sino-Forest Corp., 5.0%, 8/1/13 (g)     $            --
       2,800,000                               Sino-Forest Corp.*(g)                                --
       1,650,000                               Sino-Forest Corp.*(g)                                --
                                                                                       ---------------
                                                                                       $            --
------------------------------------------------------------------------------------------------------
                                               TOTAL ESCROW
                                               (Cost $0)                               $            --
------------------------------------------------------------------------------------------------------
                                               TEMPORARY CASH INVESTMENTS -- 3.2%
                                               Repurchase Agreements -- 3.2%
      30,000,000                               Deutschebank AG, 0.05%, dated
                                               9/30/13, repurchase price of
                                               $30,000,000 plus accrued interest
                                               on 10/1/13 collateralized by the
                                               following:
                                               $537,177 U.S. Treasury Notes,
                                               1.25-3.75%, 11/15/18-5/15/22
                                               $1,133,534 U.S. Treasury Bond,
                                               4.375-8.125% 5/15/21-5/15/41
                                               $28,931,706 U.S. Treasury Strip,
                                               0.00-4.125%, 5/15/15-8/15/43            $    30,000,000

    102,945,000                                Bank of Nova Scotia, 0.12%, dated
                                               9/30/13, repurchase price of
                                               $102,945,000 plus accrued interest
                                               on 10/1/13 collateralized by the
                                               following:
                                               $7,739,556 U.S. Treasury Notes,
                                               0.25%, 10/15/15
                                               $72,348,556 Federal National
                                               Mortgage Association, 2.50-4.50%,
                                               10/1/26-6/1/43
                                               $24,776,551 Freddie Mac Giant,
                                               3.00-5.00%, 12/1/26-8/1/43
                                               $139,775 Government National
                                               Mortgage Association, 5.0%, 6/20/43         102,945,000

    102,945,000                                RBC Capital Markets, Inc., 0.06%,
                                               dated 9/30/13, repurchase price of
                                               $102,945,000 plus accrued interest
                                               on 10/1/13 collateralized by
                                               $105,003,901 Federal National
                                               Mortgage Association, 3.00-3.50%,
                                               8/1/42-5/1/43                               102,945,000
                                                                                       ---------------
                                                                                       $   235,890,000
------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

96 Pioneer Strategic Income Fund | Annual Report | 9/30/13

------------------------------------------------------------------------------------------------------
                   Floating      S&P/Moody's
Principal          Rate (b)      Ratings
Amount ($)         (unaudited)   (unaudited)                                           Value
------------------------------------------------------------------------------------------------------

                                               TOTAL TEMPORARY CASH
                                               INVESTMENTS
                                               (Cost $235,890,000)                     $   235,890,000
------------------------------------------------------------------------------------------------------
                                               TOTAL INVESTMENT IN
                                               SECURITIES -- 97.2%
                                               (Cost $6,957,955,232) (a)               $ 7,020,114,938
------------------------------------------------------------------------------------------------------
                                               OTHER ASSETS &
                                               LIABILITIES -- 2.8%                     $   204,522,003
------------------------------------------------------------------------------------------------------
                                               TOTAL NET ASSETS -- 100.0%              $ 7,224,636,941
======================================================================================================

------------------------------------------------------------------------------------------------------
 Notional                                                                              Unrealized
 Principal $                                                                           Appreciation
------------------------------------------------------------------------------------------------------

                                               CREDIT DEFAULT SWAP
                                               AGREEMENT
       7,000,000                               JPMorgan Chase & Co., American
                                               Axle & Manufacturing Co., 5.0%,
                                               12/20/17                                $     1,008,027
------------------------------------------------------------------------------------------------------
                                               TOTAL CREDIT DEFAULT
                                               SWAP AGREEMENT
                                               (Premiums received $280,000)            $     1,008,027
------------------------------------------------------------------------------------------------------


+         Amount rounds to less than 0.1%.

Step Bond issued with an initial coupon rate which converts to a higher rate at a later date.

Cat Bond Catastrophe bond is a high-yield debt instrument that is usually insurance linked and meant to raise money in case of a catastrophe.

Perpetual Security with no stated maturity date.

PIK       Represents a pay in kind security.

REIT      Real Estate Investment Trust.

(G.D.R.)  Global Depositary Receipt.

*         Non-income producing security.

NR        Not rated by either S&P or Moody's.

WR        Rating withdrawn by either S&P or Moody's.

(144A) Security is exempt from registration under Rule 144A of the Securities Act of 1933. Such securities may be resold normally to qualified institutional buyers in a transaction exempt from registration. At September 30, 2013, the value of these securities amounted to $2,133,544,387 or 29.5% of total net assets.

** Senior floating rate loan interests in which the Fund invests generally pay interest at rates that are periodically redetermined by reference to a base lending rate plus a premium. These base lending rates are generally (i) the lending rate offered by one or more major European banks, such as LIBOR (London InterBank Offered Rate), (ii) the prime rate offered by one or more major United States banks, (iii) the certificate of deposit or (iv) other base lending rates used by commercial lenders. The rate shown is the coupon rate at period end.

The accompanying notes are an integral part of these financial statements.

                      Pioneer Strategic Income Fund | Annual Report | 9/30/13 97

(a) At September 30, 2013, the net unrealized appreciation on investments based on cost for federal income tax purposes of $6,965,473,962 was as follows:

            Aggregate gross unrealized appreciation for all investments in which
                there is an excess of value over tax cost                         $  258,117,242

            Aggregate gross unrealized depreciation for all investments in which
                there is an excess of tax cost over value                           (203,476,266)
                                                                                  --------------
            Net unrealized appreciation                                           $   54,640,976
                                                                                  ==============

(b) Debt obligation with a variable interest rate. Rate shown is rate at end of period.

(c) Security is valued using fair value methods (other than prices supplied by independent pricing services). See Notes To Financial Statements -- Note 1A.

(d) Security issued with a zero coupon. Income is recognized through accretion of discount.

(e) Security represents the interest only portion payments on a pool of underlying mortgages or mortgage-backed securities.

(f)       Security is in default and is non-income producing.

(g)       Security is valued at $0.

Principal amounts are denominated in U.S. Dollars unless otherwise noted:

AUD       Australian Dollar
BRL       Brazilian Real
CAD       Canadian Dollar
CNY       New Chinese Yuan
EURO      Euro
GBP       British Pound Sterling
GHS       Ghanian Cedi
IDR       Indonesian Rupiah
MXN       Mexican Peso
MYR       Malaysian Ringgit
NGN       Nigerian Naira
NOK       Norwegian Krone
NZD       New Zealand Dollar
PHP       Philippine Peso
RON       Romanian New Leu
RUB       Russian Ruble
SEK       Swedish Krone
TRY       Turkish Lira

Purchases and sales of securities (excluding temporary cash investments) for the year ended September 30, 2013 were as follows:

--------------------------------------------------------------------------------
                                              Purchases           Sales
--------------------------------------------------------------------------------
Long-Term U.S. Government Securities          $  104,147,518      $   84,405,563
Other Long-Term Securities                    $3,147,449,667      $2,279,875,005

The accompanying notes are an integral part of these financial statements.

98 Pioneer Strategic Income Fund | Annual Report | 9/30/13

Various inputs are used in determining the value of the Portfolio's investments. These inputs are summarized in the three broad levels listed below.

    Level 1 - quoted prices in active markets for identical securities.

    Level 2 - other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.) See Notes to Financial Statements -- Note 1A.

    Level 3 - significant unobservable inputs (including the Portfolio's own assumptions in determining fair value of investments) See Notes to Financial Statements -- Note 1A.

Generally, equity securities are categorized as Level 1, fixed income securities and senior loans as Level 2 and securities valued using fair value methods (other than prices supplied by independent pricing services) are categorized as Level 3. See Notes To Financial Statements -- Note 1A.

The following is a summary of the inputs used as of September 30, 2013, in valuing the Fund's investments:

-----------------------------------------------------------------------------------------------------------
                                  Level 1           Level 2           Level 3               Total
-----------------------------------------------------------------------------------------------------------
Convertible Corporate
   Bonds                          $           --    $  336,594,030    $                --   $  336,594,030
Preferred Stocks                     133,274,288        29,559,720             19,692,469      182,526,477
Convertible Preferred
   Stocks                             90,443,151                --                     --       90,443,151
Common Stocks                          4,299,464         1,795,354              6,137,190       12,232,008
Asset Backed Securities                       --       280,054,282                     --      280,054,282
Collateralized Mortgage
   Obligations                                --       654,823,504                     --      654,823,504
Corporate Bonds                               --     3,161,634,256             17,728,748    3,179,363,004
U.S. Government Agency
   Obligations                                --       312,600,690                     --      312,600,690
Foreign Government
   Bonds                                      --       422,058,212                     --      422,058,212
Municipal Bonds                               --       410,413,329                     --      410,413,329
Senior Floating Rate
   Loan Interests                             --       903,037,494                     --      903,037,494
Rights/Warrants                           78,757                --                     --           78,757
Escrow                                        --                --*                    --               --
Repurchase Agreements                         --       235,890,000                     --      235,890,000
-----------------------------------------------------------------------------------------------------------
Total                             $  228,095,660    $6,748,460,871    $        43,558,407   $7,020,114,938
===========================================================================================================
Other Financial Instruments
Net unrealized Appreciation on
   Credit Default Swaps           $           --    $    1,008,027    $                --   $    1,008,027
Net unrealized Depreciation on
   Futures Contracts                  (8,044,764)               --                     --       (8,044,764)
Net unrealized Depreciation on
   forward foreign currency
   portfolio hedge contracts                  --        (7,241,738)                    --       (7,241,738)
-----------------------------------------------------------------------------------------------------------
Total Other Financial
   Instruments                    $   (8,044,764)   $   (6,233,711)   $                --   $  (14,278,475)
===========================================================================================================

* Securities are valued at $0.

The accompanying notes are an integral part of these financial statements.

                      Pioneer Strategic Income Fund | Annual Report | 9/30/13 99

The following is a reconciliation of assets valued using significant observable inputs (Level 3):

---------------------------------------------------------------------------------------
                                  Preferred     Common       Corporate
                                  Stocks        Stocks       Bonds         Total
---------------------------------------------------------------------------------------
Balance as of 9/30/12             $         --  $        --  $ 3,144,803   $  3,144,803
Realized gain (loss)(1)                     --           --           --             --
Change in unrealized
   appreciation (depreciation)(2)      808,131      369,360    1,620,145      2,797,636
Purchases                           18,884,338           --    3,448,380     22,332,718
Sales                                       --           --           --             --
Transfers into Level 3**                    --    5,767,830    9,515,420     15,283,250
Transfers out of Level 3**                  --           --           --             --
---------------------------------------------------------------------------------------
Balance as of 9/30/13             $ 19,692,469  $ 6,137,190  $ 17,728,748  $ 43,558,407
=======================================================================================

(1) Realized gain (loss) on these securities is included in the net realized gain (loss) from investments in the Statement of Operations.

(2) Unrealized appreciation (depreciation) on these securities is included in the change in unrealized gain (loss) on investments in the Statement of Operations.

** Transfers are calculated on values as of the transfer date. During the year ended September 30, 2013, there were three securities which transferred from level 2 to level 3.

    Net change in unrealized appreciation (depreciation) of investments
    still held as of 9/30/13.                                            $ 2,797,636
                                                                         -----------

The accompanying notes are an integral part of these financial statements.

100 Pioneer Strategic Income Fund | Annual Report | 9/30/13

Statement of Assets and Liabilities | 9/30/13

ASSETS:
  Investment in securities, at value (cost $6,957,955,232)                $7,020,114,938
  Cash                                                                       123,745,844
  Futures collateral                                                           4,954,303
  Foreign currencies, at value (cost $78,443,445)                             78,397,207
  Receivables --
     Investment securities sold                                               25,275,355
     Fund shares sold                                                         26,819,280
     Dividends                                                                 1,620,811
     Interest                                                                 76,991,238
  Net unrealized appreciation on credit default swaps                          1,008,027
  Other assets                                                                    23,663
----------------------------------------------------------------------------------------
         Total assets                                                     $7,358,950,666
========================================================================================
LIABILITIES:
  Payables --
     Investment securities purchased                                      $   85,813,665
     Fund shares repurchased                                                  21,497,622
     Dividends                                                                 7,737,015
     Variation margin                                                          8,725,882
  Credit default swaps, premiums received                                        280,000
  Net unrealized appreciation on forward foreign currency contracts            7,241,738
  Due to affiliates                                                            2,017,807
  Accrued expenses                                                               999,996
----------------------------------------------------------------------------------------
         Total liabilities                                                $  134,313,725
========================================================================================
NET ASSETS:
  Paid-in capital                                                         $7,080,576,138
  Distributions in excess of net investment income                            (6,381,367)
  Accumulated net realized gain on investments, foreign currency
     transactions, futures contracts and credit default swaps                102,817,653
  Net unrealized appreciation on investments                                  62,159,706
  Net unrealized depreciation on forward foreign currency contracts and
     other assets and liabilities denominated in foreign currencies           (7,498,452)
  Net unrealized depreciation on futures contracts                            (8,044,764)
  Net unrealized appreciation on credit default swaps                          1,008,027
----------------------------------------------------------------------------------------
         Total net assets                                                 $7,224,636,941
========================================================================================
NET ASSET VALUE PER SHARE:
(No par value, unlimited number of shares authorized)
  Class A (based on $2,068,275,807/189,315,924 shares)                    $        10.92
  Class B (based on $29,373,911/2,726,138 shares)                         $        10.77
  Class C (based on $1,266,994,575/118,486,555 shares)                    $        10.69
  Class K (based on $93,041,018/8,507,752 shares)                         $        10.94
  Class R (based on $201,797,408/18,186,049 shares)                       $        11.10
  Class Y (based on $3,483,106,381/318,863,157 shares)                    $        10.92
  Class Z (based on $82,047,841/7,516,984 shares)                         $        10.91
MAXIMUM OFFERING PRICE:
  Class A ($10.92 (divided by) 95.5%)                                     $        11.43
========================================================================================

The accompanying notes are an integral part of these financial statements.

                     Pioneer Strategic Income Fund | Annual Report | 9/30/13 101

Statement of Operations

For the Year Ended 9/30/13

INVESTMENT INCOME:
   Interest (net of foreign taxes withheld of $1,144,157)                 $  367,741,338
   Dividends                                                                  11,025,635
----------------------------------------------------------------------------------------------------------
         Total investment income                                                           $  378,766,973
----------------------------------------------------------------------------------------------------------
EXPENSES:
  Management fees                                                         $   39,447,301
  Transfer agent fees and expenses
     Class A                                                                     717,815
     Class B                                                                      45,596
     Class C                                                                     280,799
     Class R                                                                      21,874
     Class Y                                                                     140,121
     Class Z                                                                      40,924
  Distribution fees
     Class A                                                                   5,424,486
     Class B                                                                     394,583
     Class C                                                                  13,595,829
     Class R                                                                   1,052,883
  Shareholder communications expense                                           7,835,721
  Administrative reimbursements                                                1,929,191
  Custodian fees                                                                 630,886
  Registration fees                                                              376,841
  Professional fees                                                              239,000
  Printing expense                                                               216,709
  Fees and expenses of nonaffiliated Trustees                                    283,940
  Miscellaneous                                                                  630,549
----------------------------------------------------------------------------------------------------------
     Total expenses                                                                        $   73,305,048
----------------------------------------------------------------------------------------------------------
         Net investment income                                                             $  305,461,925
----------------------------------------------------------------------------------------------------------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS, CREDIT
DEFAULT SWAPS, FUTURES CONTRACTS, AND FOREIGN CURRENCY TRANSACTIONS:
  Net realized gain (loss) on:
     Investments                                                          $   93,333,013
     Class actions                                                               501,378
     Futures contracts                                                        11,726,423
     Credit default swaps                                                      3,710,694
     Forward foreign currency contracts and other assets and
        liabilities denominated in foreign currencies                         (3,215,255)  $  106,056,253
----------------------------------------------------------------------------------------------------------
  Change in net unrealized appreciation (depreciation) on:
     Investments                                                          $ (286,392,939)
     Futures contracts                                                        (2,237,396)
     Credit default swaps                                                      1,008,027
     Forward foreign currency contracts and other assets and
        liabilities denominated in foreign currencies                         (5,984,208)  $ (293,606,516)
----------------------------------------------------------------------------------------------------------
  Net loss on investments, class action, futures contracts, and
        foreign currency transactions                                                      $ (187,550,263)
----------------------------------------------------------------------------------------------------------
  Net increase in net assets resulting from operations                                     $  117,911,662
==========================================================================================================

The accompanying notes are an integral part of these financial statements.

102 Pioneer Strategic Income Fund | Annual Report | 9/30/13

Statements of Changes in Net Assets

---------------------------------------------------------------------------------------------------
                                                               Year Ended          Year Ended
                                                               9/30/13             9/30/12
---------------------------------------------------------------------------------------------------
FROM OPERATIONS:
Net investment income                                          $   305,461,925     $   265,049,950
Net realized gain on investments, class actions, futures
  contracts, credit default swaps and foreign currency
  transactions                                                     106,056,253          10,148,150
Change in net unrealized appreciation (depreciation) on
  investments, futures contracts, credit default swaps and
  foreign currency transactions                                   (293,606,516)        341,569,665
---------------------------------------------------------------------------------------------------
      Net increase in net assets resulting from operations     $   117,911,662     $   616,767,765
---------------------------------------------------------------------------------------------------
DISTRIBUTIONS TO SHAREOWNERS:
Net investment income:
      Class A ($0.50 and $0.53 per share, respectively)        $   (97,251,852)    $   (88,142,153)
      Class B ($0.40 and $0.43 per share, respectively)             (1,438,963)         (2,109,957)
      Class C ($0.42 and $0.44 per share, respectively)            (51,412,386)        (47,830,334)
      Class K ($0.43 and $0.00 per share, respectively)             (2,412,153)                 --
      Class R ($0.47 and $0.50 per share, respectively)             (8,742,078)         (8,610,750)
      Class Y ($0.54 and $0.56 per share, respectively)           (151,571,198)       (119,909,284)
      Class Z ($0.53 and $0.55 per share, respectively)             (3,549,492)         (3,082,012)
Net realized gain:
      Class A ($0.00 and $0.10 per share, respectively)                     --         (14,964,756)
      Class B ($0.00 and $0.10 per share, respectively)                     --            (523,598)
      Class C ($0.00 and $0.10 per share, respectively)                     --          (9,763,700)
      Class R ($0.00 and $0.10 per share, respectively)                     --          (1,577,540)
      Class Y ($0.00 and $0.10 per share, respectively)                     --         (17,739,910)
      Class Z ($0.00 and $0.10 per share, respectively)                     --            (553,299)
---------------------------------------------------------------------------------------------------
          Total distributions to shareowners                   $  (316,378,122)    $  (314,807,293)
---------------------------------------------------------------------------------------------------
FROM FUND SHARE TRANSACTIONS:
Net proceeds from sale or exchange of shares                   $ 2,990,119,765     $ 2,749,711,010
Reinvestment of distributions                                      222,251,787         207,984,071
Cost of shares repurchased                                      (2,349,444,448)     (1,533,577,656)
---------------------------------------------------------------------------------------------------
      Net increase in net assets resulting from
         Fund share transactions                               $   862,927,104     $ 1,424,117,425
---------------------------------------------------------------------------------------------------
      Net increase in net assets                               $   664,460,644     $ 1,726,077,897
NET ASSETS:
Beginning of year                                                6,560,176,297       4,834,098,400
---------------------------------------------------------------------------------------------------
End of year                                                    $ 7,224,636,941     $ 6,560,176,297
---------------------------------------------------------------------------------------------------
Undistributed (distributions in excess of) net
   investment income                                           $    (6,381,367)    $     9,602,359
===================================================================================================

The accompanying notes are an integral part of these financial statements.

                     Pioneer Strategic Income Fund | Annual Report | 9/30/13 103

--------------------------------------------------------------------------------------------------
                           '13 Shares       '13 Amount           '12 Shares      '12 Amount
--------------------------------------------------------------------------------------------------
Class A
Shares sold                 69,974,368      $  786,563,595        71,339,480     $    776,216,104
Reinvestment of
   distributions             7,896,278          88,474,184         8,333,925           90,422,611
Less shares repurchased    (73,100,200)       (816,879,360)      (46,466,292)        (511,989,040)
--------------------------------------------------------------------------------------------------
      Net increase           4,770,446      $   58,158,419        33,207,113     $    354,649,675
==================================================================================================
Class B
Shares sold or exchanged       145,275      $    1,606,810           244,965     $      2,611,687
Reinvestment of
   distributions                88,895             983,796           197,398            2,104,123
Less shares repurchased     (1,816,672)        (20,082,624)       (1,841,960)         (22,411,116)
--------------------------------------------------------------------------------------------------
      Net decrease          (1,582,502)     $  (17,492,018)       (1,399,597)    $    (17,695,306)
==================================================================================================
Class C
Shares sold                 27,259,261      $  300,636,540        34,746,919     $    370,223,742
Reinvestment of
   distributions             3,217,077          35,286,659         3,488,002           37,003,601
Less shares repurchased    (30,870,532)       (337,450,330)      (17,750,596)        (189,870,588)
--------------------------------------------------------------------------------------------------
      Net increase
           (decrease)         (394,194)     $   (1,527,131)       20,484,325     $    217,356,755
==================================================================================================
Class K*
Shares sold                  8,603,147      $   97,477,673                --     $             --
Reinvestment of
   distributions                63,230             697,705                --                   --
Less shares repurchased       (158,625)         (1,806,052)               --                   --
--------------------------------------------------------------------------------------------------
      Net increase           8,507,752      $   96,369,326                --     $             --
==================================================================================================
Class R
Shares sold                  4,527,827      $   51,684,595         5,743,328     $     63,407,820
Reinvestment of
   distributions               720,834           8,204,705           860,006            9,474,559
Less shares repurchased     (5,358,424)        (60,975,242)       (4,219,860)         (47,591,687)
--------------------------------------------------------------------------------------------------
      Net increase
           (decrease)         (109,763)     $   (1,085,942)        2,383,474     $     25,290,692
==================================================================================================
Class Y
Shares sold                152,570,402      $1,705,375,506       137,316,013     $  1,508,642,210
Reinvestment of
   distributions             7,597,729          85,131,642         6,064,118           65,912,195
Less shares repurchased    (96,620,238)     (1,080,422,312)      (67,678,529)        (731,974,988)
--------------------------------------------------------------------------------------------------
      Net increase          63,547,893      $  710,084,836        75,701,602     $    842,579,417
==================================================================================================
Class Z
Shares sold                  4,174,547      $   46,775,046         2,634,101     $     28,609,447
Reinvestment of
   distributions               310,671           3,473,096           283,401            3,066,982
Less shares repurchased     (2,859,345)        (31,828,528)       (2,484,016)         (29,740,237)
--------------------------------------------------------------------------------------------------
      Net increase           1,625,873      $   18,419,614           433,486     $      1,936,192
==================================================================================================

* Class K shares were first publicly offered on December 20, 2012.

The accompanying notes are an integral part of these financial statements.

104 Pioneer Strategic Income Fund | Annual Report | 9/30/13

Financial Highlights

------------------------------------------------------------------------------------------------------------------------
                                                           Year         Year         Year         Year         Year
                                                           Ended        Ended        Ended        Ended        Ended
                                                           9/30/13      9/30/12      9/30/11      9/30/10      9/30/09
------------------------------------------------------------------------------------------------------------------------
Class A
Net asset value, beginning of period                       $    11.21   $    10.63   $    10.99   $    10.22   $   9.76
------------------------------------------------------------------------------------------------------------------------
Increase (decrease) from investment operations:
   Net investment income                                   $     0.49   $     0.52   $     0.55   $     0.59   $   0.64
   Net realized and unrealized gain (loss) on investments
      and foreign currency transactions                         (0.28)        0.69        (0.33)        0.73       0.71
------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) from investment operations         $     0.21   $     1.21   $     0.22   $     1.32   $   1.35
------------------------------------------------------------------------------------------------------------------------
Distributions to shareowners:
   Net investment income                                        (0.50)       (0.53)       (0.55)       (0.55)     (0.77)
   Net realized gain                                               --        (0.10)       (0.03)          --      (0.12)
------------------------------------------------------------------------------------------------------------------------
Total Distributions                                        $    (0.50)  $    (0.63)  $    (0.56)  $    (0.55)  $  (0.89)
------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net asset value                 $    (0.29)  $     0.58   $    (0.36)  $     0.77   $   0.46
------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                             $    10.92   $    11.21   $    10.63   $    10.99   $  10.22
========================================================================================================================
Total return*                                                    1.88%       11.69%        2.00%       13.29%     15.69%
Ratio of net expenses to average net assets+                     1.02%        1.06%        1.06%        1.10%      1.17%
Ratio of net investment income to average net assets+            4.32%        4.73%        5.01%        5.49%      6.81%
Portfolio turnover rate                                            34%          21%          36%          39%        32%
Net assets, end of period (in thousands)                   $2,068,276   $2,066,993   $1,609,362   $1,403,214   $909,343
========================================================================================================================

* Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period, and no sales charges. Total return would be reduced if sales charges were taken into account.

+   Ratios with no reduction for fees paid indirectly.

The accompanying notes are an integral part of these financial statements.

                     Pioneer Strategic Income Fund | Annual Report | 9/30/13 105

------------------------------------------------------------------------------------------------------------------------
                                                           Year         Year         Year         Year         Year
                                                           Ended        Ended        Ended        Ended        Ended
                                                           9/30/13      9/30/12      9/30/11      9/30/10      9/30/09
------------------------------------------------------------------------------------------------------------------------
Class B
Net asset value, beginning of period                       $ 11.06      $ 10.48      $ 10.83      $ 10.06      $   9.62
------------------------------------------------------------------------------------------------------------------------
Increase (decrease) from investment operations:
   Net investment income                                   $  0.39      $  0.42      $  0.46      $  0.48      $   0.54
   Net realized and unrealized gain (loss) on investments
      and foreign currency transactions                      (0.28)        0.69        (0.33)        0.75          0.71
------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) from investment operations         $  0.11      $  1.11      $  0.13      $  1.23      $   1.25
------------------------------------------------------------------------------------------------------------------------
Distributions to shareowners:
   Net investment income                                     (0.40)       (0.43)       (0.45)       (0.46)        (0.69)
   Net realized gain                                            --        (0.10)       (0.03)          --         (0.12)
------------------------------------------------------------------------------------------------------------------------
Total Distributions                                        $ (0.40)     $ (0.53)     $ (0.48)     $ (0.46)     $  (0.81)
------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net asset value                 $ (0.29)     $  0.58      $ (0.35)     $  0.77      $   0.44
------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                             $ 10.77      $ 11.06      $ 10.48      $ 10.83      $  10.06
========================================================================================================================
Total return*                                                 0.97%       10.81%        1.21%       12.55%        14.71%
Ratio of net expenses to average net assets+                  1.86%        1.91%        1.87%        1.86%         1.94%
Ratio of net investment income to average net assets+         3.48%        3.91%        4.22%        4.71%         6.09%
Portfolio turnover rate                                         34%          21%          36%          39%           32%
Net assets, end of period (in thousands)                   $29,374      $47,910      $59,824      $96,942      $107,129
========================================================================================================================

* Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period, and no sales charges. Total return would be reduced if sales charges were taken into account.

+   Ratios with no reduction for fees paid indirectly.

The accompanying notes are an integral part of these financial statements.

106 Pioneer Strategic Income Fund | Annual Report | 9/30/13

------------------------------------------------------------------------------------------------------------------------
                                                            Year          Year         Year         Year       Year
                                                            Ended         Ended        Ended        Ended      Ended
                                                            9/30/13       9/30/12      9/30/11      9/30/10    9/30/09
------------------------------------------------------------------------------------------------------------------------
Class C
Net asset value, beginning of period                        $    10.98    $    10.41   $    10.76   $  10.00   $   9.56
------------------------------------------------------------------------------------------------------------------------
Increase (decrease) from investment operations:
   Net investment income                                    $     0.40    $     0.43   $     0.47   $   0.51   $   0.57
   Net realized and unrealized gain (loss) on investments
      and foreign currency transactions                          (0.27)         0.68        (0.32)      0.72       0.68
------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) from investment operations          $     0.13    $     1.11   $     0.15   $   1.23   $   1.25
------------------------------------------------------------------------------------------------------------------------
Distributions to shareowners:
   Net investment income                                         (0.42)        (0.44)       (0.47)     (0.47)     (0.69)
   Net realized gain                                                --         (0.10)       (0.03)        --      (0.12)
------------------------------------------------------------------------------------------------------------------------
Total Distributions                                         $    (0.42)   $    (0.54)  $    (0.50)  $  (0.47)  $  (0.81)
------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net asset value                  $    (0.29)   $     0.57   $    (0.35)  $   0.76   $   0.44
------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                              $    10.69    $    10.98   $    10.41   $  10.76   $  10.00
========================================================================================================================
Total return*                                                     1.11%        10.97%        1.33%     12.59%     14.86%
Ratio of net expenses to average net assets+                      1.72%         1.74%        1.74%      1.78%      1.85%
Ratio of net investment income to average net assets+             3.62%         4.05%        4.34%      4.80%      6.12%
Portfolio turnover rate                                             34%           21%          36%        39%        32%
Net assets, end of period (in thousands)                    $1,266,995    $1,305,498   $1,024,254   $870,348   $588,455
========================================================================================================================

* Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period, and no sales charges. Total return would be reduced if sales charges were taken into account.

+   Ratios with no reduction for fees paid indirectly.

The accompanying notes are an integral part of these financial statements.

                     Pioneer Strategic Income Fund | Annual Report | 9/30/13 107

-----------------------------------------------------------------------------
                                                                 12/20/12 (a)
                                                                 to 9/30/13
-----------------------------------------------------------------------------
Class K
Net asset value, beginning of period                             $ 11.31
-----------------------------------------------------------------------------
Increase (decrease) from investment operations:
  Net investment income                                          $  0.43
  Net realized and unrealized gain (loss) on investments
      and foreign currency transactions                            (0.37)
-----------------------------------------------------------------------------
Net increase (decrease) from investment operations               $  0.06
-----------------------------------------------------------------------------
Distributions to shareowners:
  Net investment income                                            (0.43)
  Net realized gain                                                   --
-----------------------------------------------------------------------------
Total Distributions                                              $ (0.43)
-----------------------------------------------------------------------------
Net increase (decrease) in net asset value                       $ (0.37)
-----------------------------------------------------------------------------
Net asset value, end of period                                   $ 10.94
=============================================================================
Total return*                                                       0.69%(b)
Ratio of net expenses to average net assets+                        0.63%**
Ratio of net investment income to average net assets+               4.79%**
Portfolio turnover rate                                               34%
Net assets, end of period (in thousands)                         $93,041
=============================================================================

* Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions and the complete redemption of the investment at net asset value at the end of each period.

+   Ratios with no reduction for fees paid indirectly.

(a) Class K shares were first publicly offered on December 20, 2012.

(b) Not annualized.

**  Annualized.

The accompanying notes are an integral part of these financial statements.

108 Pioneer Strategic Income Fund | Annual Report | 9/30/13

----------------------------------------------------------------------------------------------------------------------
                                                             Year        Year        Year        Year        Year
                                                             Ended       Ended       Ended       Ended       Ended
                                                             9/30/13     9/30/12     9/30/11     9/30/10     9/30/09
----------------------------------------------------------------------------------------------------------------------
Class R
Net asset value, beginning of period                         $  11.39    $  10.80    $  11.17    $  10.38    $   9.91
----------------------------------------------------------------------------------------------------------------------
Increase (decrease) from investment operations:
   Net investment income                                     $   0.46    $   0.48    $   0.53    $   0.56    $   0.62
   Net realized and unrealized gain (loss) on investments
      and foreign currency transactions                         (0.28)       0.71       (0.34)       0.76        0.73
----------------------------------------------------------------------------------------------------------------------
Net increase (decrease) from investment operations           $   0.18    $   1.19    $   0.19    $   1.32    $   1.35
----------------------------------------------------------------------------------------------------------------------
Distributions to shareowners:
   Net investment income                                        (0.47)      (0.50)      (0.53)      (0.53)      (0.76)
   Net realized gain                                               --       (0.10)      (0.03)         --       (0.12)
----------------------------------------------------------------------------------------------------------------------
Total Distributions                                          $  (0.47)   $  (0.60)   $  (0.56)   $  (0.53)   $  (0.88)
----------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net asset value                   $  (0.29)   $   0.59    $  (0.37)   $   0.79    $   0.47
----------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                               $  11.10    $  11.39    $  10.80    $  11.17    $  10.38
======================================================================================================================
Total return*                                                    1.58%      11.35%       1.64%      13.07%      15.45%
Ratio of net expenses to average net assets+                     1.34%       1.44%       1.35%       1.41%       1.44%
Ratio of net investment income to average net assets+            4.00%       4.36%       4.73%       5.18%       6.58%
Portfolio turnover rate                                            34%         21%         36%         39%         32%
Net assets, end of period (in thousands)                     $201,797    $209,561    $171,918    $154,846    $114,962
======================================================================================================================

* Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions and the complete redemption of the investment at net asset value at the end of each period.

+   Ratios with no reduction for fees paid indirectly.

The accompanying notes are an integral part of these financial statements.

                     Pioneer Strategic Income Fund | Annual Report | 9/30/13 109

-----------------------------------------------------------------------------------------------------------------------
                                                           Year          Year         Year         Year       Year
                                                           Ended         Ended        Ended        Ended      Ended
                                                           9/30/13       9/30/12      9/30/11      9/30/10    9/30/09
-----------------------------------------------------------------------------------------------------------------------
Class Y
Net asset value, beginning of period                       $    11.22    $    10.64   $    11.00   $  10.23   $   9.78
-----------------------------------------------------------------------------------------------------------------------
Increase (decrease) from investment operations:
   Net investment income                                   $     0.52    $     0.55   $     0.59   $   0.65   $   0.71
   Net realized and unrealized gain (loss) on investments
      and foreign currency transactions                         (0.28)         0.69        (0.33)      0.72       0.67
-----------------------------------------------------------------------------------------------------------------------
Net increase (decrease) from investment operations         $     0.24    $     1.24   $     0.26   $   1.37   $   1.38
-----------------------------------------------------------------------------------------------------------------------
Distributions to shareowners:
   Net investment income                                        (0.54)        (0.56)       (0.59)     (0.60)     (0.81)
   Net realized gain                                               --         (0.10)       (0.03)        --      (0.12)
-----------------------------------------------------------------------------------------------------------------------
Total Distributions                                        $    (0.54)   $    (0.66)  $    (0.62)  $  (0.60)  $  (0.93)
-----------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net asset value                 $    (0.30)   $     0.58   $    (0.36)  $   0.77   $   0.45
-----------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                             $    10.92    $    11.22   $    10.64   $  11.00   $  10.23
=======================================================================================================================
Total return*                                                    2.10%        12.05%        2.36%     13.75%     16.11%
Ratio of net expenses to average net assets+                     0.74%         0.73%        0.72%      0.69%      0.70%
Ratio of net investment income to average net assets+            4.61%         5.05%        5.36%      5.96%      7.25%
Portfolio turnover rate                                            34%           21%          36%        39%        32%
Net assets, end of period (in thousands)                   $3,483,106    $2,864,391   $1,910,764   $664,149   $226,994
=======================================================================================================================

* Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions and the complete redemption of the investment at net asset value at the end of each period.

+   Ratios with no reduction for fees paid indirectly.

The accompanying notes are an integral part of these financial statements.

110 Pioneer Strategic Income Fund | Annual Report | 9/30/13

------------------------------------------------------------------------------------------------------------------------
                                                                 Year        Year        Year        Year       Year
                                                                 Ended       Ended       Ended       Ended      Ended
                                                                 9/30/13     9/30/12     9/30/11     9/30/10    9/30/09
------------------------------------------------------------------------------------------------------------------------
Class Z
Net asset value, beginning of period                             $ 11.20     $ 10.62     $ 10.98     $ 10.21    $  9.81
------------------------------------------------------------------------------------------------------------------------
Increase from investment operations:
   Net investment income (loss)                                  $  0.51     $  0.54     $  0.58     $  0.64    $  0.71
   Net realized and unrealized gain (loss) on investments
      and foreign currency transactions                            (0.27)       0.69       (0.33)       0.72       0.61
------------------------------------------------------------------------------------------------------------------------
Net increase from investment operations                          $  0.24     $  1.23     $  0.25     $  1.36    $  1.32
------------------------------------------------------------------------------------------------------------------------
Distributions to shareowners:
   Net investment income                                           (0.53)      (0.55)      (0.58)      (0.59)     (0.80)
   Net realized gain                                                  --       (0.10)      (0.03)         --      (0.12)
------------------------------------------------------------------------------------------------------------------------
Total Distributions                                              $ (0.53)    $ (0.65)    $ (0.61)    $ (0.59)   $ (0.92)
------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net asset value                       $ (0.29)    $  0.58     $ (0.36)    $  0.77    $  0.40
------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                   $ 10.91     $ 11.20     $ 10.62     $ 10.98    $ 10.21
========================================================================================================================
Total return*                                                       2.11%      11.96%       2.30%      13.67%     15.43%
Ratio of net expenses to average net assets+                        0.80%       0.83%       0.82%       0.79%      0.80%
Ratio of net investment income to average net assets+               4.54%       4.98%       5.23%       5.81%      6.96%
Portfolio turnover rate                                               34%         21%         36%         39%        32%
Net assets, end of period (in thousands)                         $82,048     $65,822     $57,976     $41,175    $14,187
========================================================================================================================

* Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions and the complete redemption of the investment at net asset value at the end of each period.

+   Ratios with no reduction for fees paid indirectly.

The accompanying notes are an integral part of these financial statements.

                     Pioneer Strategic Income Fund | Annual Report | 9/30/13 111

Notes to Financial Statements | 9/30/13

1. Organization and Significant Accounting Policies

Pioneer Strategic Income Fund (the Fund) is a Delaware statutory trust registered under the Investment Company Act of 1940 as a diversified, open-end management investment company. The investment objective of the Fund is to produce a high level of current income.

The Fund offers seven classes of shares designated as Class A, Class B, Class C, Class K, Class R, Class Y and Class Z shares. Class Z shares were first publicly offered on July 6, 2007. Class K shares were first publicly offered on December 20, 2012. Effective as of the close of business on December 31, 2009, Class B shares are no longer offered to new or existing shareholders, except that dividends and/or capital gain distributions may continue to be reinvested in Class B shares, and shareholders may exchange their Class B shares for Class B shares of other Pioneer funds, as permitted by existing exchange privileges. Each class of shares represents an interest in the same portfolio of investments of the Fund and has identical rights (based on relative net asset values) to assets and liquidation proceeds. Share classes can bear different rates of class-specific fees and expenses such as transfer agent and distribution fees. Differences in class-specific fees and expenses will result in differences in net investment income and, therefore, the payment of different dividends from net investment income earned by each class. The Amended and Restated Declaration of Trust of the Fund gives the Board the flexibility to specify either per-share voting or dollar-weighted voting when submitting matters for shareholder approval. Under per-share voting, each share of a class of the Fund is entitled to one vote. Under dollar-weighted voting, a shareholder's voting power is determined not by the number of shares owned, but by the dollar value of the shares on the record date. Each share class has exclusive voting rights with respect to matters affecting only that class, including with respect to the distribution plan for that class. There is no distribution plan for Class K, Class Y or Class Z shares. Class B shares convert to Class A shares approximately eight years after the date of purchase.

The Fund's financial statements have been prepared in conformity with U.S. generally accepted accounting principles that require the management of the Fund to, among other things, make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income, expenses and gains and losses on investments during the reporting period. Actual results could differ from those estimates.

112 Pioneer Strategic Income Fund | Annual Report | 9/30/13

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements, which are consistent with those policies generally accepted in the investment company industry:

A.  Security Valuation

    Security transactions are recorded as of trade date. The net asset value of the Fund is computed once daily, on each day the New York Stock Exchange
    (NYSE) is open, as of the close of regular trading on the NYSE. Senior floating rate loan interests (senior loans) are valued in accordance with guidelines established by the Board of Trustees at the mean between the last available bid and asked prices from one or more brokers or dealers as obtained from Loan Pricing Corporation. Senior loans for which no reliable price quotes are available will be valued by Loan Pricing Corporation through the use of pricing matrices to determine valuations. Fixed income securities with remaining maturity of more than sixty days are valued at prices supplied by independent pricing services, which consider such factors as market prices, market events, quotations from one or more brokers, Treasury spreads, yields, maturities and ratings. Valuations may be supplemented by dealers and other sources, as required. Credit default swaps are valued by an independent pricing service based upon valuation models incorporating default probabilities, estimated recovery rates, actual reported transactions, and other available market data. Equity securities that have traded on an exchange are valued at the last sale price on the principal exchange where they are traded. Equity securities that have not traded on the date of valuation, or securities for which sale prices are not available, generally are valued using the mean between the last bid and asked prices. Short-term fixed income securities with remaining maturities of sixty days or less generally are valued at amortized cost. Shares of money market mutual funds are valued at such funds' net asset value.

    Securities or senior loans for which market prices and/or quotations are not readily available or are considered to be unreliable are valued by or at the direction or with the approval of the Valuation Committee using fair value methods pursuant to procedures adopted by the Board of Trustees. The Valuation Committee is comprised of certain members of the Board of Trustees. The Trust may use fair value methods if it is determined that a significant event has occurred after the close of the exchange or market on which the security trades and prior to the determination of the Trust's net asset value. Examples of a significant event might include political or economic news, corporate restructurings, natural disasters, terrorist activity or trading halts. Thus, the valuation of the Trust's securities may differ significantly from exchange prices and such differences could be material. Pioneer Investment Management, Inc. (PIM), the Fund's investment adviser,

                     Pioneer Strategic Income Fund | Annual Report | 9/30/13 113 is responsible for monitoring developments that may impact fair valued securities and for discussing and assessing fair values on an ongoing basis, and at least quarterly, with the Valuation Committee.

    At September 30, 2013, there were two securities that were valued using fair value methods (in addition to securities valued using prices supplied by independent pricing services) representing less than 0.1% of net assets. Inputs used when applying fair value methods to value a security may include credit ratings, the financial condition of the company, current market conditions and comparable securities.

    Principal amounts of mortgage-backed securities are adjusted for monthly paydowns. Premiums and discounts related to certain mortgage-backed securities are amortized or accreted in proportion to the monthly paydowns. All discounts/premiums on debt securities are accreted/amortized for financial reporting purposes over the life of the respective securities, and such accretion/amortization is included in interest income.

    Dividend income is recorded on the ex-dividend date, except that certain dividends from foreign securities where the ex-dividend date may have passed are recorded as soon as the Fund becomes aware of the ex-dividend data in the exercise of reasonable diligence. Interest income, including interest on income bearing cash accounts, is recorded on the accrual basis, net of unrecoverable foreign taxes withheld at the applicable country rates.

    Gains and losses on sales of investments are calculated on the identified cost method for both financial reporting and federal income tax purposes.

B.  Foreign Currency Translation

    The books and records of the Fund are maintained in U.S. dollars. Amounts denominated in foreign currencies are translated into U.S. dollars using current exchange rates.

    Net realized gains and losses on foreign currency transactions, if any, represent, among other things, the net realized gains and losses on foreign currency contracts, disposition of foreign currencies and the difference between the amount of income accrued and the U.S. dollars actually received. Further, the effects of changes in foreign currency exchange rates on investments are not segregated in the Statement of Operations from the effects of changes in market price of those securities but are included with the net realized and unrealized gain or loss on investments.

114 Pioneer Strategic Income Fund | Annual Report | 9/30/13

C.  Forward Foreign Currency Contracts

    The Fund may enter into forward foreign currency contracts (contracts) for the purchase or sale of a specific foreign currency at a fixed price on a future date. All contracts are marked to market daily at the applicable exchange rates, and any resulting unrealized appreciation or depreciation is recorded in the Fund's financial statements. The Fund records realized gains and losses at the time a contract is offset by entry into a closing transaction or extinguished by delivery of the currency. Risks may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of the contract and from unanticipated movements in the value of foreign currencies relative to the U.S. dollar (see Note 6).

D.  Federal Income Taxes

    It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income and net realized capital gains, if any, to its shareowners. Therefore, no federal income tax provision is required. As of September 30, 2013, the Fund did not have any interest and penalties related to unrecognized tax positions, which, if applicable, would be recorded as an income tax expense in the Statement of Operations. Tax years for the prior three fiscal years are subject to examination by federal and state tax authorities.

    The amount and character of income and capital gain distributions to shareowners are determined in accordance with federal income tax rules, which may differ from U.S. generally accepted accounting principles. Distributions in excess of net investment income or net realized gains are temporary overdistributions for financial statement purposes resulting from differences in the recognition or classification of income or distributions for financial statement and tax purposes. Capital accounts within the financial statements are adjusted for permanent book/tax differences to reflect tax character, but are not adjusted for temporary differences. At September 30, 2013, the Fund reclassified $5,067,529 to increase distributions in excess of net investment income and $5,067,529 to increase accumulated net realized gain on investments, foreign currency transactions, futures contracts and credit default swaps to reflect permanent book/tax differences. These adjustments have no impact on net assets or the results of operations.

    The tax character of distributions paid during the years ended September 30, 2013 and September 30, 2012 were as follows:

--------------------------------------------------------------------------------
                                                   2013                     2012
--------------------------------------------------------------------------------
Distributions paid from:
Ordinary income                            $316,378,122             $279,386,968
Long-term capital gain                               --               35,420,325
--------------------------------------------------------------------------------
    Total                                  $316,378,122             $314,807,293
================================================================================

                     Pioneer Strategic Income Fund | Annual Report | 9/30/13 115

    The following shows the components of distributable earnings on a federal income tax-basis at September 30, 2013:

--------------------------------------------------------------------------------
                                                                            2013
--------------------------------------------------------------------------------
Distributable earnings:
Undistributed ordinary income                                       $  6,794,706
Undistributed long-term capital gain                                  90,668,974
Current year dividend payable                                         (7,737,015)
Net unrealized appreciation                                           54,334,138
--------------------------------------------------------------------------------
     Total                                                          $144,060,803
================================================================================

    The difference between book-basis and tax-basis net unrealized appreciation is attributable to the tax deferral of losses on wash sales, adjustments relating to catastrophe bonds, the mark to market on forward foreign currency contracts, futures contracts and credit default swaps, interest on defaulted bonds, and interest accruals on preferred stock.

E.  Fund Shares

    The Fund records sales and repurchases of its shares as of trade date. Pioneer Funds Distributor, Inc. (PFD), the principal underwriter for the Fund and a wholly owned indirect subsidiary of UniCredit S.p.A (UniCredit), earned $335,991 in underwriting commissions on the sale of Class A shares during the year ended September 30, 2013.

F.  Class Allocations

    Income, common expenses and realized and unrealized gains and losses are calculated at the Fund level and allocated daily to each class of shares based on its respective percentage of adjusted net assets at the beginning of the day. During the year ended September 30, 2013, the Fund recognized gains of $501,378 in settlement of class action lawsuits from several different companies, as reflected on the Statement of Operations.

    Distribution fees are calculated based on the average daily net asset value attributable to Class A, Class B, Class C, and Class R shares of the Fund, respectively (see Note 4). Class K, Class Y and Class Z shares do not pay distribution fees. All expenses and fees paid to the transfer agent, Pioneer Investment Management Shareholder Services, Inc. (PIMSS), for its services are allocated among the classes of shares based on the number of accounts in each class and the ratable allocation of related out-of-pocket expenses (see
    Note 3).

    The Fund declares as daily dividends substantially all of its net investment income. All dividends are paid on a monthly basis. Short-term capital gain distributions, if any, may be declared with the daily dividends. Distributions to

116 Pioneer Strategic Income Fund | Annual Report | 9/30/13 shareowners are recorded as of the ex-dividend date. Distributions paid by the Fund with respect to each class of shares are calculated in the same manner and at the same time, except that net investment income dividends to Class A, Class B, Class C, Class K, Class R, Class Y, and Class Z shares can reflect different transfer agent and distribution expense rates.

G.  Risks

    Investing in foreign and/or emerging markets securities involves risks relating to interest rates, currency exchange rates and economic and political conditions. Investments in high-yield or lower-rated securities are subject to greater-than-average risk. At times, the Fund's investments may represent industries or industry sectors that are interrelated or have common risks, making the Fund more susceptible to any economic, political, or regulatory developments or other risks affecting those industries and sectors. The Fund's prospectus contains unaudited information regarding the Fund's principal risks. Please refer to that document when considering the Fund's principal risks.

H.  Futures Contracts

    The Fund may enter into futures transactions to hedge against changes in interest rates, securities prices and currency exchange rates or to seek to increase total return. Futures contracts are types of derivatives. All futures contracts entered into by the Fund are traded on a futures exchange. Upon entering into a futures contract, the Fund is required to deposit with a broker an amount of cash or securities equal to the minimum "initial margin" requirements of the associated futures exchange. The amount of cash deposited with the broker as collateral at September 30, 2013 was $4,954,303. Subsequent payments for futures contracts ("variation margin") are paid or received by the Fund, depending on the daily fluctuation in the value of the contracts, and are recorded by the Fund as unrealized appreciation or depreciation. When the contract is closed, the Fund realizes a gain or loss equal to the difference between the opening and closing value of the contract as well as any fluctuation in foreign currency exchange rates where applicable. Futures contracts are subject to market risk, interest rate risk and currency exchange rate risk. Changes in value of the contracts may not directly correlate to the changes in value of the underlying securities. These risks may decrease the effectiveness of the Fund's hedging strategies and potentially result in a loss. With futures, there is minimal counterparty credit risk to the Fund since futures are exchange-traded and the exchange's clearinghouse, as counterparty to all exchange-traded futures, guarantees the futures against default. The average number of contracts open during the year ended September 30, 2013 was 9,356.

                     Pioneer Strategic Income Fund | Annual Report | 9/30/13 117

 At September 30, 2013, open futures contracts were as follows:

-------------------------------------------------------------------------------------
                          Number of                                    Unrealized
                          Contracts      Settlement                    Appreciation/
Type                      Long/(Short)   Month        Value            (Depreciation)
-------------------------------------------------------------------------------------
U.S. Long Bond (CBT)      1,288          12/13        $ 171,787,000    $  2,292,393
U.S. 10 Year Note (CBT)   (4,663)        12/13         (589,359,508)    (10,035,985)
U.S. 2 Year Note (CBT)    (621)          12/13         (136,784,950)       (351,595)
U.S. 5 Year Note (CBT)    (1,137)        12/13         (137,630,303)     (1,505,679)
U.S. Ultra Bond (CBT)     1,404          12/13          199,499,626       1,556,102
-------------------------------------------------------------------------------------
                                                      $(492,488,135)   $ (8,044,764)
-------------------------------------------------------------------------------------

I.  Repurchase Agreements

    With respect to repurchase agreements entered into by the Fund, the value of the underlying securities (collateral), including accrued interest, is required to be equal to or in excess of the repurchase price. The collateral for all repurchase agreements is held in safekeeping in the customer-only account of the Fund's custodian or a subcustodian of the Fund. The Fund's investment adviser, PIM is responsible for determining that the value of the collateral remains at least equal to the repurchase price.

J.  Credit Default Swap Agreements

    A credit default swap is a contract between a buyer of protection and a seller of protection against a pre-defined credit event. The Fund may buy or sell credit default swap contracts to increase the Fund's income, to add leverage to the Fund or to hedge the risk of default on portfolio securities. When the Fund is a seller of protection, the Fund would be required to pay the notional (or other agreed-upon) value of the referenced debt obligation to the counterparty in the event of a default by a U.S. or foreign corporate issuer of a debt obligation, which would likely result in a loss to the Fund. In return, the Fund would receive from the counterparty a periodic stream of payments during the term of the contract provided that no event of default occurred. The maximum exposure of loss to the Fund as seller of protection would be the notional value of the credit default swaps outstanding. If no default occurs, the Fund would keep the stream of payments and would have no payment obligation. The Fund may also buy credit default swap contracts in order to hedge against the risk of default of debt securities, in which case the Fund would function as the counterparty described above.

    When the Fund enters into a credit default swap contract, one party, the protection buyer, makes an upfront or periodic payment to the protection seller in exchange for the right to receive a contingent payment. An upfront payment received by the Fund, as the protection seller, is recorded as a liability in the Fund's records. An upfront payment made by the Fund, as the protection buyer, is recorded as an asset in the Fund's records. Periodic payments received or paid by the Fund are recorded as realized gains or losses.

118 Pioneer Strategic Income Fund | Annual Report | 9/30/13

    The credit default swap contracts are marked-to-market daily using valuations supplied by independent sources and the change in value, if any, is recorded as unrealized appreciation or depreciation. Payments received or made as a result of a credit event or upon termination of the contract are recognized, net of the appropriate amount of the upfront payment, as realized gains or losses.

    Credit default swap contracts involving the sale of protection may involve greater risks than if the Fund had invested in the referenced debt instrument directly. Credit default swap contracts are subject to general market risk, liquidity risk, counterparty risk and credit risk. If the Fund is a protection buyer and no credit event occurs, it will lose its investment. If the Fund is a protection seller and a credit event occurs, the value of the referenced debt instrument received by the Fund, together with the periodic payments received, may be less than the amount the Fund pays to the protection buyer, resulting in a loss to the Fund. In addition, obligations under sell protection credit default swaps may be partially offset by net amounts received from settlement of buy protection credit default swaps entered into by the Fund for the same reference obligation with the same counterparty.

    As the seller of protection, the Fund held one credit default swap contract with a notional amount of $7,000,000 at September 30, 2013. If a defined credit event had occurred at September 30, 2013, the maximum amount the Fund would have been required to pay was $7,717,332. This amount includes net unrealized appreciation of $1,008,027, as reflected in the Schedule of Investments. The Fund did not have any open purchase contracts as of September 30, 2013.

    The average value of swap contracts open during the year ended September 30, 2013 was $26,949,009.

2. Management Agreement

PIM, a wholly owned indirect subsidiary of UniCredit, manages the Fund's portfolio. Management fees are calculated daily at the annual rate of 0.60% of the Fund's average daily net assets up to $1 billion, 0.55% on the next $9 billion and 0.50% on assets over $10 billion. For the year ended September 30, 2013, the effective management fee (excluding waivers and/or assumption of expenses) was equivalent to 0.56% of the Fund's average daily net assets.

In addition, under the management and administration agreements, certain other services and costs, including accounting, regulatory reporting and insurance premiums, are paid by the Fund as administrative reimbursements. Included in "Due to affiliates" reflected on the Statement of Assets and Liabilities is $522,390 in management fees, administrative costs and certain other reimbursements payable to PIM at September 30, 2013.

                     Pioneer Strategic Income Fund | Annual Report | 9/30/13 119

3. Transfer Agent

PIMSS, a wholly owned indirect subsidiary of UniCredit, provides substantially all transfer agent and shareowner services to the Fund at negotiated rates.

In addition, the Fund reimburses PIMSS for out-of-pocket expenses incurred by PIMSS related to shareholder communications activities such as proxy and statement mailings, outgoing phone calls and omnibus relationship contracts.

For the year ended September 30, 2013, such out-of-pocket expenses by class of shares were as follows:

--------------------------------------------------------------------------------
Shareholder Communications:
--------------------------------------------------------------------------------
Class A                                                               $2,477,672
Class B                                                                   49,402
Class C                                                                1,096,101
Class K                                                                       --
Class R                                                                  444,698
Class Y                                                                3,671,942
Class Z                                                                   95,906
--------------------------------------------------------------------------------
   Total                                                              $7,835,721
================================================================================

Included in "Due to affiliates" reflected on the Statement of Assets and Liabilities is $1,285,633 in transfer agent fees and out-of-pocket reimbursements payable to PIMSS at September 30, 2013.

4. Distribution and Service Plans

The Fund has adopted a Distribution Plan pursuant to Rule 12b-1 of the Investment Company Act of 1940 with respect to its Class A, Class B, Class C and Class R shares. Pursuant to the Plan, the Fund pays PFD 0.25% of the average daily net assets attributable to Class A shares as compensation for personal services and/or account maintenance services or distribution services with regard to Class A shares. Pursuant to the Plan, the Fund also pays PFD 1.00% of the average daily net assets attributable to Class B and Class C shares. The fee for Class B and Class C shares consists of a 0.25% service fee and a 0.75% distribution fee paid as compensation for personal services and/or account maintenance services or distribution services with regard to Class B and Class C shares. Pursuant to the Plan, the Fund further pays PFD 0.50% of the average daily net assets attributable to Class R shares for distribution services. Included in "Due to affiliates" reflected on the Statement of Assets and Liabilities is $209,784 in distribution fees payable to PFD at September 30, 2013.

The Fund also has adopted a separate service plan for Class R shares (Service
Plan). The Service Plan authorizes the Fund to pay securities dealers, plan administrators or other service organizations that agree to provide certain services to retirement plans or plan participants holding shares of the Fund a service fee of up to 0.25% of the Fund's average daily net assets attributable to Class R shares held by such plans.

120 Pioneer Strategic Income Fund | Annual Report | 9/30/13

In addition, redemptions of each class of shares (except Class K, Class R, Class Y and Class Z shares) may be subject to a contingent deferred sales charge
(CDSC). A CDSC of 1.00% may be imposed on redemptions of certain net asset value purchases of Class A shares within 12 months of purchase. Class B shares that are redeemed within five years of purchase are subject to a CDSC at declining rates beginning at 4.00%, based on the lower of cost or market value of shares being redeemed. Redemptions of Class C shares within 12 months of purchase are subject to a CDSC of 1.00%, based on the lower of cost or market value of shares being redeemed. Shares purchased as part of an exchange remain subject to any CDSC that applied to the original purchase of those shares. There is no CDSC for Class K, Class R, Class Y or Class Z shares. Proceeds from the CDSCs are paid to PFD. For the year ended September 30, 2013, CDSCs in the amount of $382,292 were paid to PFD.

5. Expense Offset Agreements

The Fund has entered into certain expense offset arrangements with PIMSS which may result in a reduction in the Fund's total expenses, due to interest earned on cash held by PIMSS. For the year ended September 30, 2013, the Fund's expenses were not reduced under such arrangements.

6. Forward Foreign Currency Contracts

At September 30, 2013, the Fund had entered into various forward foreign currency contracts that obligate the Fund to deliver or take delivery of currencies at specified future maturity dates. Alternatively, prior to the settlement date of a forward foreign currency contract, the Fund may close out such contract by entering into an offsetting contract. The average value of forward foreign currency contracts open during the year ended September 30, 2013 was $361,100,426. Open forward foreign currency contracts at September 30, 2013 were as follows:

---------------------------------------------------------------------------------------------------------
                                                                                           Net
                           Net              In                                             Unrealized
                           Contracts        Exchange         Settlement                    Appreciation
Currency                   to Deliver       For              Date         Value            (Depreciation)
---------------------------------------------------------------------------------------------------------
AUD (Australian Dollar)      (21,203,000)   $ (19,015,444)   11/19/2013   $ (19,695,982)   $   (680,538)
EURO (European Euro)         (95,055,000)    (125,714,040)   11/06/2013    (128,549,984)     (2,835,944)
EURO (European Euro)         (32,130,000)     (42,074,653)   10/18/2013     (43,449,510)     (1,374,857)
GBP (British
   Pound Sterling)            (2,150,000)      (3,320,060)   11/15/2013      (3,478,779)       (158,719)
JPY (Japanese Yen)        (5,250,000,000)     (53,542,199)   11/15/2013     (53,457,237)         84,962
MYR (Malaysian Ringgit)        6,000,000        1,835,873    11/06/2013       1,837,227           1,354
NGN (Nigerian Naira)       1,150,000,000        6,866,082    12/05/2013       6,968,006         101,925
NOK (Norwegian Krone)        410,000,000       70,217,022    10/18/2013      68,019,458      (2,197,564)
NZD (New Zealand Dollar)     (15,200,000)     (12,144,633)   11/12/2013     (12,581,188)       (436,555)
PHP (Philippine Peso)        755,000,000       17,509,276    12/27/2013      17,366,569        (142,709)
RUB (Russian Ruble)          533,000,000       15,980,548    10/28/2013      16,377,455         396,907
---------------------------------------------------------------------------------------------------------
   Total                                                                                   $ (7,241,738)
=========================================================================================================

                     Pioneer Strategic Income Fund | Annual Report | 9/30/13 121

7. Line of Credit Facility

The Fund, along with certain other funds in the Pioneer Family of Funds (the Funds), participates in a committed, unsecured revolving line of credit facility. Borrowings are used solely for temporary or emergency purposes. The Fund may borrow up to the lesser of the amount available under the facility or the limits set for borrowing by the Fund's prospectus and the 1940 Act. The credit facility is in the amount of $215 million. Under such facility, depending on the type of loan, interest on borrowings is payable at the London Interbank Offered Rate (LIBOR) plus 0.90% on an annualized basis, or the Alternate Base Rate, which is the greater of (a) the facility's administrative agent's daily announced prime rate on the borrowing date, (b) 2% plus the Federal Funds Rate on the borrowing date and (c) 2% plus the overnight Euro dollar rate on the borrowing date. The Funds pay an annual commitment fee to participate in the credit facility. The commitment fee is allocated among participating Funds based on an allocation schedule set forth in the credit agreement. For the year ended September 30, 2013, the Fund had no borrowings under the credit facility.

8. Additional Disclosures about Derivative Instruments and Hedging Activities:

Values of derivative instruments as of September 31, 2013 were as follows:

--------------------------------------------------------------------------------------------------
Derivatives Not
Accounted for as             Asset Derivatives 2013            Liabilities Derivatives 2013
Hedging Instruments          ------------------------------    -----------------------------------
Under Accounting             Statement of Assets               Statement of Assets
Standards Codification       and Liabilities                   and Liabilities
(ASC) 815                    Location            Value         Location                Value
--------------------------------------------------------------------------------------------------
Forward Foreign Currency     Net unrealized                    Net unrealized
 Contracts                   appreciation on                   depreciation on
                             forward foreign                   forward foreign
                             currency Portfolio                currency Portfolio
                             hedge contracts     $       --    hedge contracts         $ 7,241,738
Credit Default Swaps         Net unrealized                    Net unrealized
                             appreciation on                   depreciation on
                             credit default                    credit default
                             swaps               $1,008,027    swaps                   $        --
Interest Rate Futures*       Net unrealized                    Net unrealized
                             appreciation on                   depreciation on
                             futures contracts   $       --    futures contracts       $ 8,044,764
--------------------------------------------------------------------------------------------------
 Total                                           $1,008,027                            $15,286,502
--------------------------------------------------------------------------------------------------

*   Reflects unrealized appreciation/depreciation of futures contracts (see Note
    1H). The current day's variation margin is disclosed on the Statement of Assets and Liabilities.

122 Pioneer Strategic Income Fund | Annual Report | 9/30/13

The effect of derivative instruments on the Statement of Operations for the year ended September 30, 2013 was as follows:

-------------------------------------------------------------------------------------------
                                                                            Change in
Derivatives Not                                                             Unrealized
Accounted for as                                            Realized Gain   Appreciation
Hedging Instruments                                         (Loss) on       (Depreciation)
Under Accounting          Location of Gain or (Loss)        Derivatives     on Derivatives
Standards Codification    on Derivatives Recognized         Recognized      Recognized
(ASC) 815                 in Income                         in Income       in Income
-------------------------------------------------------------------------------------------
Interest Rate Futures     Net realized gain (loss) on
                          futures contracts                 $11,726,423
Interest Rate Futures     Change in net unrealized
                          appreciation (depreciation)
                          on futures contracts                              $(2,237,396)
Forward Foreign           Net realized gain (loss) on
 Currency Contracts       forward foreign currency
                          contracts and other assets
                          and liabilities denominated
                          in foreign currencies             $  (210,052)
Forward Foreign           Change in net unrealized
 Currency Contracts       appreciation (depreciation)
                          on forward foreign currency
                          contracts and other assets
                          and liabilities denominated
                          in foreign currencies                             $(6,154,276)
Credit Default Swaps      Net realized gain (loss) on
                          credit default swaps              $ 3,710,694
Credit Default Swaps      Change in net unrealized
                          appreciation (depreciation)
                          on credit default swaps                           $ 1,008,027

                     Pioneer Strategic Income Fund | Annual Report | 9/30/13 123

Report of Independent Registered Public Accounting Firm

To the Board of Trustees and Shareowners of Pioneer Strategic Income Fund:
--------------------------------------------------------------------------------
We have audited the accompanying statement of assets and liabilities of Pioneer Strategic Income Fund (the "Fund"), including the schedule of investments, as of September 30, 2013, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund's internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of September 30, 2013, by correspondence with the custodian, brokers, and agent banks or by other appropriate auditing procedures where replies from brokers and agent banks were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Pioneer Strategic Income Fund at September 30, 2013, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated therein, in conformity with U.S. generally accepted accounting principles.

                                                           /s/ Ernst & Young LLP

Boston, Massachusetts
November 22, 2013

124 Pioneer Strategic Income Fund | Annual Report | 9/30/13

ADDITIONAL INFORMATION (unaudited)

The percentage of the Fund's ordinary income distributions that are exempt from nonresident alien (NRA) tax withholding resulting from qualified interest income was 63.3%.

                     Pioneer Strategic Income Fund | Annual Report | 9/30/13 125

Trustees, Officers and Service Providers

Investment Adviser
Pioneer Investment Management, Inc.

Custodian and Sub-Administrator
Brown Brothers Harriman & Co.

Independent Registered Public Accounting Firm
Ernst & Young LLP

Principal Underwriter
Pioneer Funds Distributor, Inc.

Legal Counsel
Bingham McCutchen LLP

Shareowner Services and Transfer Agent
Pioneer Investment Management Shareholder Services, Inc.

Proxy voting policies and procedures of the Funds are available without charge, upon request, by calling our toll free number (1-800-225-6292). Information regarding how the Funds voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is publicly available to share-owners at us.pioneerinvestments.com. This information is also available on the Securities and Exchange Commission's web site at www.sec.gov.

Trustees and Officers

The Fund's Trustees and Officers are listed on the following pages, together with their principal occupations during at least the past five years. Trustees who are interested persons of the Fund within the meaning of the 1940 Act are referred to as Interested Trustees. Trustees who are not interested persons of the Fund are referred to as Independent Trustees. Each of the Trustees, except Mr. Cogan and Mr. West, serves as a trustee of each of the 52 U.S. registered investment portfolios for which Pioneer serves as investment adviser (the "Pioneer Funds"). Each of Mr. Cogan and Mr. West serves as a Trustee of 47 Pioneer funds. The address for all Trustees and all officers of the Fund is 60 State Street, Boston, Massachusetts 02109.

The Statement of Additional Information of the Fund includes additional information about the Trustees and is available, without charge, upon request, by calling 1-800-225-6292.

126 Pioneer Strategic Income Fund | Annual Report | 9/30/13

Independent Trustees

-----------------------------------------------------------------------------------------------------------------------------------
Name, Age and                Term of Office and                                                        Other Directorships
Position Held with the Fund  Length of Service      Principal Occupation                               Held by Trustee
-----------------------------------------------------------------------------------------------------------------------------------
Thomas J. Perna (63)         Trustee since 2006.    Chairman and Chief Executive Officer, Quadriserv,  Director, Broadridge
Chairman of the Board        Serves until a         Inc. (technology products for securities lending   Financial Solutions, Inc.
and Trustee                  successor trustee is   industry) (2008 - present); private investor       (investor communications and
                             elected or earlier     (2004 - 2008); and Senior Executive Vice           securities processing
                             retirement or          President, The Bank of New York (financial and     provider for financial
                             removal.               securities services) (1986 - 2004)                 services industry) (2009 -
                                                                                                       present); Director,
                                                                                                       Quadriserv, Inc. (2005 -
                                                                                                       present); and Commissioner,
                                                                                                       New Jersey State Civil
                                                                                                       Service Commission (2011 -
                                                                                                       present)
-----------------------------------------------------------------------------------------------------------------------------------
David R. Bock (69)           Trustee since 2005.    Managing Partner, Federal City Capital Advisors    Director of Enterprise
Trustee                      Serves until a         (corporate advisory services company) (1997 -      Community Investment, Inc.
                             successor trustee is   2004 and 2008 - present); Interim Chief Executive  (privately-held affordable
                             elected or earlier     Officer, Oxford Analytica, Inc. (privately held    housing finance company)
                             retirement or          research and consulting company) (2010);           (1985 - 2010); Director of
                             removal.               Executive Vice President and Chief Financial       Oxford Analytica, Inc. (2008
                                                    Officer, I-trax, Inc. (publicly traded health      - present); Director of The
                                                    care services company) (2004 - 2007); and          Swiss Helvetia Fund, Inc.
                                                    Executive Vice President and Chief Financial       (closed-end fund) (2010 -
                                                    Officer, Pedestal Inc. (internet-based mortgage    present); and Director of
                                                    trading company) (2000 - 2002)                     New York Mortgage Trust
                                                                                                       (publicly traded mortgage
                                                                                                       REIT) (2004 - 2009, 2012 -
                                                                                                       present)
-----------------------------------------------------------------------------------------------------------------------------------
Benjamin M. Friedman (69)    Trustee since 2008.    William Joseph Maier Professor of Political        Trustee, Mellon
Trustee                      Serves until a         Economy, Harvard University (1972 - present)       Institutional Funds
                             successor trustee is                                                      Investment Trust and Mellon
                             elected or earlier                                                        Institutional Funds Master
                             retirement or                                                             Portfolio (oversaw 17
                             removal.                                                                  portfolios in fund complex)
                                                                                                       (1989-2008)
-----------------------------------------------------------------------------------------------------------------------------------

                     Pioneer Strategic Income Fund | Annual Report | 9/30/13 127

-----------------------------------------------------------------------------------------------------------------------------------
Name, Age and                Term of Office and                                                        Other Directorships
Position Held with the Fund  Length of Service      Principal Occupation                               Held by Trustee
-----------------------------------------------------------------------------------------------------------------------------------
Margaret B.W. Graham (66)    Trustee since 1999.    Founding Director, Vice President and Corporate    None
Trustee                      Serves until a         Secretary, The Winthrop Group, Inc. (consulting
                             successor trustee is   firm) (1982-present); Desautels Faculty of
                             elected or earlier     Management, McGill University (1999 - present);
                             retirement or          and Manager of Research Operations and
                             removal.               Organizational Learning, Xerox PARC, Xerox's
                                                    advance research center (1990-1994)
-----------------------------------------------------------------------------------------------------------------------------------
Marguerite A. Piret (65)     Trustee since 1999.    President and Chief Executive Officer, Newbury,    Director of New America High
Trustee                      Serves until a         Piret & Company, Inc. (investment banking firm)    Income Fund, Inc.
                             successor trustee is   (1981 - present)                                   (closed-end investment
                             elected or earlier                                                        company) (2004 - present);
                             retirement or                                                             and member, Board of
                             removal.                                                                  Governors, Investment
                                                                                                       Company Institute (2000 -
                                                                                                       2006)
-----------------------------------------------------------------------------------------------------------------------------------
Stephen K. West (85)         Trustee since 1999.    Senior Counsel, Sullivan & Cromwell LLP (law       Director, The Swiss Helvetia
Trustee                      Serves until a         firm) (1998 - present); and Partner, Sullivan &    Fund, Inc. (closed-end
                             successor trustee is   Cromwell LLP (prior to 1998)                       investment company); and
                             elected or earlier                                                        Director, Invesco, Ltd.
                             retirement or                                                             (formerly AMVESCAP, PLC)
                             removal.                                                                  (investment manager)
                                                                                                       (1997-2005)
-----------------------------------------------------------------------------------------------------------------------------------

128 Pioneer Strategic Income Fund | Annual Report | 9/30/13

Interested Trustees

-----------------------------------------------------------------------------------------------------------------------------------
Name, Age and                     Term of Office and                                                            Other Directorships
Position Held with the Fund       Length of Service        Principal Occupation                                 Held by Trustee
-----------------------------------------------------------------------------------------------------------------------------------
John F. Cogan, Jr. (87)*,**       Trustee since 1999.      Non-Executive Chairman and a director of Pioneer     None
Trustee, President and Chief      Serves until a           Investment Management USA Inc. ("PIM-USA");
Executive Officer of the Fund     successor trustee is     Chairman and a director of Pioneer; Chairman and
                                  elected or earlier       Director of Pioneer Institutional Asset
                                  retirement or removal.   Management, Inc. (since 2006); Director of
                                                           Pioneer Alternative Investment Management Limited
                                                           (Dublin) (until October 2011); President and a
                                                           director of Pioneer Alternative Investment
                                                           Management (Bermuda) Limited and affiliated
                                                           funds; Deputy Chairman and a director of Pioneer
                                                           Global Asset Management S.p.A. ("PGAM") (until
                                                           April 2010); Director of Nano-C, Inc. (since
                                                           2003); Director of Cole Management Inc. (2004 -
                                                           2011); Director of Fiduciary Counseling, Inc.
                                                           (until December 2011); President of all of the
                                                           Pioneer Funds; and Retired Partner, Wilmer Cutler
                                                           Pickering Hale and Dorr LLP
-----------------------------------------------------------------------------------------------------------------------------------
Daniel K. Kingsbury (55)*         Trustee since 2007.      Director, CEO and President of PIM-USA (since        None
Trustee and Executive             Serves until a           February 2007); Director and President of Pioneer
Vice President                    successor trustee is     and Pioneer Institutional Asset Management, Inc.
                                  elected or earlier       (since February 2007); Executive Vice President
                                  retirement or removal.   of all of the Pioneer Funds (since March 2007);
                                                           Director of PGAM (2007 - 2010); Head of New
                                                           Europe Division, PGAM (2000 - 2005); Head of New
                                                           Markets Division, PGAM (2005 - 2007)
-----------------------------------------------------------------------------------------------------------------------------------

* Mr. Cogan and Mr. Kingsbury are Interested Trustees because they are Officers or directors of the Fund's investment adviser and certain of its affiliates.

**    Mr. Cogan resigned as Trustee of the Pioneer Funds effective November 12,
      2013.

                     Pioneer Strategic Income Fund | Annual Report | 9/30/13 129

Fund Officers

-----------------------------------------------------------------------------------------------------------------------------------
Name, Age and                Term of Office and                                                                Other Directorships
Position Held with the Fund  Length of Service      Principal Occupation                                       Held by Officer
-----------------------------------------------------------------------------------------------------------------------------------
Christopher J. Kelley (48)   Since 2003. Serves at  Vice President and Associate General Counsel of Pioneer    None
Secretary                    the discretion of the  since January 2008 and Secretary of all of the Pioneer
                             Board.                 Funds since June 2010; Assistant Secretary of all of the
                                                    Pioneer Funds from September 2003 to May 2010; and Vice
                                                    President and Senior Counsel of Pioneer from July 2002
                                                    to December 2007
-----------------------------------------------------------------------------------------------------------------------------------
Carol B. Hannigan (52)       Since 2010. Serves at  Fund Governance Director of Pioneer since December 2006    None
Assistant Secretary          the discretion of the  and Assistant Secretary of all the Pioneer Funds since
                             Board.                 June 2010; Manager - Fund Governance of Pioneer from
                                                    December 2003 to November 2006; and Senior Paralegal of
                                                    Pioneer from January 2000 to November 2003
-----------------------------------------------------------------------------------------------------------------------------------
Thomas Reyes (50)            Since 2010. Serves at  Counsel of Pioneer since June 2007 and Assistant           None
Assistant Secretary          the discretion of the  Secretary of all the Pioneer Funds since June 2010; and
                             Board.                 Vice President and Counsel at State Street Bank from
                                                    October 2004 to June 2007
-----------------------------------------------------------------------------------------------------------------------------------
Mark E. Bradley (53)         Since 2008. Serves at  Vice President - Fund Treasury of Pioneer; Treasurer of    None
Treasurer and Chief          the discretion of the  all of the Pioneer Funds since March 2008; Deputy
Financial and Accounting     Board.                 Treasurer of Pioneer from March 2004 to February 2008;
Officer of the Fund                                 and Assistant Treasurer of all of the Pioneer Funds from
                                                    March 2004 to February 2008
-----------------------------------------------------------------------------------------------------------------------------------
Luis I. Presutti (48)        Since 2000. Serves at  Assistant Vice President - Fund Treasury of Pioneer; and   None
Assistant Treasurer          the discretion of the  Assistant Treasurer of all of the Pioneer Funds
                             Board.
-----------------------------------------------------------------------------------------------------------------------------------
Gary Sullivan (55)           Since 2002. Serves at  Fund Accounting Manager - Fund Treasury of Pioneer; and    None
Assistant Treasurer          the discretion of the  Assistant Treasurer of all of the Pioneer Funds
                             Board.
-----------------------------------------------------------------------------------------------------------------------------------
David F. Johnson (33)        Since 2009. Serves at  Fund Administration Manager - Fund Treasury of Pioneer     None
Assistant Treasurer          the discretion of the  since November 2008; Assistant Treasurer of all of the
                             Board.                 Pioneer Funds since January 2009; and Client Service
                                                    Manager - Institutional Investor Services at State
                                                    Street Bank from March 2003 to March 2007
-----------------------------------------------------------------------------------------------------------------------------------

130 Pioneer Strategic Income Fund | Annual Report | 9/30/13

-----------------------------------------------------------------------------------------------------------------------------------
Name, Age and                Term of Office and                                                                Other Directorships
Position Held with the Fund  Length of Service      Principal Occupation                                       Held by Officer
-----------------------------------------------------------------------------------------------------------------------------------
Jean M. Bradley (61)         Since 2010. Serves at  Chief Compliance Officer of Pioneer and of all the         None
Chief Compliance Officer     the discretion of the  Pioneer Funds since March 2010; Director of Adviser and
                             Board.                 Portfolio Compliance at Pioneer since October 2005; and
                                                    Senior Compliance Officer for Columbia Management
                                                    Advisers, Inc. from October 2003 to October 2005
-----------------------------------------------------------------------------------------------------------------------------------
Kelley O'Donnell (42)        Since 2006. Serves at  Director--Transfer Agency Compliance of Pioneer and         None
Anti-Money Laundering        the discretion of the  Anti-Money Laundering Officer of all the Pioneer Funds
Officer                      Board.                 since 2006
-----------------------------------------------------------------------------------------------------------------------------------

                     Pioneer Strategic Income Fund | Annual Report | 9/30/13 131

                           This page for your notes.

132 Pioneer Strategic Income Fund | Annual Report | 9/30/13

How to Contact Pioneer

We are pleased to offer a variety of convenient ways for you to contact us for assistance or information.

Call us for:
--------------------------------------------------------------------------------
Account Information, including existing accounts,
new accounts, prospectuses, applications
and service forms                                                 1-800-225-6292

FactFone(SM) for automated fund yields, prices,
account information and transactions                              1-800-225-4321

Retirement plans information                                      1-800-622-0176

Write to us:
--------------------------------------------------------------------------------
PIMSS, Inc.
P.O. Box 55014
Boston, Massachusetts 02205-5014

Our toll-free fax                                                 1-800-225-4240

Our internet e-mail address                   ask.pioneer@pioneerinvestments.com
(for general questions about Pioneer only)

Visit our web site: us.pioneerinvestments.com

This report must be preceded or accompanied by a prospectus.

The Fund files a complete schedule of investments with the Securities and Exchange Commission for the first and third quarters for each fiscal year on Form N-Q. Shareholders may view the filed Form N-Q by visiting the Commission's web site at www.sec.gov. The filed form may also be viewed and copied at the Commission's Public Reference Room in Washington, DC. Information regarding the operations of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

[LOGO] PIONEER
       Investments(R)

Pioneer Investment Management, Inc.
60 State Street
Boston, MA 02109

us.pioneerinvestments.com

Securities offered through Pioneer Funds Distributor, Inc.
60 State Street, Boston, MA 02109
Underwriter of Pioneer Mutual Funds, Member SIPC
(C) 2013 Pioneer Investments 19437-07-1113

ITEM 2. CODE OF ETHICS.

(a) Disclose whether, as of the end of the period covered by the report, the registrant has adopted a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party. If the registrant has not adopted such a code of ethics, explain why it has not done so.

The registrant has adopted, as of the end of the period covered by this report, a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer and controller.

(b) For purposes of this Item, the term "code of ethics" means written standards that are reasonably designed to deter wrongdoing and to promote:

        (1) Honest and ethical conduct, including the ethical handling of actual or apparent conflicts of interest between personal and professional relationships;

        (2) Full, fair, accurate, timely, and understandable disclosure in reports and documents that a registrant files with, or submits to, the Commission and in other public communications made by the registrant;

        (3) Compliance with applicable governmental laws, rules, and regulations;

        (4) The prompt internal reporting of violations of the code to an appropriate person or persons identified in the code; and

        (5) Accountability for adherence to the code.

(c) The registrant must briefly describe the nature of any amendment, during the period covered by the report, to a provision of its code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, and that relates to any element of the code of ethics definition enumerated in paragraph (b) of this Item. The registrant must file a copy of any such amendment as an exhibit pursuant to Item 10(a), unless the registrant has elected to satisfy paragraph (f) of this Item by posting its code of ethics on its website pursuant to paragraph (f)(2) of this Item, or by undertaking to provide its code of ethics to any person without charge, upon request, pursuant to paragraph (f)(3) of this Item.

The registrant has made no amendments to the code of ethics during the period covered by this report.

(d) If the registrant has, during the period covered by the report, granted a waiver, including an implicit waiver, from a provision of the code of ethics to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, that relates to one or more of the items set forth in paragraph (b) of this Item, the registrant must briefly describe the nature of the waiver, the name of the person to whom the waiver was granted, and the date of the waiver.

Not applicable.

(e) If the registrant intends to satisfy the disclosure requirement under paragraph (c) or (d) of this Item regarding an amendment to, or a waiver from, a provision of its code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions and that relates to any element of the code of ethics definition enumerated in paragraph (b) of this Item by posting such information on its Internet website, disclose the registrant's Internet address and such intention.

Not applicable.

(f) The registrant must:

        (1) File with the Commission, pursuant to Item 12(a)(1), a copy of its code of ethics that applies to the registrant's principal executive officer,principal financial officer, principal accounting officer or controller, or persons performing similar functions, as an exhibit to its annual report on this Form N-CSR (see attachment);

        (2) Post the text of such code of ethics on its Internet website and disclose, in its most recent report on this Form N-CSR, its Internet address and the fact that it has posted such code of ethics on its Internet website; or

        (3) Undertake in its most recent report on this Form N-CSR to provide to any person without charge, upon request, a copy of such code of ethics and explain the manner in which such request may be made.
	See Item 10(2)

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

(a) (1) Disclose that the registrant's board of trustees has determined that the registrant either:

    (i) Has at least one audit committee financial expert serving on its audit committee; or

    (ii) Does not have an audit committee financial expert serving on its audit committee.

The registrant's Board of Trustees has determined that the registrant has at least one audit committee financial expert.

    (2) If the registrant provides the disclosure required by paragraph
(a)(1)(i) of this Item, it must disclose the name of the audit committee financial expert and whether that person is "independent." In order to be considered "independent" for purposes of this Item, a member of an audit committee may not, other than in his or her capacity as a member of the audit committee, the board of trustees, or any other board committee:

    (i) Accept directly or indirectly any consulting, advisory, or other compensatory fee from the issuer; or

    (ii) Be an "interested person" of the investment company as defined in
         Section 2(a)(19) of the Act (15 U.S.C. 80a-2(a)(19)).

Ms. Marguerite A. Piret, an independent trustee, is such an audit committee financial expert.

    (3) If the registrant provides the disclosure required by paragraph (a)(1)
(ii) of this Item, it must explain why it does not have an audit committee financial expert.

Not applicable.


ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a) Disclose, under the caption AUDIT FEES, the aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years.

Pioneer Strategic Income Fund:
Fees for audit services provided to the Fund, including fees associated with the filings of its Form N-1A, totaled approximately $40,598 in 2013 and approximately $44,276 in 2012.

(b) Disclose, under the caption AUDIT-RELATED FEES, the aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant's financial statements and are not reported under paragraph (a) of this Item. Registrants shall describe the nature of the services comprising the fees disclosed under this category.


Pioneer Strategic Income Fund:
There were no fees for audit-related services provided to the Fund during the fiscal years ended September
30, 2013 and 2012.


(c) Disclose, under the caption TAX FEES, the aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning. Registrants shall describe the nature of the services comprising the fees disclosed under this category.

Pioneer Strategic Income Fund:
Fees for tax compliance services, primarily for tax returns, totaled $8,131 in 2013 and $8,290 in 2012.

(d) Disclose, under the caption ALL OTHER FEES, the aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through
(c) of this Item. Registrants shall describe the nature of the services comprising the fees disclosed under this category.

Pioneer Strategic Income Fund:
Other Fees
There were no fees for other services provided to the Fund during the fiscal years ended September 30, 2013 and 2012.

(e) (1) Disclose the audit committee's pre-approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of Regulation S-X.

 PIONEER FUNDS
            APPROVAL OF AUDIT, AUDIT-RELATED, TAX AND OTHER SERVICES
                       PROVIDED BY THE INDEPENDENT AUDITOR

                  SECTION I - POLICY PURPOSE AND APPLICABILITY

The Pioneer Funds recognize the importance of maintaining the independence of their outside auditors. Maintaining independence is a shared responsibility involving Pioneer Investment Management, Inc ("PIM"), the audit committee and the independent auditors.

The Funds recognize that a Fund's independent auditors: 1) possess knowledge of the Funds, 2) are able to incorporate certain services into the scope of the audit, thereby avoiding redundant work, cost and disruption of Fund personnel and processes, and 3) have expertise that has value to the Funds. As a result, there are situations where it is desirable to use the Fund's independent auditors for services in addition to the annual audit and where the potential for conflicts of interests are minimal. Consequently, this policy, which is intended to comply with Rule 210.2-01(C)(7), sets forth guidelines and procedures to be followed by the Funds when retaining the independent audit firm to perform audit, audit-related tax and other services under those circumstances, while also maintaining independence.

Approval of a service in accordance with this policy for a Fund shall also constitute approval for any other Fund whose pre-approval is required pursuant to Rule 210.2-01(c)(7)(ii).

In addition to the procedures set forth in this policy, any non-audit services that may be provided consistently with Rule 210.2-01 may be approved by the Audit Committee itself and any pre-approval that may be waived in accordance with Rule 210.2-01(c)(7)(i)(C) is hereby waived.

Selection of a Fund's independent auditors and their compensation shall be determined by the Audit Committee and shall not be subject to this policy.

                               SECTION II - POLICY

---------------- -------------------------------- -------------------------------------------------
SERVICE           SERVICE CATEGORY DESCRIPTION      SPECIFIC PRE-APPROVED SERVICE SUBCATEGORIES
CATEGORY
---------------- -------------------------------- -------------------------------------------------
I.  AUDIT        Services that are directly       o Accounting research assistance
SERVICES         related to performing the        o SEC consultation, registration
                 independent audit of the Funds     statements, and reporting
                                                  o Tax accrual related matters
                                                  o Implementation of new accounting
                                                    standards
                                                  o Compliance letters (e.g. rating agency
                                                    letters)
                                                  o Regulatory reviews and assistance
                                                    regarding financial matters
                                                  o Semi-annual reviews (if requested)
                                                  o Comfort letters for closed end
                                                    offerings
---------------- -------------------------------- -------------------------------------------------
II.              Services which are not           o AICPA attest and agreed-upon procedures
AUDIT-RELATED    prohibited under Rule            o Technology control assessments
SERVICES         210.2-01(C)(4) (the "Rule")      o Financial reporting control assessments
                 and are related extensions of    o Enterprise security architecture
                 the audit services support the     assessment
                 audit, or use the
                 knowledge/expertise gained
                 from the audit procedures as a
                 foundation to complete the
                 project.  In most cases, if
                 the Audit-Related Services are
                 not performed by the Audit
                 firm, the scope of the Audit
                 Services would likely
                 increase.  The Services are
                 typically well-defined and
                 governed by accounting
                 professional standards (AICPA,
                 SEC, etc.)
---------------- -------------------------------- -------------------------------------------------
 ------------------------------------- ------------------------------------
   AUDIT COMMITTEE APPROVAL POLICY               AUDIT COMMITTEE
                                                REPORTING POLICY
 ------------------------------------- ------------------------------------
 o "One-time" pre-approval             o A summary of all such
   for the audit period for all          services and related fees
   pre-approved specific service         reported at each regularly
   subcategories.  Approval of the       scheduled Audit Committee
   independent auditors as               meeting.
   auditors for a Fund shall
   constitute pre approval for
   these services.
 ------------------------------------- ------------------------------------
 o "One-time" pre-approval             o A summary of all such
   for the fund fiscal year within       services and related fees
   a specified dollar limit              (including comparison to
   for all pre-approved                  specified dollar limits)
   specific service subcategories        reported quarterly.

 o Specific approval is
   needed to exceed the
   pre-approved dollar limit for
   these services (see general
   Audit Committee approval policy
   below for details on obtaining
   specific approvals)

 o Specific approval is
   needed to use the Fund's
   auditors for Audit-Related
   Services not denoted as
   "pre-approved", or
   to add a specific service
   subcategory as "pre-approved"
 ------------------------------------- ------------------------------------

                     SECTION III - POLICY DETAIL, CONTINUED

----------------------- --------------------------- -----------------------------------------------
   SERVICE CATEGORY          SERVICE CATEGORY        SPECIFIC PRE-APPROVED SERVICE SUBCATEGORIES
                               DESCRIPTION
----------------------- --------------------------- -----------------------------------------------
III. TAX SERVICES       Services which are not      o Tax planning and support
                        prohibited by the Rule,     o Tax controversy assistance
                        if an officer of the Fund   o Tax compliance, tax returns, excise
                        determines that using the     tax returns and support
                        Fund's auditor to provide   o Tax opinions
                        these services creates
                        significant synergy in
                        the form of efficiency,
                        minimized disruption, or
                        the ability to maintain a
                        desired level of
                        confidentiality.
----------------------- --------------------------- -----------------------------------------------

------------------------------------- -------------------------
  AUDIT COMMITTEE APPROVAL POLICY         AUDIT COMMITTEE
                                          REPORTING POLICY
------------------------------------- -------------------------
------------------------------------- -------------------------
o "One-time" pre-approval             o A summary of
  for the fund fiscal  year             all such services and
  within a specified dollar limit       related fees
  				        (including comparison
  			                to specified dollar
  			                limits) reported
  			                quarterly.

o Specific approval is
  needed to exceed the
  pre-approved dollar limits for
  these services (see general
  Audit Committee approval policy
  below for details on obtaining
  specific approvals)

o Specific approval is
  needed to use the Fund's
  auditors for tax services not
  denoted as pre-approved, or to add a specific
  service subcategory as
  "pre-approved"
------------------------------------- -------------------------

                     SECTION III - POLICY DETAIL, CONTINUED

----------------------- --------------------------- -----------------------------------------------
   SERVICE CATEGORY          SERVICE CATEGORY        SPECIFIC PRE-APPROVED SERVICE SUBCATEGORIES
                               DESCRIPTION
----------------------- --------------------------- -----------------------------------------------
IV.  OTHER SERVICES     Services which are not      o Business Risk Management support
                        prohibited by the Rule,     o Other control and regulatory
A. SYNERGISTIC,         if an officer of the Fund     compliance projects
UNIQUE QUALIFICATIONS   determines that using the
                        Fund's auditor to provide
                        these services creates
                        significant synergy in
                        the form of efficiency,
                        minimized disruption,
                        the ability to maintain a
                        desired level of
                        confidentiality, or where
                        the Fund's auditors
                        posses unique or superior
                        qualifications to provide
                        these services, resulting
                        in superior value and
                        results for the Fund.
----------------------- --------------------------- -----------------------------------------------
--------------------------------------- ------------------------
    AUDIT COMMITTEE APPROVAL POLICY         AUDIT COMMITTEE
                                            REPORTING POLICY
------------------------------------- --------------------------
o "One-time" pre-approval             o A summary of
  for the fund fiscal year within       all such services and
  a specified dollar limit              related fees
  			               (including comparison
  			                to specified dollar
  				        limits) reported
                                        quarterly.
o Specific approval is
  needed to exceed the
  pre-approved dollar limits for
  these services (see general
  Audit Committee approval policy
  below for details on obtaining
  specific approvals)

o Specific approval is
  needed to use the Fund's
  auditors for "Synergistic" or
  "Unique Qualifications" Other
  Services not denoted as
  pre-approved to the left, or to
  add a specific service
  subcategory as "pre-approved"
------------------------------------- --------------------------

                     SECTION III - POLICY DETAIL, CONTINUED

----------------------- ------------------------- -----------------------------------------------
   SERVICE CATEGORY         SERVICE CATEGORY        SPECIFIC PROHIBITED SERVICE SUBCATEGORIES
                              DESCRIPTION
----------------------- ------------------------- -----------------------------------------------
PROHIBITED  SERVICES    Services which result     1. Bookkeeping or other services
                        in the auditors losing       related to the accounting records or
                        independence status          financial statements of the audit
                        under the Rule.              client*
                                                  2. Financial information systems design
                                                     and implementation*
                                                  3. Appraisal or valuation services,
                                                     fairness* opinions, or
                                                     contribution-in-kind reports
                                                  4. Actuarial services (i.e., setting
                                                     actuarial reserves versus actuarial
                                                     audit work)*
                                                  5. Internal audit outsourcing services*
                                                  6. Management functions or human
                                                     resources
                                                  7. Broker or dealer, investment
                                                     advisor, or investment banking services
                                                  8. Legal services and expert services
                                                     unrelated to the audit
                                                  9. Any other service that the Public
                                                     Company Accounting Oversight Board
                                                     determines, by regulation, is
                                                     impermissible
----------------------- ------------------------- -----------------------------------------------
------------------------------------------- ------------------------------
     AUDIT COMMITTEE APPROVAL POLICY               AUDIT COMMITTEE
                                                  REPORTING POLICY
------------------------------------------- ------------------------------
o These services are not to be              o A summary of all
  performed with the exception of the(*)      services and related
  services that may be permitted              fees reported at each
  if they would not be subject to audit       regularly scheduled
  procedures at the audit client (as          Audit Committee meeting
  defined in rule 2-01(f)(4)) level           will serve as continual
  the firm providing the service.             confirmation that has
  				              not provided any
                                              restricted services.
------------------------------------------- ------------------------------

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GENERAL AUDIT COMMITTEE APPROVAL POLICY:
o For all projects, the officers of the Funds and the Fund's auditors will each make an assessment to determine that any proposed projects will not impair independence.

o Potential services will be classified into the four non-restricted service categories and the "Approval of Audit, Audit-Related, Tax and Other Services" Policy above will be applied. Any services outside the specific pre-approved service subcategories set forth above must be specifically approved by the Audit Committee.

o At least quarterly, the Audit Committee shall review a report summarizing the services by service category, including fees, provided by the Audit firm as set forth in the above policy.

--------------------------------------------------------------------------------


    (2) Disclose the percentage of services described in each of paragraphs (b) through (d) of this Item that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

Non-Audit Services
Beginning with non-audit service contracts entered into on or after May 6, 2003, the effective date of the new SEC pre-approval rules, the Fund's audit committee is required to pre-approve services to affiliates defined by SEC rules to the extent that the services are determined to have a direct impact on the operations or financial reporting of the Fund. For the years ended September 30, 2013 and 2012, there were no services provided to an affiliate that required the Fund's audit committee pre-approval.


(f) If greater than 50 percent, disclose the percentage of hours expended on the principal accountants engagement to audit the registrant's financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant's full-time, permanent employees.

N/A

(g) Disclose the aggregate non-audit fees billed by the registrants accountant for services rendered to the registrant, and rendered to the registrants investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for each of the last two fiscal years of the registrant.

The aggregate non-audit fees for the Fund and affiliates, as previously defined, totaled approximately
$8,131 in 2013 and $8,290 in 2012.

(h) Disclose whether the registrants audit committee of the board of trustees has considered whether the provision of non-audit services that were rendered to the registrants investment adviser (not including any subadviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant's independence.

The Fund's audit committee of the Board of Trustees has considered whether the provision of non-audit services that were rendered to the Affiliates (as defined) that were not pre- approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant's independence.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS

(a) If the registrant is a listed issuer as defined in Rule 10A-3 under the Exchange Act (17 CFR 240.10A-3), state whether or not the registrant has a separately-designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Exchange Act (15 U.S.C. 78c(a)(58)(A)).
If the registrant has such a committee, however designated, identify each committee member. If the entire board of directors is acting as the registrant's audit committee as specified in
Section 3(a)(58)(B) of the Exchange Act (15 U.S.C. 78c(a)(58)(B)), so state.

N/A

(b) If applicable, provide the disclosure required by Rule 10A-3(d) under the Exchange Act (17 CFR 240.10A-3(d)) regarding an exemption from the listing standards for audit committees.

N/A

ITEM 6. SCHEDULE OF INVESTMENTS.

File Schedule of Investments in securities of unaffiliated issuers as of the close of the reporting period as set forth in 210.1212 of Regulation S-X [17 CFR 210.12-12], unless the schedule is included as part of the report to shareholders filed under Item
1 of this Form.

Included in Item 1


ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR
CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

A closed-end management investment company that is filing an annual report on this Form N-CSR must, unless it invests exclusively in non-voting securities, describe the policies and procedures that it uses to determine how to vote proxies relating to portfolio securities, including the procedures that the company uses when a vote presents a conflict between the interests of its shareholders, on the one hand, and those of the company's investment adviser; principal underwriter; or any affiliated person (as defined in Section 2(a)(3) of the Investment Company Act of 1940 (15 U.S.C. 80a-2(a)(3)) and the rules thereunder) of the company, its investment adviser, or its principal underwriter, on the other. Include any policies and procedures of the company's investment adviser, or any other third party, that the company uses, or that are used on the company's behalf, to determine how to vote proxies relating to portfolio securities.

Not applicable to open-end management investment companies.



ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

(a) If the registrant is a closed-end management investment company that is filing an annual report on this Form N-CSR,provide the following information:
(1) State the name, title, and length of service of the person or persons employed by or associated with the registrant or an investment adviser of the registrant who are primarily responsible for the day-to-day management of the registrant's portfolio ("Portfolio Manager"). Also state each Portfolio Manager's business experience during the past 5 years.


Not applicable to open-end management investment companies.


ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT
INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

(a) If the registrant is a closed-end management investment company, in the following tabular format, provide the information specified in paragraph (b) of this Item with respect to any purchase made by or on behalf of the registrant or any affiliated purchaser, as defined in Rule 10b-18(a)(3) under the Exchange Act (17 CFR 240.10b-18(a)(3)), of shares or other units of any class of the registrant's equity securities that is registered by the registrant pursuant to Section 12 of the Exchange Act (15 U.S.C. 781).

Not applicable to open-end management investment companies.


ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

Describe any material changes to the procedures by which shareholders may recommend nominees to the registrant's board of directors, where those changes were implemented after the registrant last provided disclosure in response to the requirements of Item 407(c)(2)(iv) of Regulation S-R(17 CFR 229.407)(as required by Item 22(b)(15)) of Schedule 14A (17 CFR 240.14a-101), or this Item.


There have been no material changes to the procedures by which the shareholders may recommend nominees to the registrant's board of directors since the registrant last provided disclosure in response to the requirements of Item 407(c)(2)(iv) of Regulation S-R of Schedule 14(A) in its definitive proxy statement, or this item.


ITEM 11. CONTROLS AND PROCEDURES.

(a) Disclose the conclusions of the registrant's principal executive and principal financials officers, or persons performing similar functions, regarding the effectiveness of the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Act (17 CFR 270.30a-3(c))) as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the Act (17 CFR 270.30(a)-3(b) and Rules 13a-15(b) or 15d-15(b)
under the Exchange Act (17 CFR 240.13a-15(b) or 240.15d-15(b)).

The registrant's principal executive officer and principal financial officer have concluded that the registrant's disclosure controls and procedures are effective based on the evaluation of these controls and procedures as of a date within 90 days of the filing date of this report.


(b) Disclose any change in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act (17CFR 270.30a-3(d)) that occured during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

There were no significant changes in the registrant's internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant's internal control over financial reporting.

The registrant's principal executive officer and principal financial officer, however, voluntarily are reporting the following information:

In August of 2006 the registrant's investment adviser enhanced its internal procedures for reporting performance information required to be included in prospectuses.
Those enhancements involved additional internal controls over the appropriateness of performance data generated for this purpose. Such enhancements were made following an internal review which identified prospectuses relating to certain classes of shares of a limited number of registrants where, inadvertently, performance information not reflecting the deduction of applicable sales charges was included. Those prospectuses were revised, and the revised prospectuses were distributed to shareholders.


ITEM 12. EXHIBITS.

(a) File the exhibits listed below as part of this Form. Letter or number the exhibits in the sequence indicated.

(1) Any code of ethics, or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy the Item 2 requirements through filing of an exhibit.



(2) A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Act (17 CFR 270.30a-2(a)) , exactly as set forth below:

Filed herewith.

                                   SIGNATURES

                          [See General Instruction F]


Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


(Registrant) Pioneer Stratgic Income Fund


By (Signature and Title)* /s/ John F. Cogan, Jr.
John F. Cogan, Jr, President

Date November 29, 2013


Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.


By (Signature and Title)* /s/ John F. Cogan, Jr.
John F. Cogan, Jr., President

Date November 29, 2013


By (Signature and Title)* /s/ Mark Bradley
Mark Bradley, Treasurer & Chief Accounting & Financial Officer

Date November 29, 2013

* Print the name and title of each signing officer under his or her signature.